Document And Entity Information	12 Months Ended
Dec. 31, 2012
Document And Entity Information [Abstract]
Document Type	8-K
Amendment Flag	false
Document Period End Date	Dec 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Entity Registrant Name	MAGELLAN MIDSTREAM PARTNERS LP
Entity Central Index Key	0001126975
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Current Reporting Status	Yes

Consolidated Statements Of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Statement [Abstract]
Transportation and terminals revenues	$ 970,744	$ 893,369	$ 793,599
Product sales revenues	799,382	854,528	763,090
Affiliate management fee revenue	1,948	770	758
Total revenues	1,772,074	1,748,667	1,557,447
Costs and expenses:
Operating	328,454	306,415	282,212
Product purchases	657,108	706,270	668,585
Depreciation and amortization	128,012	121,179	108,668
General and administrative	109,403	98,669	95,316
Total costs and expenses	1,222,977	1,232,533	1,154,781
Equity earnings	2,961	6,763	5,732
Operating profit	552,058	522,897	408,398
Interest expense	117,981	108,869	96,379
Interest income	(107)	(61)	(140)
Interest capitalized	(6,195)	(3,174)	(2,943)
Debt placement fee amortization	2,087	1,831	1,401
Other expense	0	0	750
Income before provision for income taxes	438,292	415,432	312,951
Provision for income taxes	2,622	1,866	1,371
Net income	435,670	413,566	311,580
Allocation of net income (loss):
Limited partners' interest	435,670	413,629	311,977
Non-controlling owners' interest	$ 0	$ (63)	$ (397)
Basic and diluted net income per limited partner unit	$ 1.92	$ 1.83	$ 1.42
Weighted average number of limited partner units outstanding used for basic net income per unit calculation	226,369	225,674	218,970
Weighted average number of limited partner units outstanding used for diluted net income per unit calculation	226,608	225,974	219,122

Consolidated Statements Of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Net income	$ 435,670		$ 413,566		$ 311,580
Other comprehensive income:
Net gain on interest rate cash flow hedges	10,977	[1]	0		0
Net gain (loss) on commodity cash flow hedges	2,912	[1]	7,739	[1]	(4,283)	[1]
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)	[1]	(164)	[1]	(164)	[1]
Reclassification of net loss (gain) on commodity cash flow hedges to product sales revenues	(2,760)	[1]	(7,739)	[1]	5,438	[1]
Reclassification of loss on discontinuance of commodity cash flow hedge to product sales revenues	0		0		591	[1]
Settlement cost and amortization of prior service credit and actuarial loss	2,962	[1]	1,117	[1]	106	[1]
Adjustment to recognize the funded status of postretirement plans	(1,784)	[1]	(37,058)	[1]	(4,783)	[1]
Total other comprehensive income (loss)	12,143		(36,105)		(3,095)
Comprehensive income	447,813		377,461		308,485
Comprehensive loss attributable to non-controlling owners’ interest in consolidated subsidiaries	0		(63)		(397)
Comprehensive income attributable to partners’ capital	$ 447,813		$ 377,524		$ 308,882

[1]	Includes amounts allocated to the non-controlling owners' interest.

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Current assets:
Cash and cash equivalents	$ 328,278		$ 209,620
Trade accounts receivable (less allowance for doubtful accounts of $68 and $5 at December 31, 2011 and 2012, respectively)	91,114		82,497
Other accounts receivable	12,329		10,079
Inventory	221,888		258,860
Energy commodity derivatives contracts, net	0		4,914
Energy commodity derivatives deposits, net	18,304		26,917
Reimbursable costs	4,863		5,891
Other current assets	23,502		13,412
Total current assets	700,278		612,190
Property, plant and equipment	4,408,550		4,080,484
Less: accumulated depreciation	943,248		830,762
Net property, plant and equipment	3,465,302		3,249,722
Investment in non-controlled entities	107,356		35,594
Long-term receivables	5,135		2,534
Goodwill	53,260		53,260
Other intangibles (less accumulated amortization of $14,813 and $16,715 at December 31, 2011 and 2012, respectively)	13,274		15,176
Debt placement costs (less accumulated amortization of $5,799 and $7,886 at December 31, 2011 and 2012, respectively)	15,080		14,615
Tank bottom inventory	58,493		59,473
Other noncurrent assets	1,889		2,437
Total assets	4,420,067		4,045,001
Current liabilities:
Accounts payable	112,002		66,384
Accrued payroll and benefits	32,434		30,184
Accrued interest payable	42,059		40,547
Accrued taxes other than income	33,089		27,570
Environmental liabilities	14,442		17,852
Deferred revenue	46,371		39,983
Accrued product purchases	72,049		59,800
Energy commodity derivatives contracts, net	7,338		0
Other current liabilities	32,836		28,735
Total current liabilities	392,620		311,055
Long-term debt	2,393,408		2,151,775
Long-term pension and benefits	68,134		67,080
Other noncurrent liabilities	16,382		19,905
Environmental liabilities	33,821		31,783
Commitments and contingencies
Partners' capital:
Limited partner unitholders (225,473 units and 226,201 units outstanding at December 31, 2011 and 2012, respectively)	1,550,760		1,510,604
Accumulated other comprehensive loss	(35,058)	[1]	(47,201)	[1]
Total partners’ capital	1,515,702		1,463,403
Total liabilities and partners' capital	$ 4,420,067		$ 4,045,001

[1]	Includes amounts allocated to the non-controlling owners' interest.

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Statement of Financial Position [Abstract]
Accounts receivable, allowance for doubtful accounts	$ 5	$ 68
Other intangibles, accumulated amortization	16,715	14,813
Debt placement costs, accumulated amortization	$ 7,886	$ 5,799
Limited partner unitholders, units outstanding	226,200,872	225,473,142

Consolidated Statments of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating Activities:
Net income	$ 435,670	$ 413,566	$ 311,580
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	128,012	121,179	108,668
Debt placement fee amortization	2,087	1,831	1,401
Loss on sale and retirement of assets	12,625	8,599	1,062
Equity earnings	(2,961)	(6,763)	(5,732)
Distributions from equity investments	2,961	5,598	4,853
Equity-based incentive compensation expense	21,036	17,710	18,899
Settlement cost and amortization of prior service credit and actuarial loss	2,962	1,117	106
Changes in components of operating assets and liabilities (Note 3)	42,699	14,486	(16,181)
Net cash provided by operating activities	645,091	577,323	424,656
Property, plant and equipment:
Additions to property, plant and equipment	(354,168)	(199,665)	(221,419)
Proceeds from sale and disposition of assets	1,056	6,299	8,300
Increase (decrease) in accounts payable related to capital expenditures	55,133	2,126	(3,432)
Acquisitions of businesses	0	0	(291,292)
Acquisition of tank bottom inventory	0	0	(53,017)
Acquisition of assets	0	(17,807)	(29,300)
Acquisition of non-controlling owners' interests	0	(40,500)	0
Investment in non-controlled entities	(74,934)	(8,094)	0
Distributions in excess of equity investment earnings	4,832	0	0
Other	0	(1,100)	0
Net cash used by investing activities	(368,081)	(258,741)	(590,160)
Financing Activities:
Distributions paid	(403,485)	(350,892)	(318,817)
Net repayments under revolver	0	(15,000)	(86,600)
Borrowings under long-term notes	248,345	260,914	298,899
Debt placement costs	(2,552)	(4,575)	(2,378)
Net receipt from interest rate derivatives	10,977	5,926	16,238
Increase (decrease) in outstanding checks	1,364	(5,408)	2,393
Settlement of tax withholdings on long-term incentive compensation	(13,001)	(7,410)	(3,371)
Issuance of limited partner units	0	0	258,407
Capital contributed by non-controlling owners	0	0	4,361
Costs associated with the simplification of capital structure	0	0	(313)
Net cash provided (used) by financing activities	(158,352)	(116,445)	168,819
Change in cash and cash equivalents	118,658	202,137	3,315
Cash and cash equivalents at beginning of period	209,620	7,483	4,168
Cash and cash equivalents at end of period	328,278	209,620	7,483
Supplemental non-cash financing activities:
Issuance of MMP limited partner units in settlement of long-term incentive plan awards	7,295	4,315	2,034
Non-cash capital contributed by non-controlling owners	$ 0	$ 0	$ 10,299

Consolidated Statement Of Owners' Equity (USD $) In Thousands, unless otherwise specified	Total		Limited Partner [Member]	Accumulated Other Comprehensive Loss [Member]	Non-Controlling Owners' Interest [Member]
Partners' Capital Beginning Balance at Dec. 31, 2009	$ 1,196,354		$ 1,204,355	$ (8,001)	$ 0
Comprehensive income:
Net income (loss)	311,580		311,977		(397)
Net gain on interest rate cash flow hedges	0
Net gain (loss) on commodity cash flow hedges	(4,283)	[1]		(4,283)
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)	[1]		(164)
Reclassification of net loss (gain) on commodity cash flow hedges to product sales revenues	5,438	[1]		5,438
Reclassification of loss on discontinuance of commodity cash flow hedge to product sales revenues	591	[1]		591
Settlement cost and amortization of prior service credit and actuarial loss	106	[1]		106
Adjustment to recognize the funded status of postretirement plans	(4,783)	[1]		(4,783)
Comprehensive income	308,485		311,977	(3,095)	(397)
Distributions	(318,817)		(318,817)
Issuance of MMP limited partner units	258,407		258,407
Equity method incentive compensation expense	12,233		12,233
Issuance of MMP limited partner units in settlement of long-term incentive plan awards	2,034		2,034
Settlement of tax withholdings on long-term incentive compensation	(3,371)		(3,371)
Capital contributed by non-controlling owners	14,660				14,660
Other	(414)		(414)
Partners' Capital Ending Balance at Dec. 31, 2010	1,469,571		1,466,404	(11,096)	14,263
Comprehensive income:
Net income (loss)	413,566		413,629		(63)
Net gain on interest rate cash flow hedges	0
Net gain (loss) on commodity cash flow hedges	7,739	[1]		7,739
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)	[1]		(164)
Reclassification of net loss (gain) on commodity cash flow hedges to product sales revenues	(7,739)	[1]		(7,739)
Reclassification of loss on discontinuance of commodity cash flow hedge to product sales revenues	0
Settlement cost and amortization of prior service credit and actuarial loss	1,117	[1]		1,117
Adjustment to recognize the funded status of postretirement plans	(37,058)	[1]		(37,058)
Comprehensive income	377,461		413,629	(36,105)	(63)
Distributions	(350,892)		(350,892)
Equity method incentive compensation expense	11,043		11,043
Issuance of MMP limited partner units in settlement of long-term incentive plan awards	4,315		4,315
Settlement of tax withholdings on long-term incentive compensation	(7,410)		(7,410)
Acquisition of non-controlling owners' interest	(40,500)		(26,300)		(14,200)
Other	(185)		(185)
Partners' Capital Ending Balance at Dec. 31, 2011	1,463,403		1,510,604	(47,201)	0
Comprehensive income:
Net income (loss)	435,670		435,670
Net gain on interest rate cash flow hedges	10,977	[1]		10,977
Net gain (loss) on commodity cash flow hedges	2,912	[1]		2,912
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)	[1]		(164)
Reclassification of net loss (gain) on commodity cash flow hedges to product sales revenues	(2,760)	[1]		(2,760)
Reclassification of loss on discontinuance of commodity cash flow hedge to product sales revenues	0
Settlement cost and amortization of prior service credit and actuarial loss	2,962	[1]		2,962
Adjustment to recognize the funded status of postretirement plans	(1,784)	[1]		(1,784)
Comprehensive income	447,813		435,670	12,143
Distributions	(403,485)		(403,485)
Equity method incentive compensation expense	14,118		14,118
Issuance of MMP limited partner units in settlement of long-term incentive plan awards	7,295		7,295
Settlement of tax withholdings on long-term incentive compensation	(13,001)		(13,001)
Other	(441)		(441)
Partners' Capital Ending Balance at Dec. 31, 2012	$ 1,515,702		$ 1,550,760	$ (35,058)	$ 0

[1]	Includes amounts allocated to the non-controlling owners' interest.

Organization And Description Of Business	12 Months Ended
Dec. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization And Description Of Business
Organization and Description of Business

Organization

Unless indicated otherwise, the terms “our,” “we,” “us” and similar language refer to Magellan Midstream Partners, L.P. together with its subsidiaries. We are a Delaware limited partnership and our limited partner units trade on the New York Stock Exchange under the ticker symbol “MMP.” Magellan GP, LLC, a wholly owned Delaware limited liability company, serves as our general partner.

We operate and report in three business segments: refined products, crude oil and marine storage. Our reportable segments offer different products and services and are managed separately because each requires different marketing strategies and business knowledge.

Description of Business

Refined Products. Our refined products segment includes the operations of our refined products pipeline system, our independent terminals, our ammonia pipeline as well as our butane blending and fractionation activities, each of which is briefly described below:

•
Our refined products pipeline consists of approximately 8,800 miles of pipeline and 49 terminals that provide transportation, storage and distribution services. Our refined products pipeline covers a 14-state area extending from Texas through the Midwest to Colorado, North Dakota, Minnesota, Wisconsin and Illinois. The products transported on our pipeline are primarily gasoline, distillates, aviation fuels and liquefied petroleum gases. Product originates on our pipeline from direct connections to refineries, at our terminals and through interconnections with other interstate pipelines for transportation and ultimate distribution to retail gasoline stations, truck stops, railroads, airports and other end users. Our refined products pipeline also generates fees from ancillary services including ethanol and biodiesel loading and unloading, additive injection, custom blending, terminalling, laboratory testing and data services. Our blending activities involve purchasing liquefied petroleum gases and blending them into gasoline, which creates additional gasoline available for us to sell. Our fractionation activities include two fractionators along our pipeline system that separate transmix, an unusable mixture of various petroleum products, into gasoline and diesel fuel. We generate transmix from the commingling of products between different product batches during the transportation process on our pipelines. We also purchase transmix from third parties;

•
Our 27 independent terminals are part of a distribution network located principally throughout the southeastern U.S. We earn revenues at our independent terminals primarily from fees we charge based on the volumes of refined products distributed from these locations and from ancillary services such as additive injections and ethanol blending; and

•
Our ammonia pipeline consists of 1,100 miles of pipeline that transports and distributes ammonia from production facilities in Texas and Oklahoma to various distribution points in the Midwest for use as an agricultural fertilizer. We generate revenues principally from volume-based fees for the transportation of ammonia on our pipeline system.

Crude Oil. Our crude oil segment includes a crude oil terminal in Cushing, Oklahoma, our Longhorn crude oil pipeline, our Houston-area crude oil distribution system and the crude oil and condensate storage at our East Houston and Corpus Christi, Texas terminals. Additionally, our crude oil segment includes our ownership interest in three equity investments. A brief description of these operations is as follows:

•
Our Longhorn crude oil pipeline consists of approximately 450 miles of pipeline which originates from third party pipeline connections in Crane, Texas for deliveries to Houston-area refineries and pipelines. The Longhorn pipeline will begin crude oil service in early 2013;

•
Our terminal at East Houston, Texas includes approximately two million barrels of crude oil storage, and our terminal at Corpus Christi, Texas includes approximately one million barrels of condensate storage;

•	Our Houston-area crude oil distribution system originates at our East Houston, Texas terminal and other points in the Houston area for delivery to nearby refineries and other pipeline systems;

•
Our terminal in Cushing, Oklahoma, one of the largest crude oil trading hubs in the U.S., consists of approximately 10 million barrels of usable crude oil storage. This terminal principally serves refiners, marketers and traders. We earn revenues primarily from leasing tanks as well as from throughput fees; and

•
We own more than 200 miles of pipeline in Kansas and Oklahoma that we lease to third parties for crude oil service. We earn revenues from these pipeline segments for capacity reserved even if not used by the customer.

Our crude oil segment also includes ownership interests in the following ventures:

•	a 50% interest in Osage Pipe Line Company LLC (“Osage”), a 135-mile pipeline that transports crude oil from Cushing, Oklahoma to El Dorado, Kansas and has connections to refineries in El Dorado;

•
a 50% interest in Double Eagle Pipeline LLC (“Double Eagle”), which is constructing a 140-mile pipeline to connect to a 50-mile pipeline owned by a related party entity to transport condensate to our terminal at Corpus Christi, Texas.  This pipeline is expected to be fully operational by the second half of 2013; and

•
a 50% interest in BridgeTex Pipeline Company, LLC (“BridgeTex”), which is constructing 450 miles of pipeline and related infrastructure that is being constructed to transport crude oil from Colorado City, Texas for delivery to the Houston-area refineries. This pipeline is expected to begin service in mid-2014.

Marine Storage. Our marine storage segment is comprised of storage terminals, which store and distribute refined products throughout four states. Our storage terminals are comprised of five facilities that have marine access in New Haven, Connecticut; Wilmington, Delaware; Marrero, Louisiana; and Corpus Christi and Galena Park, Texas that are located near major refining hubs along the U.S. Gulf and East Coasts. Our marine storage terminals have an aggregate storage capacity of approximately 25 million barrels. Because the rates charged at these terminals are unregulated, the marketplace determines the prices we can charge for our services. We earn revenues through storage and ancillary fees, including product heating, blending, mixing and additive injection for refiners and other large end users of refined products. Additionally, we have a 50% interest in a refined products storage company that owns 0.8 million barrels of storage located at our Galena Park terminal.

Two-for-One Unit Split. In August 2012, our general partner's board of directors approved a two-for-one split of our limited partner units, which was completed on October 12, 2012. We have retrospectively restated all limited partner unit and per unit amounts in this report, including earnings per limited partner unit, the weighted average number of limited partner units outstanding for basic and diluted net income per limited partner unit, limited partner units outstanding and per unit cash distribution amounts, for each respective period presented.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Summary Of Significant Accounting Policies
Summary of Significant Accounting Policies

Basis of Presentation. Our consolidated financial statements include our refined products, crude oil and marine storage segments. We consolidated all entities in which we have ownership interests, except four 50%-or-less-owned investments that we do not control and which we have determined are not variable interest entities. Accordingly, we apply the equity method of accounting for the following entities: (i) Osage; (ii) Texas Frontera, LLC ("Texas Frontera"); (iii) Double Eagle; and (iv) BridgeTex. We have eliminated all intercompany transactions.

Use of Estimates. The preparation of our consolidated financial statements in conformity with accounting principles generally accepted in the U.S. ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities that exist at the date of our consolidated financial statements, as well as their impact on the reported amounts of revenue and expense during the reporting periods. Actual results could differ from those estimates.

Cash Equivalents. Cash and cash equivalents include demand and time deposits and highly marketable securities or funds that own highly marketable securities with original maturities of three months or less when acquired. We periodically assess the financial condition of the institutions where we hold these funds and at December 31, 2011 and 2012, we believed that our credit risk relative to these funds was minimal.

Accounts Receivable and Allowance for Doubtful Accounts. Accounts receivable represent valid claims against non-affiliated customers. We recognize accounts receivable when we sell products or render services, except tariff-related transportation services of our refined products pipeline, which we recognize when our customers' product enters our system, and collection of the receivable is probable. We extend credit terms to certain customers based on historical dealings and to other customers after a review of various credit indicators. We establish an allowance for doubtful accounts for all or any portion of an account where we consider collections to be at risk and evaluate reserves no less than quarterly to determine their adequacy. Judgments relative to at-risk accounts include the customers' current financial condition, the customers' historical relationship with us and current and projected economic conditions. We write off accounts receivable when we deem the account uncollectible.

 Inventory Valuation. Inventory is comprised primarily of refined products, liquefied petroleum gases, transmix, crude oil and additives, which are stated and relieved at the lower of average cost or market. During 2012, we recorded a lower-of-average-cost-or-market adjustment of $2.0 million to our transmix inventory. This adjustment was recorded as a component of product purchases on the consolidated statement of income included with these financial statements. Our inventory also includes our pipeline over/short product.

Property, Plant and Equipment. Property, plant and equipment consist primarily of pipeline, pipeline-related equipment, storage tanks and processing equipment. We state property, plant and equipment at cost except for certain acquired assets recorded at fair value on their respective acquisition dates and impaired assets. We record impaired assets at fair value on the last impairment evaluation date for which an adjustment was required.

We depreciate most of our assets individually on a straight-line basis over their useful lives; however, we group the individual components of certain assets, such as some of our older tanks, together into a composite asset, and we depreciate those assets using a composite rate. We assign asset lives based on reasonable estimates when we place an asset into service. Subsequent events could cause us to change our estimates, which would affect the future calculation of depreciation expense. The range of depreciable lives by asset category is detailed in Note 7—Property, Plant and Equipment.

When we sell or retire property, plant and equipment, we remove its carrying value and the related accumulated depreciation from our accounts and record any associated gains or losses on our income statement in the period of sale or disposition.

We capitalize expenditures to replace existing assets and retire the replaced assets. We capitalize expenditures associated with existing assets when they improve the productivity or increase the useful life of the asset. We capitalize direct project costs such as labor and materials as incurred. Indirect project costs, such as overhead, are capitalized based on a percentage of direct labor charged to the respective capital project. We charge expenditures for maintenance, repairs and minor replacements to operating expense in the period incurred.

Asset Retirement Obligation.  We record the fair value of a liability related to the retirement of long-lived assets at the time we incur a legal obligation if the liability can be reasonably estimated.  When we initially record the liability, we increase the carrying amount of the related asset by the amount of the liability. Over time, we accrete the liability to its future value and record the accretion amount to operating expense.

Our operating assets generally consist of underground pipelines and related components along rights-of-way and above ground storage tanks and related facilities.  Our right-of-way agreements typically do not require the dismantling, removal and reclamation of the right-of-way upon permanent cessation of pipeline service.  Additionally, management is unable to predict when, or if, our pipelines, storage tanks and related facilities would become completely obsolete and require decommissioning.  Accordingly, except for a $3.9 million liability associated with anticipated tank liner and seal replacements, we have recorded no liability or corresponding asset as an asset retirement obligation as both the amounts and timing of such potential future costs are indeterminable.

Investments in Non-Controlled Entities. We account for investments greater than 20% in affiliates that we do not control using the equity method of accounting. Under this method, an investment is recorded at our acquisition cost or capital contributions, plus equity in undistributed earnings or losses since acquisition or formation, plus interest capitalized, less distributions received and amortization of excess net investment. Excess net investment is the amount by which our initial investment exceeded our proportionate share of the book value of the net assets of the investment. We amortize excess net investment over the weighted-average depreciable asset lives of the equity investee as of the date of the equity investment. Our unamortized excess net investment was $16.5 million and $15.8 million at December 31, 2011 and 2012, respectively. We evaluate equity method investments for impairment annually or whenever events or circumstances indicate that there is an other-than-temporary loss in value of the investment. In the event that we determine that the loss in value of an investment is other-than-temporary, we would record a charge to earnings to adjust the carrying value to fair value. We recognized no equity investment impairments during 2010, 2011 or 2012.

Goodwill and Other Intangible Assets. We do not amortize goodwill, which represents the excess of fair value of the business acquired over the fair value of assets acquired and liabilities assumed. We evaluate goodwill for impairment annually and when events or changes in circumstances indicate that the fair value of a reporting unit with goodwill has been reduced below carrying value. Goodwill was $53.3 million at both December 31, 2011 and 2012. Our reported goodwill at December 31, 2012 included $38.4 million allocated to our refined products segment, $12.1 million allocated to our crude oil segment and $2.8 million allocated to our marine storage segment.

We base our determination of whether goodwill is impaired on management's estimate of the fair value of our reporting units using a discounted future cash flow (“DFCF”) model as compared to their carrying values. Critical assumptions used in our DFCF model included: (i) time horizon of 20 years, (ii) operating margin growth of 2.5%, (iii) annual maintenance capital spending growth of 2.5% and (iv) 11.0 times earnings before interest, taxes and depreciation and amortization multiple for terminal value. We use October 1 as our impairment measurement test date and have determined that our goodwill was not impaired as of October 1, 2010, 2011 or 2012. If impairment were to occur, we would charge the amount of the impairment against earnings in the period in which the impairment occurred. The amount of the impairment would be determined by subtracting the implied fair value of the reporting unit goodwill from the carrying amount of the goodwill.

Judgments and assumptions are inherent in management's estimates used to determine the fair value of our operating segments and are consistent with what management believes would be utilized by the primary market participant. The use of alternate judgments and assumptions could result in the recognition of different levels of impairment charges in our financial statements.

We amortize other intangible assets over their estimated useful lives of 4 years up to 25 years. The weighted-average asset life of our other intangible assets at December 31, 2012 was approximately 6 years. We adjust the useful lives if events or circumstances indicate there has been a change in the remaining useful lives. We review our other intangible assets for impairment whenever events or changes in circumstances indicate we should assess the recoverability of the carrying amount of the intangible asset. We recognized no impairments for other intangible assets in 2010, 2011 and 2012. Amortization of other intangible assets was $2.0 million, $2.8 million and $1.9 million in 2010, 2011 and 2012, respectively, of which $0.6 million was charged against transportation and terminals revenues in each year during 2010, 2011 and 2012.

Tank Bottom Inventory. A contract we have with a customer at our crude oil terminal in Cushing, Oklahoma requires us to maintain a minimum volume of crude oil in the tanks they utilize at that facility. Because of this contractual requirement, the crude oil we own at that facility is not sold in the normal course of our business; therefore, we classify these crude oil barrels as a long-term asset carried at cost adjusted for gains or losses on certain derivative contracts as described below. At December 31, 2012, our tank bottom inventory consisted of 0.7 million barrels of crude oil with a carrying value of $58.5 million. We have entered into New York Mercantile Exchange ("NYMEX") contracts representing 0.7 million barrels of crude oil, which we have designated as fair value hedges against price changes in our tank bottom inventory. The cumulative losses of these derivative agreements as of December 31, 2011 and 2012 was $6.4 million and $5.5 million, respectively, which were recorded as increases to the tank bottom inventory.

Assets Held for Sale. We classify long-lived assets to be disposed of through sales that meet specific criteria as held for sale. We cease depreciating those assets effective on the date the asset is classified as held for sale. We record those assets at the lower of their carrying value or the estimated fair value less the cost to sell. Until the assets are disposed of, an estimate of the fair value is re-determined when related events or circumstances change. We had no assets classified as held for sale during 2010 or 2012. In October 2011, based on a plan for the potential sale of our ammonia pipeline, we classified this asset as held for sale. As of December 31, 2011, our ammonia pipeline no longer met the criteria as a held-for-sale asset; therefore, we reclassified this asset as held and used. The adjustments to the carrying amount of our ammonia pipeline due to its reclassification as held and used were insignificant.

Impairment of Long-Lived Assets. We evaluate our long-lived assets of identifiable business activities, other than those held for sale, for impairment when events or changes in circumstances indicate, in management's judgment, that the carrying value of such assets may not be recoverable. We base the determination of whether impairment has occurred on management's estimate of undiscounted future cash flows attributable to the assets as compared to the carrying value of the assets. We calculate the amount of the impairment recognized as the excess of the carrying amount of the asset over the fair value of the assets, as determined either through reference to similar asset sales or by estimating the fair value using a discounted cash flow approach.

Judgments and assumptions are inherent in management's estimate of undiscounted future cash flows used to determine recoverability of an asset and the estimate of an asset's fair value used to calculate the amount of impairment to recognize. The use of alternate judgments and assumptions could result in the recognition of different levels of impairment charges in the financial statements.
Impairments were not material in 2010, 2011 and 2012.

Debt Placement Costs. We capitalize costs incurred for debt borrowings when paid and amortize those costs over the life of the associated debt instrument using the effective interest method. When debt is retired before its scheduled maturity date, we write off any remaining placement costs associated with that debt.

Interest Capitalized. During construction, we capitalize interest on all construction projects requiring a completion period of three months or longer and total project costs exceeding $0.5 million, based on the weighted-average interest rate of our debt.

Pension and Postretirement Medical and Life Benefit Obligations. We sponsor three pension plans that cover substantially all of our employees, a postretirement medical and life benefit plan for certain employees and a defined contribution plan. Our pension and postretirement benefit liabilities represent the funded status of the present value of benefit obligations of these plans.

We develop pension, postretirement medical and life benefits costs from actuarial valuations. We establish actuarial assumptions to anticipate future events and use those assumptions when calculating the expense and liabilities related to these plans. These factors include assumptions management makes concerning interest rates, expected investment return on plan assets, rates of increase in health care costs, turnover rates and rates of future compensation increases, among others. In addition, we use subjective factors such as withdrawal and mortality rates to develop actuarial valuations. Management reviews and updates these assumptions on an annual basis. The actuarial assumptions that we use may differ from actual results due to changing market rates or other factors. These differences could affect the amount of pension and postretirement medical and life benefit expense we have recorded or may record.

Paid-Time Off Benefits. We recognize liabilities for paid-time off benefits when earned. Paid-time off liabilities were $11.9 million and $12.8 million at December 31, 2011 and 2012, respectively. These balances represented the remaining vested paid-time off benefits of employees. We reflect liabilities for paid-time off in the accrued payroll and benefits balances of the accompanying consolidated balance sheets.

Derivative Financial Instruments. We record derivative instruments on our balance sheets at fair value as either assets or liabilities. We account for derivatives that qualify for and are elected for treatment as normal purchases and sales using traditional accrual accounting.

For those instruments that qualify for hedge accounting, the accounting treatment depends on their intended use and their designation. We divide derivative financial instruments qualifying for hedge accounting treatment into two categories: (1) cash flow hedges and (2) fair value hedges. We execute cash flow hedges to hedge against the variability in cash flows related to a forecasted transaction and execute fair value hedges to hedge against the changes in the value of a recognized asset or liability. At inception of a hedged transaction, we document the relationship between the hedging instrument and the hedged item, the risk management objectives and the methods used for assessing and testing correlation and hedge effectiveness. We also assess, both at the inception of the hedge and on an on-going basis, whether the derivatives that are used in our hedging transactions are highly effective in offsetting changes in cash flows or fair value of the hedged item. If we determine that a derivative originally designated as a cash flow or fair value hedge is no longer highly effective, we discontinue hedge accounting prospectively and record the change in the fair value of the derivative in current earnings. The change in fair value of derivative financial instruments that either do not qualify for hedge accounting or are not designated as a hedging instrument is included in current earnings.

As part of our risk management process, we assess the creditworthiness of the financial and other institutions with which we execute financial derivatives. Such financial instruments involve the risk of non-performance by the counterparty, which could result in material losses to us.

We have entered into NYMEX commodity based futures contracts to hedge against price changes on a portion of the refined products we expect to sell in the future. Some of these contracts have qualified as cash flow or fair value hedges under Accounting Standards Codification ("ASC") No. 815, Derivatives and Hedging, while others have not. We record the effective portion of the gains or losses for those contracts that qualify as cash flow hedges in other comprehensive income and the ineffective portion in product sales revenues. We reclassify gains and losses from contracts that qualify as cash flow hedges from other comprehensive income to product sales revenues when the hedged transaction occurs and we terminate the derivative agreement. We record the effective portion of the gains or losses for those contracts that qualify as fair value hedges as adjustments to the assets or liabilities being hedged and the ineffective portions as adjustments to other income or expense. We recognize the change in fair value of those agreements that are not designated as hedges in product sales revenues, except for those undesignated agreements that economically hedge the inventories associated with our pipeline system overages or forecasted butane purchases. We record the change in fair value of those agreements in operating expenses and product purchases, respectively.

We use interest rate derivatives to help manage interest rate risk. We record any ineffectiveness on derivatives designated as hedging instruments and the change in fair value of interest rate derivatives that we do not designate as hedging instruments to other income or expense in our results of operations. For the effective portion of interest rate cash flow hedges, we record the noncurrent portion of unrealized gains or losses as an adjustment to other comprehensive income with the current portion recorded as an adjustment to interest expense. For the effective portion of fair value hedges on long-term debt, we record the noncurrent portion of gains or losses as an adjustment to long-term debt with the current portion recorded as an adjustment to interest expense.

See Comprehensive Income in this Note 2 for details of the derivative gains and losses included in accumulated other comprehensive loss.

Revenue Recognition. We recognize pipeline transportation revenues when shipments are complete. For ammonia shipments and shipments of refined products under published tariffs that combine transportation and terminalling services, shipments are complete when customers take possession of their product from our system through tanker trucks, railcars or third-party pipelines. For all other shipments, where terminalling services are not included in the tariff, shipments are complete when the product arrives at the customer-designated delivery point. We recognize injection service fees associated with customer proprietary additives upon injection to the customer's product, which occurs at the time we deliver the product to our customers. We recognize leased tank storage, pipeline capacity leases, terminalling, throughput, ethanol loading and unloading services, laboratory testing, data services, pipeline operation fees and other miscellaneous service-related revenues upon completion of contract services. We recognize product sales upon delivery of the product to the customer. We increase or decrease, as appropriate, product sales for gains and losses associated with the period change in fair value of our NYMEX agreements that we do not designate as hedges, except for those undesignated agreements that economically hedge the inventories associated with our pipeline system overages (which are recorded as adjustments to operating expense), and for the ineffective portion of our NYMEX agreements that we designate as cash flow hedges. When the physical sale of hedged refined products occurs, we increase or decrease, as appropriate, product sales for the effective portion of the gains and losses of the associated derivative agreement. We record back-to-back purchases and sales of refined products where we are acting as an agent to facilitate refined products sales between a supplier and a customer on a net basis.

Deferred Transportation Revenues and Costs. Generally, we invoice customers on our refined products pipeline for transportation services when their product enters our system. At each period end, we record all invoiced amounts associated with products that have not yet been delivered (in-transit products) as a deferred liability. Additionally, at each period end, we defer the direct costs we have incurred associated with these in-transit products until delivery occurs as a deferred asset. These deferred revenues and costs are determined using judgments and assumptions that management considers reasonable.

Pipeline Over/Short Product. The tariffs we charge for our pipeline transportation systems are primarily regulated by the Federal Energy Regulatory Commission (“FERC”); however, certain tariffs are regulated by the Surface Transportation Board or state regulatory authorities. Our tariffs include provisions which allow us to deduct from our customer's inventory a small percentage of the products our customers transport on our pipeline systems. We refer to these product quantities as tender deductions. The purpose of these tender deductions is to help offset the product losses we sustain as a result of shrinkage, evaporation, protection of product quality and product measurement inaccuracies. We record these tender deductions as an increase of pipeline over/short product inventory and a reduction of operating expense. Each period end, we measure the volume of each type of product in our pipeline system which is compared to the volumes of our shippers' inventories (as adjusted for tender deductions).  To the extent that the product volumes in our pipeline system exceeds the volumes of our shippers' book inventories, we increase our product inventories and recognize a gain and to the extent the product in our pipeline system is less than our shippers' book inventories, we record a liability (for product owed to our shippers) and recognize a loss.  The product gains and losses we recognize are recorded based on period end product market prices and we include those gains or losses in operating expenses on our consolidated statements of income.

Excise Taxes Charged to Customers. Revenues are recorded net of all amounts charged to our customers for excise taxes.

Equity-Based Incentive Compensation Awards. The compensation committee of our general partner (the “compensation committee") has approved incentive awards of phantom units representing limited partner interests in us to certain employees. The awards granted include performance-based awards and retention awards. The performance-based awards granted in 2010 contained partial distribution equivalent rights (with respect to distributions in excess of $1.42 per unit annually) and the performance-based awards granted in 2011 and 2012 contain full distribution equivalent rights. Other than certain awards granted to our executive officers, the retention awards granted do not contain distribution equivalent rights. Further, the compensation committee has issued phantom units with distribution equivalent rights to our independent directors who have deferred the receipt of board fees into the director deferred compensation plan.

Under ASC 718, Compensation-Stock Compensation, we classify unit awards as either equity or liabilities. Fair value for award grants classified as equity is determined on the grant date of the award, and we recognize this value as compensation expense ratably over the requisite service period, which is the vesting period of each unit award. We calculate the per unit fair value of equity awards as the closing price of our limited partner units on the grant date reduced by the present value of any projected per unit distributions during the requisite service period that will not be paid to the participant. Compensation expense for awards classified as equity is calculated as the number of unit awards classified as equity less estimated forfeitures, multiplied by the per unit grant date fair value of those awards, multiplied by the percentage of the requisite service period completed at each period end, multiplied by the expected payout percentage, less previously-recognized compensation expense. We re-measure unit awards classified as liabilities at fair value on the close of business at each reporting period end until settlement date. Fair value at each re-measurement date is the closing price of our limited partner units at each period end reduced by the present value of any projected per unit distributions during the remainder of the requisite service period that will not be paid to the participant. Compensation expense for unit awards classified as liabilities is the number of unit awards classified as liabilities less estimated forfeitures, multiplied by the re-measured per-unit fair value of the awards, multiplied by the percentage of the requisite service period completed at each period end, multiplied by the expected payout percentage, less previously-recognized compensation expense.

Performance-based awards include provisions that can result in payouts to the recipients from 0% up to 200% of the amount of the award. Additionally, these awards are also subject to personal and other performance components, which could increase or decrease the payout of the number of limited partner units by as much as 20%. Judgments and assumptions of the final award payouts are inherent in the accruals recorded for equity-based incentive compensation costs. The use of alternate judgments and assumptions could result in the recognition of different levels of equity-based incentive compensation costs.

Payouts related to retention awards are based solely on the completion of the requisite service period by the participant. Retention awards contain no provisions which would provide for a payout to the participant of anything other than the original number of units awarded.

The vesting period of the performance-based awards is three years. The vesting period for retention awards generally does not exceed three years; however, certain retention awards with a four-year vesting period have been granted. We use the risk-free interest rate as the discount rate in calculating fair value of the equity and liability awards. We settle vested non-director award grants by issuing new units, except for the associated tax withholding, which we settle by paying with cash on hand. Additionally, the distribution equivalent rights associated with the 2010 award grants were paid out in cash. Phantom units issued to our directors are settled in cash in January of the year following their death or resignation from the board.

The number of equity-based performance and retention unit award grants as well as the number of phantom units granted under our director deferred compensation plan that were outstanding at the time of the two-for-one limited partner unit split in October 2012 were adjusted for this split. Because these award grants included an anti-dilution feature designed to equalize the intrinsic value of the award grants as a result of the split, the fair value of the award grants immediately before and after the split were unchanged.

Contingencies and Environmental. Environmental expenditures are expensed or capitalized based on the nature of the expenditures. We expense expenditures that relate to an existing condition caused by past operations that do not contribute to current or future revenue generation. We record environmental liabilities assumed in a business combination at fair value. Otherwise, we record environmental liabilities on an undiscounted basis except for those instances where the amounts and timing of the future payments are fixed or reliably determinable. We use the risk-free interest rate to calculate the present value of discounted environmental liabilities.  We recognize liabilities for other commitments and contingencies when, after analyzing the available information, we determine it is probable that an asset has been impaired, or that a liability has been incurred and the amount of impairment or loss can be reasonably estimated. When we can estimate a range of probable loss, we accrue the most likely amount within that range, or if no amount is more likely than another, we accrue the minimum of the range of probable loss. We expense legal costs associated with loss contingencies as incurred.

We record environmental liabilities independently of any potential claim for recovery. Accruals related to environmental matters are generally determined based on site-specific plans for remediation, taking into account currently available facts, existing technologies and presently enacted laws and regulations. Accruals for environmental matters reflect our prior remediation experience and include an estimate for costs such as fees paid to contractors and outside engineering, consulting and law firms. Accruals for estimated losses from environmental remediation obligations generally are recognized no later than completion of the remediation feasibility study. Such accruals are adjusted as further information develops or circumstances change.

We maintain selective insurance coverage, which may cover all or portions of certain environmental expenditures. We recognize receivables in cases where we consider the realization of reimbursements of remediation costs as probable. We would sustain losses to the extent of amounts we have recognized as environmental receivables if the counterparties to those transactions were unable to perform their obligations to us.

At December 31, 2012, expected payments on our discounted environmental liabilities were $0.1 million in 2013, $0.1 million in 2014, $0.1 million in 2015, $1.1 million in 2016, less than $0.1 million in 2017 and $0.9 million for all periods thereafter. The table below sets forth the reconciliation of our undiscounted environmental liabilities to amounts reported on our consolidated balance sheets (in thousands). See Note 16–Commitments and Contingencies for a discussion of the changes in our environmental liabilities between December 31, 2011 and December 31, 2012.

	December 31,
	2011	2012
Aggregated undiscounted environmental liabilities	$55,012	$48,719
Amount of discount on environmental liabilities	(5,377)	(456)
Environmental liabilities, as reported	$49,635	$48,263

The determination of the accrual amounts recorded for environmental liabilities includes significant judgments and assumptions made by management. The use of alternate judgments and assumptions could result in the recognition of different levels of environmental remediation costs.

 Income Taxes. We are a partnership for income tax purposes and therefore have not been subject to federal or state income taxes. The tax on our net income is borne by the individual partners through the allocation of taxable income. Net income for financial statement purposes may differ significantly from taxable income of unitholders because of differences between the tax basis and financial reporting basis of assets and liabilities and the taxable income allocation requirements under our partnership agreement. The aggregate difference in the basis of our net assets for financial and tax reporting purposes cannot be readily determined because information regarding each partner's tax attributes is not available to us.

The amounts recognized as provision for income taxes in our results of operations reflects a partnership-level tax levied by the state of Texas. This tax is based on revenues less direct costs of sale for our assets apportioned to the state of Texas.

Net Income Per Unit. We calculate basic net income per limited partner unit for each period by dividing the limited partners' allocation of net income by the weighted-average number of limited partner units outstanding. Diluted net income per limited partner unit for each period is the same calculation as basic net income per limited partner unit, except the weighted-average limited partner units outstanding includes the dilutive effect of phantom unit grants associated with our long-term incentive plan in periods where contingent performance metrics have been met. The net income per unit amounts included in these financial statements have been retrospectively restated for all periods presented for the two-for-one split of our limited partner units, which was completed in October 2012.

Comprehensive Income. We account for comprehensive income in accordance with ASC 220, Comprehensive Income. Comprehensive income was determined based on our net income adjusted for changes in other comprehensive income (loss) from our derivative hedging transactions, related amortization of realized gains/losses and adjustments to record our pension and postretirement benefit obligation liabilities at the funded status of the present value of the benefit obligations.

Amounts included in accumulated other comprehensive loss ("AOCL") are as follows (in thousands):

	Derivative Gains (Losses)	Pension and Postretirement Liabilities	Accumulated Other Comprehensive Loss*
Balance, January 1, 2010	$1,743	$(9,744)	$(8,001)
Net loss on commodity cash flow hedges	(4,283)	—	(4,283)
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)	—	(164)
Reclassification of net loss on commodity cash flow hedges to product sales revenues	5,438	—	5,438
Reclassification of loss on discontinuance of commodity cash flow hedge to product sales revenues	591	—	591
Amortization of prior service credit and actuarial loss	—	106	106
Adjustment to recognize the funded status of postretirement plans	—	(4,783)	(4,783)
Balance, December 31, 2010	3,325	(14,421)	(11,096)
Net gain on commodity cash flow hedges	7,739	—	7,739
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)	—	(164)
Reclassification of net gain on commodity cash flow hedges to product sales revenues	(7,739)	—	(7,739)
Settlement cost and amortization of prior service credit and actuarial loss	—	1,117	1,117
Adjustment to recognize the funded status of postretirement plans	—	(37,058)	(37,058)
Balance, December 31, 2011	3,161	(50,362)	(47,201)
Net gain on interest rate cash flow hedges	10,977	—	10,977
Net gain on commodity cash flow hedges	2,912	—	2,912
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)	—	(164)
Reclassification of net gain on commodity cash flow hedges to product sales revenues	(2,760)	—	(2,760)
Amortization of prior service credit and actuarial loss	—	2,962	2,962
Adjustment to recognize the funded status of postretirement plans	—	(1,784)	(1,784)
Balance, December 31, 2012	$14,126	$(49,184)	$(35,058)

*	Includes amounts allocated to the non-controlling owners' interest.

New Accounting Pronouncements

In February 2013, the Financial Accounting Standards Board ("FASB") issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. The amendments in ASU 2013-02 do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. ASU 2013-02 is effective for annual and interim periods beginning after December 15, 2012 and is to be applied prospectively. Our adoption of this standard will not have a material impact on our results of operations, financial position or cash flows.

In December 2011, the FASB issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. This ASU requires entities that have financial instruments and derivatives that are either: (i) offset in accordance with ASC Topic 210 or Topic 815 or (ii) are subject to an enforceable master netting arrangement or similar agreement to make additional disclosures of the gross and net amounts of those assets and liabilities, the amounts offset in accordance with ASC Topics 210 and 815, as well as qualitative disclosures of the entity's master netting arrangement or similar agreement. In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU 2013-01 clarify that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with ASC Topic 815, Derivatives and Hedging. ASU 2011-11 must be applied retrospectively and became effective for fiscal years beginning on or after January 1, 2013. Our adoption of these standards will not have a material impact on our results of operations, financial position or cash flows.

In September 2011, the FASB issued ASU No. 2011-8, Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment, which modifies the test for goodwill intangibles. Under this ASU, entities have the option to apply a qualitative assessment in determining whether goodwill is impaired. This ASU was effective for periods beginning after December 15, 2011. We elected not to adopt this standard for our 2012 annual goodwill impairment testing.

In June 2011, the FASB issued ASU No. 2011-5, Comprehensive Income, which requires either that the income statement include other comprehensive income or a separate comprehensive income statement be reported immediately after the income statement. The option to report other comprehensive income in the statement of owner's equity has been eliminated. This ASU was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, with early adoption permitted. We adopted this ASU in the first quarter of 2011, which had no impact on our results of operations, financial position or cash flows.

In May 2011, the FASB issued ASU No. 2011-4, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends ASC 820, Fair Value Measurement. This ASU amends ASC 820 and results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between GAAP and international financial reporting standards. The amendments in this ASU change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements; however, the amendment’s requirements do not extend the use of fair value accounting, and for many of the requirements, the FASB does not intend for the amendments to result in a change in the application of the requirements in the “Fair Value Measurement” Topic of the Codification. Additionally, ASU No. 2011-4 includes some enhanced disclosure requirements, including an expansion of the information required for Level 3 fair value measurements. This ASU was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Our adoption of this ASU in the first quarter of 2012 did not have a material impact on our results of operations, financial position or cash flows.

Consolidated Statements Of Cash Flows	12 Months Ended
Dec. 31, 2012
Supplemental Cash Flow Information [Abstract]
Consolidated Statements of Cash Flows
Consolidated Statements of Cash Flows
Changes in the components of operating assets and liabilities are as follows (in thousands):

	Year Ended December 31,
	2010	2011	2012
Restricted cash	$(14,379)	$14,379	$—
Trade accounts receivable and other accounts receivable	(17,173)	5,791	(10,867)
Inventory	(23,407)	(42,452)	36,972
Energy commodity derivatives contracts, net of derivatives deposits	3,694	(19,782)	16,097
Reimbursable costs	(590)	7,979	1,028
Accounts payable	7,794	20,226	(11,175)
Accrued payroll and benefits	2,093	(2,209)	2,250
Accrued interest payable	2,922	4,069	1,512
Accrued taxes other than income	5,378	617	5,519
Accrued product purchases	10,527	12,476	12,249
Current and noncurrent environmental liabilities	(2,038)	16,861	(1,372)
Other current and noncurrent assets and liabilities	8,998	(3,469)	(9,514)
Total	$(16,181)	$14,486	$42,699

At December 31, 2010, 2011 and 2012, the long-term pension and benefits liability was increased by $4.8 million, $37.1 million and $1.8 million, respectively, resulting in a corresponding increase in accumulated other comprehensive loss. These non-cash amounts were reflected in the consolidated financial statements but were not reflected in the statements of cash flows.

Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisitions
Acquisitions

Acquisitions of Assets

In April 2010, we acquired various storage tanks already connected to our refined products pipeline at Des Moines, Iowa, El Dorado, Kansas and Glenpool and Tulsa, Oklahoma for $29.3 million. We accounted for these purchases as the acquisition of assets. The operating results of these assets have been included in our refined products segment from the acquisition date.
In January 2011, we acquired the remaining 50% undivided interest in our Southlake, Texas terminal. We accounted for this purchase as an acquisition of assets. The operating results of the Southlake terminal are reported in our refined products segment.
In April 2011, we acquired an approximate 38-mile pipeline connected to our refined products pipeline at Reagan, Texas. We accounted for this purchase as an acquisition of assets. The operating results of these assets have been included in our refined products segment from the acquisition date.
In May 2011, we acquired refined products storage tanks in Riverside, Missouri. We accounted for this purchase as an acquisition of assets. The operating results of these assets have been included in our refined products segment from the acquisition date.
Collectively, the costs for these 2011 asset acquisitions were $17.8 million.
Acquisition of Non-Controlling Owners' Interest
In February 2011, we acquired a private investment group's common equity in Magellan Crude Oil, LLC ("MCO") for $40.5 million, which represented all of the non-controlling owners' interest in subsidiaries on our consolidated balance sheet. The operating results of MCO, which is engaged in crude oil storage activities in Cushing, Oklahoma, are reported in our crude oil segment.

Acquisition of Business

In September 2010, we acquired an aggregate 7.8 million barrels of crude oil storage in the Cushing, Oklahoma area and more than 100 miles of active petroleum pipelines in the Houston, Texas area from BP Pipelines (North America), Inc. ("BP") for $291.3 million. We accounted for this acquisition as a business combination under the acquisition method of accounting in accordance with ASC 805, Business Combinations. The purchase price exceeded the preliminarily-determined fair value amounts of the acquired net assets and, accordingly, $38.5 million was allocated to goodwill, of which $32.4 million was allocated to our refined products segment and $6.1 million was allocated to our crude oil segment. Additionally, related to this transaction, during October 2010, we acquired certain crude oil tank bottoms at a fair value of approximately $53.0 million. These assets have improved our connectivity with existing markets as well as expanded our crude oil logistics infrastructure. We have leased a majority of the crude oil storage included in this acquisition to BP for an intermediate period.

The purchase price and assessment of the fair value of the assets acquired and liabilities assumed were as follows (in thousands):

Purchase price	$291,292
Fair value of assets acquired (liabilities assumed):
Property, plant and equipment	$249,381
Other current assets	2,877
Goodwill	38,496
Other intangibles	3,898
Environmental liabilities	(375)
Other current liabilities	(2,985)
Total	$291,292

Pro Forma Information

The following summarized pro forma consolidated income statement information assumes that the acquisition of business in 2010 referred to above occurred as of January 1, 2010. These pro forma results are for comparative purposes only and may not be indicative of the results that would have occurred had these acquisitions been completed on January 1, 2010 or the results that will be attained in the future. The amounts presented below are in thousands:

	Year Ended December 31, 2010
	As Reported	Pro Forma Adjustments	Pro Forma
Revenues	$1,557,447	$36,483	$1,593,930
Net income	$311,580	$15,101	$326,681

Significant pro forma adjustments include historical results of the acquired assets and our calculation of general and administrative ("G&A") expense, depreciation expense and interest expense on borrowings necessary to finance the acquisition. Acquisition and start-up costs related to the assets acquired from BP were $0.6 million in 2010.

Inventory	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventory
Inventory
Inventory at December 31, 2011 and 2012 was as follows (in thousands):

	2011	2012
Refined petroleum products	$127,999	$88,630
Liquefied petroleum gases	55,490	45,657
Transmix	60,251	63,026
Crude oil	8,065	17,443
Additives	7,055	7,132
Total inventory	$258,860	$221,888

During 2012, in conjunction with our Crane-to-Houston pipeline reversal project, we discontinued our linefill management and product marketing activities on this section of our system. The associated linefill products we held title to were either sold or transferred to our other pipelines to fulfill product shortage positions on those systems. The decrease in the inventory balance between December 31, 2011 and 2012 was primarily attributable to these product sales and transfers.

Product Sales Revenues	12 Months Ended
Dec. 31, 2012
Product Sales Revenues [Abstract]
Product Sales Revenues
Product Sales Revenues
The amounts reported as product sales revenues on our consolidated statements of income include revenues from the physical sale of petroleum products and from mark-to-market adjustments from NYMEX contracts. We use NYMEX contracts to hedge against changes in the price of petroleum products we expect to sell from our business activities where we acquire or produce petroleum products. Some of these NYMEX contracts qualify for hedge accounting treatment and we designate and account for these as either cash flow or fair value hedges. The effective portion of the fair value changes in contracts designated as cash flow hedges are recognized as adjustments to product sales when the hedged product is physically sold. Ineffectiveness in the contracts designated as cash flow hedges is recognized as an adjustment to product sales in the period the ineffectiveness occurs. We account for NYMEX contracts that do not qualify for hedge accounting treatment as economic hedges, with the period changes in fair value recognized as product sales, except for those agreements that economically hedge the inventories associated with our pipeline system overages (the period changes in the fair value of these agreements are charged to operating expense). See Note 12 - Derivative Financial Instruments for further disclosures regarding our NYMEX contracts.

For the years ended December 31, 2010, 2011 and 2012, product sales revenues included the following (in thousands):

	Year Ended December 31,
	2010	2011	2012
Physical sale of petroleum products	$784,839	$870,007	$833,581
NYMEX contract adjustments:
Change in value of NYMEX contracts that did not qualify for hedge accounting treatment and the effective portion of gains and losses of matured NYMEX contracts that qualified for hedge accounting treatment associated with our petroleum products blending and fractionation activities(1)	(10,751)	(4,330)	(30,270)
Change in value of NYMEX contracts that did not qualify for hedge accounting treatment associated with the Houston-to-El Paso pipeline section linefill working inventory(1)	(11,212)	(11,149)	(3,940)
Other	214	—	11
Total NYMEX contract adjustments	(21,749)	(15,479)	(34,199)
Total product sales revenues	$763,090	$854,528	$799,382

 (1) The associated petroleum products for these activities are, to the extent still owned as of the statement date, or were, to the extent no longer owned as of the statement date, classified as inventory in current assets on our consolidated balance sheets.

Property, Plant And Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant And Equipment
Property, Plant and Equipment
Property, plant and equipment consisted of the following (in thousands):

	December 31,		Estimated Depreciable Lives
	2011	2012
Construction work-in-progress	$100,441	$247,571
Land and rights-of-way	74,509	83,014
Carrier property	1,915,688	1,835,265	6 – 59 years
Buildings	36,152	37,672	20 – 45 years
Storage tanks	958,112	975,277	10 – 40 years
Pipeline and station equipment	296,329	479,531	3 – 59 years
Processing equipment	602,113	645,140	3 – 56 years
Other	97,140	105,080	1 – 48 years
Total	$4,080,484	$4,408,550

Carrier property is defined as pipeline assets regulated by the FERC. Other includes total interest capitalized through December 31, 2011 and 2012 of $25.0 million and $24.3 million, respectively. Depreciation expense for the years ended December 31, 2010, 2011 and 2012 was $107.3 million, $118.9 million and $126.7 million, respectively.

Major Customers And Concentration Of Risks	12 Months Ended
Dec. 31, 2012
Major Customers And Concentration Of Risks [Abstract]
Major Customers And Concentration Of Risks
Major Customers and Concentration of Risks

Major Customers. The percentage of revenue derived by customers that accounted for 10% or more of consolidated total revenues is provided in the table below. No other customer accounted for more than 10% of our consolidated total revenues for 2010, 2011 or 2012. The majority of the revenues from Customers A and B resulted from sales to those customers of refined products that were generated in connection with our butane blending and fractionation activities, and from sales associated with the management of our linefill for the Houston-to-El Paso pipeline section, all of which are or were activities conducted by our refined products segment. In general, accounts receivable from these customers are due within three days of sale. We believe that, in the event Customer A and B were unable or unwilling to do so, other companies would purchase the refined products we have for sale.

	Year Ended December 31,
	2010	2011	2012
Customer A	11%	21%	14%
Customer B	13%	8%	7%
Total	24%	29%	21%

Concentration of Risks. We transport, store and distribute refined products for refiners, marketers, traders and end-users of those products. We derive the major concentration of our revenues from activities conducted in the central U.S. We generally secure transportation and storage revenues with warehouseman's liens. We periodically evaluate the financial condition and creditworthiness of our customers and require additional security as we deem necessary.

As of December 31, 2012, we had 1,339 employees.  At December 31, 2012, the labor force of 768 employees assigned to our refined products segment was concentrated in the central U.S.  Approximately 29% of these employees were represented by the United Steel Workers (“USW”) and covered by a collective bargaining agreement that expires January 31, 2015. At December 31, 2012, the labor force of 26 employees assigned to our crude oil segment was concentrated in the central U.S. and none of these employee were covered by a collective bargaining agreement.  The labor force of 175 employees assigned to our marine storage segment at December 31, 2012 was primarily located in the Gulf and East Coast regions of the U.S.  Approximately 16% of these employees were represented by the International Union of Operating Engineers (“IUOE”) and covered by a collective bargaining agreement that expires October 31, 2013.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plans
Employee Benefit Plans

We sponsor two union pension plans that cover certain union employees (“USW plan” and “IUOE plan,” collectively, the "Union plans") and a pension plan for all non-union employees (“Salaried plan”), a postretirement benefit plan for certain employees and a defined contribution plan.

The annual measurement date of these plans is December 31. The following table presents the changes in benefit obligations and plan assets for pension benefits and other postretirement benefits for the years ended December 31, 2011 and 2012 (in thousands):

	Pension Benefits		Other Postretirement Benefits
	2011	2012	2011	2012
Change in benefit obligation:
Benefit obligation at beginning of year	$71,946	$113,914	$18,910	$23,786
Service cost	9,628	12,222	430	396
Interest cost	4,343	4,862	999	821
Plan participants’ contributions	—	—	185	221
Actuarial loss	30,561	15,975	3,950	4,751
Benefits paid	(2,368)	(4,270)	(688)	(760)
Plan amendment	—	—	—	(16,020)
Settlement	(196)	—	—	—
Benefit obligation at end of year	113,914	142,703	23,786	13,195
Change in plan assets:
Fair value of plan assets at beginning of year	61,418	70,052	—	—
Employer contributions	9,389	13,336	503	539
Plan participants’ contributions	—	—	185	221
Actual return on plan assets	1,809	7,988	—	—
Benefits paid	(2,368)	(4,270)	(688)	(760)
Settlement	(196)	—	—	—
Fair value of plan assets at end of year	70,052	87,106	—	—
Funded status at end of year	$(43,862)	$(55,597)	$(23,786)	$(13,195)
Accumulated benefit obligation	$79,659	$101,233

The amounts included in pension benefits in the previous table combine the Union plans with the Salaried plan. At December 31, 2012, the fair value of each of the pension plans' assets was less than the fair values of the respective accumulated benefit obligations.

The 2011 and 2012 actuarial losses of $30.6 million and $16.0 million, respectively, for our pension plans is due primarily to the impact of decreases in the discount rate used to calculate the benefit obligation.

Our postretirement benefits provided coverage to participants age 65 and older that was secondary to Medicare Part A, Part B and Part D. The cost to plan participants for the age-65-and-older component of this coverage was higher than similar medical insurance coverage available in the marketplace. Therefore, in June 2012, we amended our other postretirement medical benefit to exclude coverage for post-65 participants. For participants under age 65, the medical coverage remains unchanged. We accounted for this change as a negative plan amendment which resulted in a reduction of our postretirement liability of $16.0 million.

Amounts recognized in the consolidated balance sheets included in these financial statements were as follows (in thousands):

	Pension Benefits		Other Postretirement Benefits
	2011	2012	2011	2012
Amounts recognized in consolidated balance sheet:
Current accrued benefit cost	$—	$—	$(568)	$(658)
Long-term pension and benefit cost	(43,862)	(55,597)	(23,218)	(12,537)
	(43,862)	(55,597)	(23,786)	(13,195)
Accumulated other comprehensive loss:
Net actuarial loss	42,451	51,899	7,688	11,418
Prior service cost (credit)	647	340	(424)	(14,473)
	43,098	52,239	7,264	(3,055)
Net amount recognized in consolidated balance sheet	$(764)	$(3,358)	$(16,522)	$(16,250)

Net periodic benefit expense for the years ended December 31, 2010, 2011 and 2012 were as follows (in thousands):

	Pension Benefits			Other Postretirement Benefits
	2010	2011	2012	2010	2011	2012
Components of net periodic pension and postretirement benefit expense:
Service cost	$6,720	$9,628	$12,222	$319	$430	$396
Interest cost	3,341	4,343	4,862	992	999	821
Expected return on plan assets	(3,552)	(4,357)	(5,066)	—	—	—
Amortization of prior service cost (credit)	307	307	307	(851)	(851)	(1,971)
Amortization of actuarial loss	517	1,424	3,605	133	167	1,021
Settlement cost	—	70	—	—	—	—
Net periodic expense	$7,333	$11,415	$15,930	$593	$745	$267

Other changes in plan assets and benefit obligations recognized in other comprehensive loss during 2011 and 2012 were as follows (in thousands):

	Pension Benefits		Other Postretirement Benefits
	2011	2012	2011	2012
Other changes in plan assets and benefit obligations recognized in other comprehensive loss:
Net actuarial loss	$33,108	$13,053	$3,950	$4,751
Plan amendment	—	—	—	(16,020)
Amortization of actuarial loss	(1,424)	(3,605)	(167)	(1,021)
Amortization of prior service credit (cost)	(307)	(307)	851	1,971
Recognition of settlement cost	(70)	—	—	—
Total recognized in other comprehensive loss	31,307	9,141	4,634	(10,319)
Net periodic expense	11,415	15,930	745	267
Total recognized in net periodic benefit cost and other comprehensive loss	$42,722	$25,071	$5,379	$(10,052)

We match our employees' qualifying contributions to our defined contribution plan, resulting in expense to us. Expenses related to the defined contribution plan were $5.9 million, $6.2 million and $6.5 million in 2010, 2011 and 2012, respectively.

The estimated net actuarial loss and prior service cost for the defined benefit pension plans that will be amortized from AOCL into net periodic benefit cost in 2013 are $4.1 million and $0.3 million, respectively. The estimated net actuarial loss and prior service credit for the other defined benefit postretirement plan that will be amortized from AOCL into net periodic benefit cost in 2013 are $1.2 million and $(3.7) million, respectively.

The weighted-average rate assumptions used to determine benefit obligations as of December 31, 2011 and 2012 were as follows:

	Pension Benefits		Other Postretirement Benefits
	2011	2012	2011	2012
Discount rate—Salaried plan	4.39%	4.00%	n/a	n/a
Discount rate—USW plan	4.00%	3.39%	n/a	n/a
Discount rate—IUOE plan	4.37%	3.99%	n/a	n/a
Discount rate—Other Postretirement Benefits	n/a	n/a	4.38%	3.58%
Rate of compensation increase—Salaried plan	5.00%	5.00%	n/a	n/a
Rate of compensation increase—USW plan	4.50%	3.50%	n/a	n/a
Rate of compensation increase—IUOE plan	5.00%	5.00%	n/a	n/a

The weighted-average rate assumptions used to determine net pension and other postretirement benefit expense for the years ended December 31, 2010, 2011 and 2012 were as follows:

	Pension Benefits			Other Postretirement Benefits
	2010	2011	2012	2010	2011	2012
Discount rate—Salaried plan	5.79%	5.54%	4.39%	n/a	n/a	n/a
Discount rate—USW plan	5.72%	5.07%	4.00%	n/a	n/a	n/a
Discount rate—IUOE plan	5.67%	5.52%	4.37%	n/a	n/a	n/a
Discount rate—Other Postretirement Benefits	n/a	n/a	n/a	5.97%	5.56%	3.75%
Rate of compensation increase—Salaried plan	5.00%	5.00%	5.00%	n/a	n/a	n/a
Rate of compensation increase—USW plan	4.50%	4.50%	3.50%	n/a	n/a	n/a
Rate of compensation increase—IUOE plan	5.00%	5.00%	5.00%	n/a	n/a	n/a
Expected rate of return on plan assets—Salaried plan	6.80%	6.80%	6.80%	n/a	n/a	n/a
Expected rate of return on plan assets—USW plan	6.80%	6.80%	6.80%	n/a	n/a	n/a
Expected rate of return on plan assets—IUOE plan	3.25%	3.25%	6.80%	n/a	n/a	n/a

The non-pension postretirement benefit plans provide for retiree contributions and contain other cost-sharing features such as deductibles and coinsurance. The accounting for these plans anticipates future cost sharing that is consistent with management's expressed intent to increase the retiree contribution rate generally in line with health care cost increases.

The annual assumed rate of increase in the health care cost trend rate for 2013 is 7.5% decreasing systematically to 4.7% by 2100 for pre-65 year-old participants. The health care cost trend rate assumption has a significant effect on the amounts reported. As of December 31, 2012, a 1.0% change in assumed health care cost trend rates would have the following effect (in thousands):

	1% Increase	1% Decrease
Change in total of service and interest cost components	$138	$110
Change in postretirement benefit obligation	$2,441	$1,942

The fair value of the pension plan assets at December 31, 2011 were as follows (in thousands):

Asset Category	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Domestic Equity Securities(a):
Small-cap fund	$1,342	$1,342	$—	$—
Mid-cap fund	1,343	1,343	—	—
Large-cap fund	10,477	10,477	—	—
International equity fund	5,642	5,642	—	—
Fixed Income Securities(a):
Short-term bond funds	2,751	2,751	—	—
Intermediate-term bond funds	10,168	10,168	—	—
Long-term investment grade bond fund	31,474	31,474	—	—
Other:
Short-term investment fund	6,455	6,455	—	—
Group annuity contract	400	—	—	400
Fair value of plan assets	$70,052	$69,652	$—	$400

(a) We hold equity and fixed income securities through investments in mutual funds, which are dedicated to each category as indicated.

The fair value of the pension plan assets at December 31, 2012 were as follows (in thousands):

Asset Category	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Domestic Equity Securities(a):
Small-cap fund	$1,726	$1,726	$—	$—
Mid-cap fund	1,708	1,708	—	—
Large-cap fund	12,810	12,810	—	—
International equity fund	8,019	8,019	—	—
Fixed Income Securities(a):
Short-term bond fund	2,824	2,824	—	—
Intermediate-term bond funds	16,677	16,677	—	—
Long-term investment grade bond fund	40,370	40,370	—	—
Other:
Short-term investment fund	2,614	2,614	—	—
Group annuity contract	358	—	—	358
Fair value of plan assets	$87,106	$86,748	$—	$358

(a) We hold equity and fixed income securities through investments in mutual funds, which are dedicated to each category as indicated.
The group annuity contract is valued at contract value, which approximates fair value as determined by the contract provider. The balance at the end of the year represents total contributions plus interest earned less benefit payments and expenses paid. The group annuity contract is guaranteed a specified return, by the Metropolitan Life Insurance Company, based on the Barclay's Capital Aggregate Bond Fund return. The fair value measurements for the group annuity contract which used significant unobservable inputs (Level 3) for the years ended December 31, 2011 and 2012 were as follows (in thousands):

	2011	2012
Beginning balance	$432	$400
Actual return on plan assets:
Relating to assets still held at the reporting date	31	16
Purchases, issuances, sales and settlements:
Settlements	(63)	(58)
Ending balance	$400	$358

The investment strategies for the various funds held as pension plan assets by asset category are as follows:

Asset Category	Fund’s Investment Strategy
Domestic Equity Securities:
Small-cap fund	Seeks to track performance of the Morgan Stanley Country Index (“MSCI”) US Small Cap 1750 Index
Mid-cap fund	Seeks to track performance of the MSCI US Mid Cap 450 Index
Large-cap fund	Seeks to track performance of the Standard & Poor’s 500 Index
International equity fund	Seeks long-term growth of capital by investing 80% of assets in international equities

Fixed Income Securities:
Short-term bond fund	Seeks current income with limited price volatility through investment in primarily high quality corporate bonds
Intermediate-term bond funds	Seeks to track performance of bond indexes representing fixed income securities having maturities greater than one year
Long-term investment grade bond fund	Seeks high and sustainable current income through investment in long-term high grade bonds

Other:
Short-term investment fund	Invests primarily in high quality commercial paper and government securities
Group annuity contract	Guarantees a specified return based on a specified index

The expected long-term rate of return on plan assets was determined by combining a review of projected returns, historical returns of portfolios with assets similar to the current portfolios of the union and non-union pension plans and target weightings of each asset classification. Our investment objective for the assets within the pension plans is to earn a return that meets or exceeds the growth of its obligations that result from interest and changes in the discount rate, while avoiding excessive risk. Defined diversification goals are set in order to reduce the risk of wide swings in the market value from year to year, or of incurring large losses that may result from concentrated positions. As a result, our plan assets have no significant concentrations of credit risk. Additionally, liquidity risks are minimized because all of the funds that the plans have invested in are publicly traded. We evaluate risks based on the potential impact of the predictability of contribution requirements, probability of under-funding, expected risk-adjusted returns and investment return volatility. Funds are invested with multiple investment managers. Our segment liabilities are calculated using rates defined by the Pension Protection Act of 2006. Investments are made so as to match the durations of the short and intermediate term liabilities. Additional investments are made to bring the overall investment allocation to 70% debt securities and 30% equity securities. The target allocation and actual weighted-average asset allocation percentages at December 31, 2011 and 2012 were as follows:

	2011		2012
	Actual(a)	Target	Actual(a)	Target
Equity securities	27%	30%	28%	30%
Debt securities	64%	67%	69%	67%
Other	9%	3%	3%	3%

(a)
Cash contributions of $9.4 million and $13.3 million were made to the pension plans during 2011 and 2012, respectively. Amounts contributed in 2011 and 2012 in excess of benefit payments made were to be invested in debt and equity securities over a twelve-month period, with the amounts that remained uninvested as of December 31, 2011 and 2012 scheduled for investment in accordance with the target. Excluding these uninvested cash amounts, the actual allocation percentages at December 31, 2011 would have been 30% equity securities and 70% debt securities and at December 31, 2012, would have been 29% equity securities and 71% debt securities. In 2013, we will invest these uninvested cash amounts to bring the total asset allocation in line with the target allocation.

As of December 31, 2012, the benefit amounts we expect to pay through December 31, 2022 were as follows (in thousands):

	Pension Benefits	Other Postretirement Benefits
2013	$4,590	$659
2014	$5,446	$663
2015	$5,053	$710
2016	$5,923	$673
2017	$8,662	$726
2018 through 2022	$50,959	$4,369

Contributions estimated to be paid into the plans in 2013 are $16.0 million and $0.7 million for the pension and other postretirement benefit plans, respectively.

Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions

We own a 50% interest in Osage and receive a management fee for its operation. We received operating fees from Osage of $0.8 million each year in 2010, 2011 and 2012. We reported these fees as affiliate management fee revenue on our consolidated statements of income.

We own a 50% interest in Texas Frontera, which has constructed 0.8 million barrels of refined products storage at our Galena Park, Texas terminal. These tanks, which began operation in October 2012, are leased to an affiliate of Texas Frontera under a long-term lease agreement. Additionally, we have constructed certain infrastructure assets at our Galena Park terminal which allow for the operation of the Texas Frontera tanks. For the year ended December 31, 2012, we contributed $4.2 million to Texas Frontera, including $1.7 million which was paid in cash but subsequently reimbursed to us for constructed infrastructure assets. We received management fees from Texas Frontera of $0.2 million in 2012. We reported these fees as affiliated management fee revenue on our consolidated statements of income.

We own a 50% interest in Double Eagle, which is in the process of constructing a 140-mile pipeline that will connect to an existing pipeline segment owned by an affiliate of Double Eagle. Once completed, Double Eagle will transport condensate from the Eagle Ford shale formation to our terminal in Corpus Christi, Texas. For the year ended December 31, 2012, we contributed $39.1 million for construction funding requests from Double Eagle. We expect these assets to be fully operational by the second half of 2013.

We own a 50% interest in BridgeTex, which is in the process of constructing a pipeline and related infrastructure to transport crude oil from Colorado City, Texas for delivery to the Houston-area refineries. This pipeline is expected to begin service in mid-2014. For the year ended December 31, 2012, we contributed $31.8 million for construction funding requests from BridgeTex. We received construction management fees from BridgeTex of $0.9 million in 2012. We reported these fees as affiliate management fee revenue on our consolidated statements of income.

Barry R. Pearl is an independent member of our general partner's board of directors and is also a director of Targa Resources Partners, L.P. ("Targa"). In the normal course of business, we purchase petroleum products from subsidiaries of Targa. For the years ended December 31, 2010, 2011 and 2012, we made purchases from subsidiaries of Targa of $1.8 million, $11.7 million and $27.4 million, respectively. These purchases were made on the same terms as comparable third-party transactions. We had no amount payable to Targa at December 31, 2011 and we had $0.1 million payable at December 31, 2012.

In January 2011, our former chief executive officer, Don R. Wellendorf, retired. In conjunction with Mr. Wellendorf's retirement, our general partner's board of directors engaged Mr. Wellendorf as a consultant to us for a period of twelve months beginning in February 2011 for consideration of $0.3 million and an agreement that certain of his previously-awarded phantom unit awards would not be forfeited. Expense associated with these awards for the years ended December 31, 2011 and 2012 was $2.1 million and $0.5 million, respectively.

Debt	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt
Debt
Debt at December 31, 2011 and 2012 was as follows (in thousands):

			Weighted-Average Interest Rate at December 31, 2012 (a)
	December 31,
	2011	2012
Revolving credit facility	$—	$—	—%
$250.0 million of 6.45% Notes due 2014	249,844	249,905	6.3%
$250.0 million of 5.65% Notes due 2016	252,037	251,609	5.7%
$250.0 million of 6.40% Notes due 2018	263,477	261,411	5.3%
$550.0 million of 6.55% Notes due 2019	578,521	575,065	5.7%
$550.0 million of 4.25% Notes due 2021	558,932	558,088	4.0%
$250.0 million of 6.40% Notes due 2037	248,964	248,981	6.4%
$250.0 million of 4.20% Notes due 2042	—	248,349	4.2%
Total debt	$2,151,775	$2,393,408	5.3%

(a)
Weighted-average interest rate includes the impact of interest rate swaps, the amortization/accretion of discounts and premiums and the amortization/accretion of gains and losses realized on historical cash flow and fair value hedges (see Note 12—Derivative Financial Instruments for detailed information regarding fair value hedges and interest rate swaps).

The revolving credit facility and notes detailed in the table above are senior indebtedness.

The face value of our debt at December 31, 2011 and 2012 was $2.1 billion and $2.4 billion, respectively. The difference between the face value and carrying value of the debt outstanding is the unamortized portion of various fair value hedges and the unamortized discounts and premiums on debt issuances. Note discounts and premiums are being amortized or accreted to the applicable notes over the respective lives of the associated note. At December 31, 2012, maturities of our debt were as follows: $0 in 2013; $250.0 million in 2014; $0 in 2015; $250.0 million in 2016; $0 in 2017; and $1.9 billion thereafter.

2012 Debt Offering

In November 2012,we issued $250.0 million of 4.20% notes due December 1, 2042 in an underwritten public offering. The notes were issued for the discounted price of 99.3% of par. We have used or intend to use the net proceeds from this offering of approximately $245.8 million, after underwriting discounts and offering expenses, for general partnership purposes, including capital expenditures and investments in interest-bearing securities or accounts.

Other Debt

Revolving Credit Facility. The total borrowing capacity under our revolving credit facility, which matures in October 2016, is $800.0 million. Borrowings under the facility are unsecured and bear interest at LIBOR plus a spread ranging from 0.875% to 1.75% based on our credit ratings and amounts outstanding under the facility. Additionally, an unused commitment fee is assessed at a rate from 0.125% to 0.3%, depending on our credit ratings, which was 0.2% at December 31, 2012. Borrowings under this facility are used for general purposes, including capital expenditures. As of December 31, 2012, there were no borrowings outstanding under this facility with $5.6 million obligated for letters of credit. Amounts obligated for letters of credit are not reflected as debt on our consolidated balance sheets but decrease our borrowing capacity under the facility.

The revolving credit facility described above requires us to maintain a specified ratio of consolidated debt to EBITDA (as defined in the credit agreement) of no greater than 5.0 to 1.0. In addition, the revolving credit facility and the indentures under which our senior notes were issued contain covenants that limit our ability to, among other things, incur indebtedness secured by certain liens or encumber our assets, engage in certain sale-leaseback transactions and consolidate, merge or dispose of all or substantially all of our assets. The terms of our revolving credit facility exclude the financial impact of unrealized gains and losses of derivative agreements from the calculation of consolidated debt to EBITDA. We were in compliance with these covenants as of and during the year ended December 31, 2012.

During the years ending December 31, 2010, 2011 and 2012, total cash payments for interest on all indebtedness, excluding the impact of related interest rate swap agreements, were $101.3 million, $111.7 million and $123.3 million, respectively.

Derivative Financial Instruments	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments
Derivative Financial Instruments

Commodity Derivatives

Our petroleum products blending activities produce gasoline products, and we can estimate the timing and quantities of sales of these products. We use a combination of forward purchase and sales contracts, NYMEX contracts and butane futures agreements to help manage price changes, which has the effect of locking in most of the product margin realized from our blending activities that we choose to hedge.

We account for the forward purchase and sales contracts we use in our blending and fractionation activities as normal purchases and sales. Forward contracts that qualify for and are elected as normal purchases and sales are accounted for using traditional accrual accounting. As of December 31, 2012, we had commitments under these forward purchase and sale contracts as follows (in millions):

	Value	Barrels
Forward purchase contracts	$20.3	0.2
Forward sale contracts	$60.0	0.5

We use NYMEX contracts to hedge against changes in the price of petroleum products we expect to sell in future periods. Our NYMEX contracts fall into one of three categories:

Hedge Type	Hedge Purpose	Accounting Treatment
Qualifies for Hedge Accounting Treatment
Cash Flow Hedge	To hedge the variability in cash flows related to a forecasted transaction.
The effective portion of changes in the value of the hedge are recorded to accumulated other comprehensive income/loss and reclassified to earnings when the forecasted transaction occurs. Ineffectiveness is recognized currently in earnings.

Fair Value Hedge	To hedge against changes in the fair value of a recognized asset or liability.	The effective portion of changes in the value of the hedge are recorded as adjustments to the asset or liability being hedged. Any ineffectiveness is recognized currently in earnings.
Does not Qualify For Hedge Accounting Treatment
Economic Hedge
To effectively serve as either a fair value or a cash flow hedge; however, the derivative agreement does not qualify for hedge accounting treatment or is not designated as a hedge in accordance with ASC 815, Derivatives and Hedging.
Changes in the value of these agreements are recognized currently in earnings.

We also use exchange-traded butane futures agreements, which are not designated as hedges for accounting purposes, to hedge against changes in the price of butane we expect to purchase in the future. Changes in the fair value of these agreements are recognized currently in earnings as adjustments to product purchases.

The table below sets forth the volume of our open NYMEX contracts and butane futures agreements as of December 31, 2012.

Type of Contract/Accounting Methodology	Product Represented by the Contract and Associated Barrels	Maturity Dates
NYMEX - Cash Flow Hedges	0.2 million barrels of refined petroleum products	Between January and March 2013
NYMEX - Fair Value Hedges	0.7 million barrels of crude oil	Between April and November 2013
NYMEX - Economic Hedges	1.6 million barrels of refined petroleum products and crude oil	Between January and April 2013
Butane Futures Agreements - Economic Hedges	0.2 million barrels of butane	Between January and April 2013

At December 31, 2012, we had made margin deposits of $18.3 million for our NYMEX contracts, which were recorded as a current asset under energy commodity derivatives deposits on our consolidated balance sheet. We have the right to offset the combined fair values of our open NYMEX contracts and our open butane futures agreements against our margin deposits under a master netting arrangement with each of our counterparties; however, we have elected to disclose the combined fair values of our open NYMEX and butane futures agreements separately from the related margin deposits on our consolidated balance sheets. Additionally, we have the right to offset the fair values of our NYMEX agreements and butane futures agreements together for each counterparty, which we have elected to do, and we report the combined net balances on our consolidated balance sheets.

Interest Rate Derivatives

Interest Rate Derivatives Activity During 2012. During 2012, we entered into a total of $250.0 million of forward-starting interest rate swap agreements to hedge against the variability of future interest payments on debt that we anticipated issuing to refinance our $250.0 million of 6.45% notes due June 1, 2014. These forward-starting interest rate swap agreements were accounted for as cash flow hedges. In November 2012, we terminated and settled these agreements and realized a gain of $11.0 million. The gain was recorded to other comprehensive income and will be recognized into earnings as an adjustment to our periodic interest accruals for the 30 years of hedged interest payments following the expected debt issuance.

Interest Rate Derivatives Activity During 2011. During 2011, we entered into $100.0 million of interest rate swap agreements, which were accounted for as fair value hedges, to hedge against changes in the fair value of a portion of our $250.0 million of 6.40% notes due 2018. In third quarter 2011, we terminated and settled these interest rate swap agreements and received $5.9 million (excluding $0.2 million of accrued interest), which was recorded as an adjustment to long-term debt that is being amortized over the remaining life of the notes into interest expense.

Interest Rate Derivatives Activity During 2010. In June and August 2009, we entered into $150.0 million and $100.0 million, respectively, of interest rate swap agreements to hedge against changes in the fair value of a portion of the $550.0 million of 6.55% notes due 2019, and we accounted for these agreements as fair value hedges. In May 2010, we terminated and settled $150.0 million of the swaps and received $9.6 million (excluding $1.8 million of accrued interest), which was recorded as an adjustment to long-term debt that is being amortized over the remaining life of the 6.55% notes. In June 2010, we terminated and settled the remaining $100.0 million of swaps and received $6.6 million (excluding $1.5 million of accrued interest), which was recorded as an adjustment to long-term debt that is being amortized over the remaining life of the 6.55% notes into interest expense.
See Comprehensive Income in Note 2—Summary of Significant Accounting Policies for details of derivative activity included in AOCL for the years ended December 31, 2010, 2011 and 2012. As of December 31, 2012, the net gain estimated to be classified to interest expense and product sales revenues over the next twelve months from AOCL is approximately $0.2 million each.

The following table provides a summary of the effect on our consolidated statements of income for the year ended December 31, 2011 of derivatives accounted for under ASC 815-25, Derivatives and Hedging—Fair Value Hedges (in thousands). All of the interest rate swap agreements we entered into during 2012 were designated as cash flow hedges (see discussion of cash flow hedges further below).

		Year Ended December 31, 2011
Derivative Instrument	Location of Gain Recognized on Derivative	Amount of Gain Recognized on Derivative	Amount of Interest Expense Recognized on Fixed-Rate Debt (Related Hedged Item)
Interest rate swap agreements	Interest expense	$1,275	$7,556

At December 31, 2011 and 2012, we had open NYMEX contracts on 0.7 million barrels of crude oil that were designated as fair value hedges. During 2011, because there was no ineffectiveness recognized on these hedges, the cumulative losses of $6.4 million from the agreements were fully offset by a cumulative increase of $6.4 million to tank bottom inventory; therefore, there was no net impact from these agreements on income/expense. During 2012, because there was no ineffectiveness recognized on these hedges, the cumulative losses of $5.7 million from the agreements were fully offset by a cumulative increase of $5.5 million to tank bottom inventory and an increase of $0.2 million to other current assets; therefore, there was no net impact from these agreements on income/expense.
The following is a summary of the effect on our consolidated statements of income for the years ended December 31, 2011 and 2012 of the effective portion of derivatives accounted for under ASC 815-30, Derivatives and Hedging—Cash Flow Hedges, that were designated as hedging instruments (in thousands). See Note 6 - Product Sales Revenues for further details regarding the impact of our NYMEX agreements on product sales.

	Year Ended December 31, 2011
Derivative Instrument	Amount of Gain Recognized in AOCL on Derivative	Location of Gain Reclassified from AOCL into Income	Amount of Gain Reclassified from AOCL into Income
Interest rate swap agreements	$—	Interest expense	$164
NYMEX commodity contracts	7,739	Product sales revenues	7,739
Total cash flow hedges	$7,739	Total	$7,903

	Year Ended December 31, 2012
Derivative Instrument	Amount of Gain Recognized in AOCL on Derivative	Location of Gain Reclassified from AOCL into Income	Amount of Gain Reclassified from AOCL into Income
Interest rate swap agreements	$10,977	Interest expense	$164
NYMEX commodity contracts	2,912	Product sales revenues	2,760
Total cash flow hedges	$13,889	Total	$2,924

There was no ineffectiveness recognized on the financial instruments disclosed in the above tables during the years ended December 31, 2011 and 2012.
The following table provides a summary of the effect on our consolidated statements of income for the years ended December 31, 2011 and 2012 of derivatives accounted for under ASC 815-10-35; Derivatives and Hedging—Overall—Subsequent Measurement, that were not designated as hedging instruments (in thousands):

		Amount of Gain (Loss) Recognized on Derivative
		Year Ended December 31,
Derivative Instrument	Location of Gain (Loss) Recognized on Derivative	2011	2012
NYMEX commodity contracts	Product sales revenues	$(23,218)	$(36,959)
NYMEX commodity contracts	Operating expenses	(331)	(2,055)
Butane futures agreements	Product purchases	(14)	1,203
	Total	$(23,563)	$(37,811)

The following tables provide a summary of the amounts included on our consolidated balance sheets of the fair value of derivatives accounted for under ASC 815, Derivatives and Hedging, that were designated as hedging instruments as of December 31, 2011 and 2012 (in thousands):

	December 31, 2011
	Asset Derivatives		Liability Derivatives
Derivative Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
NYMEX commodity contracts	Energy commodity derivatives contracts	$31	Energy commodity derivatives contracts	$—
NYMEX commodity contracts	Other noncurrent assets	—	Other noncurrent liabilities	6,457
		$31		$6,457

	December 31, 2012
	Asset Derivatives		Liability Derivatives
Derivative Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
NYMEX commodity contracts	Energy commodity derivatives contracts	$473	Energy commodity derivatives contracts	$207

The following tables provide a summary of the amounts included on our consolidated balance sheets of the fair value of derivatives accounted for under ASC 815, Derivatives and Hedging, that were not designated as hedging instruments as of December 31, 2011 and 2012 (in thousands):

	December 31, 2011
	Asset Derivatives		Liability Derivatives
Derivative Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
NYMEX commodity contracts	Energy commodity derivatives contracts	$6,403	Energy commodity derivatives contracts	$1,514
Butane futures agreements	Energy commodity derivatives contracts	28	Energy commodity derivatives contracts	34
	Total	$6,431	Total	$1,548
	December 31, 2012
	Asset Derivatives		Liability Derivatives
Derivative Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
NYMEX commodity contracts	Energy commodity derivatives contracts	$227	Energy commodity derivatives contracts	$8,954
Butane futures agreements	Energy commodity derivatives contracts	1,350	Energy commodity derivatives contracts	227
	Total	$1,577	Total	$9,181

Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Leases
Leases

Leases—Lessee. We lease land, office buildings and terminal equipment at various locations to conduct our business operations. Several of the agreements provide for negotiated renewal options and cancellation penalties, some of which include the requirement to remove our pipeline from the property for non-performance. Management expects that we will generally renew our expiring leases.  Leases are evaluated at inception or at any subsequent material modification and, depending on the lease terms, are classified as either capital or operating leases, as appropriate under ASC 840, Leases.   We recognize rent expense on a straight-line basis over the life of the lease.  Total rent expense was $4.0 million, $4.6 million and $4.8 million for the years ended December 31, 2010, 2011 and 2012, respectively. Future minimum annual rentals under non-cancellable operating leases as of December 31, 2012, were as follows (in millions):

2013	$3.8
2014	3.6
2015	3.0
2016	2.8
2017	2.7
Thereafter	18.4
Total	$34.3

Leases—Lessor. We have entered into capacity and storage leases with our customers with remaining terms from one to 20 years that are accounted for as operating-type leases. All of the agreements provide for negotiated extensions. Future minimum payments receivable under these arrangements as of December 31, 2012, were as follows (in millions):

2013	$205.3
2014	200.0
2015	167.7
2016	115.9
2017	83.4
Thereafter	200.7
Total	$973.0

Long-Term Incentive Plan	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Long-Term Incentive Plan
Long-Term Incentive Plan

Plan Description

We have a long-term incentive plan (“LTIP”) covering certain of our employees and directors of our general partner. The LTIP primarily consists of phantom units and permits the grant of awards covering an aggregate of 9.4 million of our limited partner units. The remaining units available under the LTIP at December 31, 2012 total 2.4 million. The compensation committee administers our LTIP.

Under our LTIP, the compensation committee has granted performance-based awards and retention awards.  Retention awards are subject to forfeiture by a participant if their employment is terminated for any reason.  Performance-based awards are subject to forfeiture by a participant if their employment is terminated for any reason other than retirement, death or disability prior to the vesting date.  If a performance-based award recipient retires, dies or becomes disabled prior to the end of the vesting period, the recipient's award will be prorated based upon the completed months of employment during the vesting period, and the award will be settled shortly after the end of the vesting period. Our agreement with the award participants requires these awards to be paid in our limited partner units. Award grants under our LTIP do not have an early vesting feature except for the performance-based awards which can vest early under certain circumstances following a change in control of our general partner.

For performance-based awards, we base the payout calculation for 80% of the award solely on the attainment of a financial metric established by the compensation committee. We account for this portion of the award grants as equity. The payout calculation for the remaining 20% of the unit awards is based on both the attainment of a financial metric and the individual employee's personal performance as determined by the compensation committee. We account for this portion of the award grants as a liability. The payout for the retention awards that have been granted by the compensation committee is subject only to the participant's continued employment with us. We account for these award grants as equity.

Non-Vested Unit Awards

The following table includes the changes during the current fiscal year in the number of non-vested units that have been granted by the compensation committee. The amounts below include no adjustments for above-target or below-target performance and forfeitures are actual amounts forfeited during 2012.

	Equity Method				Liability Method Performance-Based
	Performance-Based Awards		Retention Awards				Total Awards
	Number of Unit Awards	Weighted-Average Grant Date Fair Value	Number of Unit Awards	Weighted-Average Grant Date Fair Value	Number of Unit Awards	Weighted-Average Fair Value	Number of Unit Awards	Weighted-Average Fair Value
Non-vested units - 1/1/2012	548,024	$22.93	120,760	$20.55	137,008	$33.65	805,792	$24.39
Units granted during 2012	214,232	$33.57	7,016	$30.54	53,558	$33.57	274,806	$33.50
Units vested during 2012	(302,464)	$17.54	(61,990)	$17.77	(75,616)	$43.19	(440,070)	$21.98
Units forfeited during 2012	(15,702)	$25.59	(6,984)	$21.02	(3,925)	$43.19	(26,611)	$26.99
Non-vested units - 12/31/12	444,090	$31.24	58,802	$24.60	111,025	$43.19	613,917	$32.77

The table below summarizes the total non-vested unit awards granted by the compensation committee. The award grants have been adjusted for units we estimate will be forfeited by the end of the vesting period and for estimated amounts of above-target financial performance to determine the total number of unit awards included in our total equity-based liability accrual.

Grant Date	Unit Awards Granted	Estimated Forfeitures	Adjustment to Unit Awards in Anticipation of Achieving Above- Target Financial Results	Total Unit Award Accrual	Vesting Date	Unrecognized Compensation Expense(a) (in millions)
Performance-Based Awards:
2011 Awards	302,022	14,043	215,984	503,963	12/31/2013	$5.2
2012 Awards	267,322	12,689	127,317	381,950	12/31/2014	9.0
Retention Awards:
2013 Vesting Date	1,764	106	—	1,658	12/31/2013	—	(b)
2014 Vesting Date	63,368	6,654	—	56,714	12/31/2014	0.9
Total	634,476	33,492	343,301	944,285		$15.1

(a) Unrecognized compensation expense will be recognized over the remaining vesting period of the awards.
(b) Less than $0.1 million.

Weighted-Average Grant Date Fair Values
The weighted-average grant-date fair value of award grants issued during 2010, 2011 and 2012 were as follows:

	Equity Method
	Performance-Based Awards		Retention Awards		Liability Method Performance-Based
	Number of Unit Awards	Weighted-Average Grant Date Fair Value	Number of Unit Awards	Weighted-Average Grant Date Fair Value	Number of Unit Awards	Weighted-Average Fair Value
Units granted during 2010	326,260	$17.53	85,958	$17.47	81,566	$25.43
Units granted during 2011	281,180	$28.52	59,880	$23.96	70,296	$34.32
Units granted during 2012	214,232	$33.57	7,016	$30.54	53,558	$33.57

Vested Unit Awards

The table below sets forth the numbers and values of units that vested in each of the three years ended December 31, 2012.

Grant Date	Vested Limited Partner Units	Vesting Date	Fair Value of Unit Awards on Vesting Date (in millions)*	Intrinsic Value of Unit Awards on Vesting Date (in millions)
2008 Awards	767,792	12/31/2010	$13.0	$21.7
2009 Awards	1,100,276	12/31/2011	$16.5	$37.9
2010 Awards	751,237	12/31/2012	$17.1	$32.5

* Represents the amount of the equity-based liabilities settled in January of the year following the vesting date.

Cash Flow Effects of LTIP Settlements. We settle awards that vest by issuing limited partner units. The difference between the limited partner units issued to the participants and the total units accrued represents the minimum tax withholdings associated with the award settlement, which we pay in cash.

	Settlement Date	Number of Limited Partner Units Issued, Net of Tax Withholdings	Minimum Tax Withholdings (in millions)	Employer Taxes (in millions)	Total Cash Taxes Paid (in millions)
2007 Awards	January 2010	280,634	$3.4	$0.5	$3.9
2008 Awards	January 2011	505,492	$7.4	$0.9	$8.3
2009 Awards	January 2012	722,766	$13.0	$1.3	$14.3

Compensation Expense Summary

Equity-based incentive compensation expense excluding amounts for directors (discussed below) for 2010, 2011 and 2012 was as follows (in thousands):

	Year Ended December 31, 2010			Year Ended December 31, 2011			Year Ended December 31, 2012
	Equity Method	Liability Method	Total	Equity Method	Liability Method	Total	Equity Method	Liability Method	Total
2007 awards	$—	$6	$6	$—	$—	$—	$—	$—	$—
2008 awards	6,763	3,802	10,565	—	—	—	—	—	—
2009 awards	2,800	2,189	4,989	4,418	4,264	8,682	—	—	—
2010 awards	1,842	669	2,511	3,100	1,562	4,662	4,937	3,723	8,660
2011 awards	—	—	—	2,839	841	3,680	5,062	2,094	7,156
2012 awards	—	—	—	—	—	—	3,426	1,101	4,527
Retention awards	828	—	828	686	—	686	693	—	693
Total	$12,233	$6,666	$18,899	$11,043	$6,667	$17,710	$14,118	$6,918	$21,036

Allocation of LTIP expense on our consolidated statements of income:
G&A expense			$16,474			$16,024			$18,587
Operating expense			2,425			1,686			2,449
Total			$18,899			$17,710			$21,036

Director Compensation Expense

Pursuant to the LTIP, long-term incentive awards are granted to independent members of the board of directors of our general partner. Most directors elect to defer all or a portion of their compensation. The table below summarizes the phantom limited partner units earned by our independent directors and total equity-based director compensation expense recognized. The phantom unit and compensation amounts below include amounts credited to the directors' accounts for distribution equivalents earned.

	Year Ended December 31,
	2010	2011	2012
Phantom units earned	30,002	25,236	25,017

(in thousands)
Compensation - phantom unit expense	$449	$446	$523
Distribution equivalents	100	139	195
Changes in market value of phantom units	460	568	973
Total phantom units earned	1,009	1,153	1,691
Compensation paid in cash	306	292	345
Compensation paid in our limited partner units	140	140	170
Total director compensation	1,455	1,585	2,206
Distribution equivalents charged to partners' capital	(100)	(139)	(195)
Total director compensation expense	$1,355	$1,446	$2,011

Segment Disclosures	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Segment Disclosures
Segment Disclosures

Our reportable segments are strategic business units that offer different products and services. Our segments are managed separately because each segment requires different marketing strategies and business knowledge. Management evaluates performance based on segment operating margin, which includes revenues from affiliates and external customers, operating expenses, product purchases and equity earnings. Transactions between our business segments are conducted and recorded on the same basis as transactions with third-party entities.
We believe that investors benefit from having access to the same financial measures used by management. Operating margin, which is presented in the following tables, is an important measure used by management to evaluate the economic performance of our core operations. Operating margin is not a GAAP measure but the components of operating margin are computed using amounts that are determined in accordance with GAAP. A reconciliation of operating margin to operating profit, which is its nearest comparable GAAP financial measure, is included in the tables below. Operating profit includes depreciation and amortization expense and G&A expenses that management does not consider when evaluating the core profitability of our operations.

	Year Ended December 31, 2010
	Refined Products	Crude Oil	Marine Storage	Intersegment Eliminations	Total
	(in thousands)
Transportation and terminals revenues	$631,872	$22,051	$139,676	$—	$793,599
Product sales revenues	759,062	214	3,814	—	763,090
Affiliate management fee revenue	—	758	—	—	758
Total revenues	1,390,934	23,023	143,490	—	1,557,447
Operating expenses	232,565	238	52,418	(3,009)	282,212
Product purchases	667,079	—	1,506	—	668,585
Equity earnings	—	(5,732)	—	—	(5,732)
Operating margin	491,290	28,517	89,566	3,009	612,382
Depreciation and amortization expense	77,170	3,444	25,045	3,009	108,668
G&A expenses	76,955	1,491	16,870	—	95,316
Operating profit (loss)	$337,165	$23,582	$47,651	$—	$408,398
Additions to long-lived assets	$242,523	$221,779	$45,183		$509,485

	As of December 31, 2010
Segment assets	$2,658,986	$406,344	$619,974		$3,685,304
Corporate assets					32,596
Total assets					$3,717,900
Goodwill	$38,369	$12,082	2,809		$53,260
Investments in non-controlled entities	$—	$22,934	794		$23,728

	Year Ended December 31, 2011
	Refined Products	Crude Oil	Marine Storage	Intersegment Eliminations	Total
	(in thousands)
Transportation and terminals revenues	$680,235	$61,205	$151,929	$—	$893,369
Product sales revenues	848,902	591	5,035	—	854,528
Affiliate management fee revenue	—	770	—	—	770
Total revenues	1,529,137	62,566	156,964	—	1,748,667
Operating expenses	250,794	(4,898)	63,438	(2,919)	306,415
Product purchases	704,313	—	1,957	—	706,270
Equity earnings	—	(6,761)	(2)	—	(6,763)
Operating margin	574,030	74,225	91,571	2,919	742,745
Depreciation and amortization expense	81,876	10,303	26,081	2,919	121,179
G&A expenses	80,746	1,773	16,150	—	98,669
Operating profit	$411,408	$62,149	$49,340	$—	$522,897
Additions to long-lived assets	$130,645	$45,124	$38,125		$213,894

	As of December 31, 2011
Segment assets	$2,736,522	$432,073	$638,451		$3,807,046
Corporate assets					237,955
Total assets					$4,045,001
Goodwill	$38,369	$12,082	$2,809		$53,260
Investments in non-controlled entities	$—	$24,936	$10,658		$35,594

	Year Ended December 31, 2012
	Refined Products	Crude Oil	Marine Storage	Intersegment Eliminations	Total
	(in thousands)
Transportation and terminals revenues	$723,835	$92,288	$154,621	$—	$970,744
Product sales revenues	790,116	—	9,266	—	799,382
Affiliate management fee revenue	—	1,734	214	—	1,948
Total revenues	1,513,951	94,022	164,101	—	1,772,074
Operating expenses	267,694	5,229	58,486	(2,955)	328,454
Product purchases	653,429	—	3,679	—	657,108
Equity earnings	—	(2,574)	(387)	—	(2,961)
Operating margin	592,828	91,367	102,323	2,955	789,473
Depreciation and amortization expense	86,218	12,228	26,611	2,955	128,012
G&A expenses	87,309	5,420	16,674	—	109,403
Operating profit	$419,301	$73,719	$59,038	$—	$552,058
Additions to long-lived assets	$127,744	$166,960	$56,485		$351,189

	As of December 31, 2012
Segment assets	$2,530,770	$875,005	$656,855		$4,062,630
Corporate assets					357,437
Total assets					$4,420,067
Goodwill	$38,369	$12,082	$2,809		$53,260
Investments in non-controlled entities	$—	$91,629	$15,727		$107,356

The increase in corporate assets from December 31, 2010 to December 31, 2012 was primarily due to the cash and cash equivalents on hand at December 31, 2012.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies
Commitments and Contingencies

Clean Air Act - Section 185 Liability

Section 185 of the Clean Air Act ("CAA 185") requires states to collect annual fees from major source facilities located in severe or extreme nonattainment ozone areas that did not meet the attainment deadline.  The CAA 185 fees are required annually until the area is redesignated as an attainment area for ozone. The EPA is required to collect the fees if a state does not administer and enforce CAA 185.  The Houston-Galveston region was initially determined to be a severe nonattainment area that did not meet its 2007 attainment deadline and, as such, would be subject to CAA 185. The Texas Commission on Environmental Quality (“TCEQ”) is currently considering a “Failure to Attain Rule” to implement the requirements of CAA 185.  The draft Failure to Attain Rule is anticipated to be adopted in 2013 and is expected to provide for the collection of an annual failure to attain fee for excess emissions.  We have certain facilities in the Houston area that will be subject to the TCEQ's Failure to Attain Rule.

Management believes the most likely scenario is that we will be assessed fees for excess emissions at our Houston area facilities and our estimate of the possible range of loss associated with this matter is from zero to $14.3 million. As of December 31, 2012, we have accrued $10.9 million as a long-term environmental liability related to this matter. Management believes that recent indications with regard to this matter by the TCEQ and the EPA have been favorable to us. The final Failure to Attain Rule is expected to be published in 2013; therefore, it is likely that our estimate of this loss will change in the near term.

Osage Complaint

In June 2012, HollyFrontier filed a complaint with the FERC alleging that Osage has been over-earning on its rates for transportation on Osage's crude oil pipeline system from Cushing, Oklahoma to El Dorado, Kansas.  We own 50% of Osage and serve as its operator.  Osage and HollyFrontier have agreed to settle this matter, subject to FERC approval. The settlement agreement includes a one-time cash payment for reparations, reduced future tariff rates and other concessions. This settlement will not have a material impact on our results of operations, financial position or cash flows.

Potential Responsible Party in a Pasadena, Texas Superfund Site

In December 2012, we received a notice from the EPA that we may have potential liability at the U.S. Oil Recovery Superfund Site in Pasadena, Texas as a potential responsible party under Section 107(a) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended. Currently, there is an ongoing removal action designed to stabilize the site, remove the immediate threat posed at the site and set the stage for a later more comprehensive action. Due to the timing of the EPA's notice, we are unable at this point, to reasonably estimate the amount of our potential liability, if any, related to this matter.

Sale of Claim Against MF Global Inc.

In October 2011, MF Global Holdings Ltd., the parent of MF Global Inc. (“MF Global”), filed for bankruptcy protection under Chapter 11 of the U.S. bankruptcy laws, and a trustee was appointed to oversee the liquidation of MF Global under the Securities Investor Protection Act. At that time, MF Global served as our sole clearing agent for NYMEX futures contracts. We transferred our existing trading positions at MF Global to a new clearing agent in November 2011. As of the date of transfer of our account, MF Global owed us $29.4 million. We subsequently received $23.6 million as partial payment of the amount owed to us. In December 2012, we sold our remaining claim of $5.8 million to a third party for $5.4 million.  The buyer of the claim assumed the risk of ultimate collectability of the claim subject to the accuracy of typical representations and warranties from us related to the claim. We charged the $0.4 million loss we sustained from the sale of this receivable to operating expense.

Environmental Liabilities

Liabilities recognized for estimated environmental costs were $49.6 million and $48.3 million at December 31, 2011 and December 31, 2012, respectively. We have classified environmental liabilities as current or noncurrent based on management’s estimates regarding the timing of actual payments. Management estimates that expenditures associated with these environmental liabilities will be substantially paid over the next 10 years. Environmental expenses recognized as a result of changes in our environmental liabilities are included in operating expenses on our consolidated statements of income. Environmental expenses were $11.8 million, $23.1 million and $12.0 million for the years ended December 31, 2010, 2011 and 2012, respectively. The higher environmental expenses in 2011 were primarily due to the CAA 185 liability accrual (described above).

Environmental Receivables

Receivables from insurance carriers and other third parties related to environmental matters at December 31, 2011 were $7.7 million, of which $5.2 million and $2.5 million were recorded to other accounts receivable and long-term receivables, respectively, on our consolidated balance sheet. Receivables from insurance carriers related to environmental matters at December 31, 2012 were $7.9 million, of which $2.8 million and $5.1 million were recorded to other accounts receivable and long-term receivables, respectively, on our consolidated balance sheet. Amounts received from insurance carriers and other third parties related to environmental matters during 2010, 2011 and 2012 were $2.8 million, $0.5 million and $1.2 million, respectively.
Other
We are a party to various other claims, legal actions and complaints arising in the ordinary course of business. While the results cannot be predicted with certainty, management believes the ultimate resolution of these claims, legal actions and complaints after consideration of amounts accrued, insurance coverage or other indemnification arrangements will not have a material adverse effect on our results of operations, financial position or cash flows.

Quarterly Financial Data	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data
Quarterly Financial Data (unaudited)
Summarized quarterly financial data is as follows (in thousands, except per unit amounts):

2011	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$442,897	$383,327	$435,510	$486,933
Total costs and expenses	$327,544	$256,104	$299,712	$349,173
Operating margin	$170,673	$184,611	$188,457	$199,004
Net income	$90,065	$102,999	$110,240	$110,262
Net income allocated to limited partners' interest	$90,128	$102,999	$110,240	$110,262
Basic and diluted net income per limited partner unit	$0.40	$0.46	$0.49	$0.49

2012
Revenues	$493,483	$449,527	$325,869	$503,195
Total costs and expenses	$372,318	$283,724	$248,334	$318,601
Operating margin	$178,067	$224,181	$138,527	$248,698
Net income	$93,524	$137,821	$50,522	$153,803
Basic and diluted net income per limited partner unit	$0.41	$0.61	$0.22	$0.68

The third quarter 2012 operating margin was negatively impacted by unrealized losses on NYMEX contracts as a result of increasing product prices in that period.

Fair Value Disclosures	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Disclosures
Fair Value Disclosures
Fair Value of Financial Instruments
We used the following methods and assumptions in estimating our fair value disclosure for financial instruments:

•	Cash and cash equivalents. The carrying amounts reported on our consolidated balance sheets approximate fair value due to the short-term maturity or variable rates of these instruments.

•
Energy commodity derivatives deposits. This asset represents short-term deposits we paid associated with our energy commodity derivatives contracts. The carrying amount reported on our consolidated balance sheets approximates fair value as the deposits paid change daily in relation to the associated contracts.

•
Energy commodity derivatives contracts. These include NYMEX futures and exchange-traded butane futures agreements related to petroleum products. These contracts are carried at fair value on our consolidated balance sheets and are valued based on quoted prices in active markets. See Note 12 - Derivative Financial Instruments for further disclosures regarding these contracts.

•
Long-term receivables. Primarily insurance receivables, whose fair value was determined by estimating the present value of future cash flows using a risk-free rate of interest derived from US treasury rates.

•
Debt. The fair value of our publicly traded notes was based on the exchange prices of those notes at December 31, 2011 and December 31, 2012. The carrying amount of borrowings under our revolving credit facility, if any, approximates fair value due to the variable rates of that instrument.

The following table reflects the carrying amounts and fair values of our financial instruments as of December 31, 2011 and 2012 (in thousands):

	December 31, 2011		December 31, 2012
Assets (Liabilities)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Cash and cash equivalents	$209,620	$209,620	$328,278	$328,278
Energy commodity derivatives deposits (current assets)	$26,917	$26,917	$18,304	$18,304
Energy commodity derivatives contracts (current assets)	$4,914	$4,914	$—	$—
Energy commodity derivatives contracts (current liabilities)	$—	$—	$(7,338)	$(7,338)
Energy commodity derivatives contracts (noncurrent liabilities)	$(6,457)	$(6,457)	$—	$—
Long-term receivables	$2,534	$2,510	$5,135	$5,108
Debt	$(2,151,775)	$(2,389,700)	$(2,393,408)	$(2,721,985)

Fair Value Measurements

The following tables summarize the recurring fair value measurements of our NYMEX commodity contracts as of December 31, 2011 and December 31, 2012, based on the three levels established by ASC 820-10-50; Paragraph 2, Fair Value Measurements and Disclosures-Overall-Disclosure (in thousands):

		Fair Value Measurements as of December 31, 2011 using:
Assets (Liabilities)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash equivalents	$172,164	$172,164	$—	$—
Energy commodity derivatives contracts (current assets)	$4,914	$4,914	$—	$—
Energy commodity derivatives contracts (noncurrent liabilities)	$(6,457)	$(6,457)	$—	$—
Long-term receivables	$2,510	$—	$—	$2,510
Debt	$(2,389,700)	$(2,389,700)	$—	$—

		Fair Value Measurements as of December 31, 2012 using:
Assets (Liabilities)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash equivalents	$319,716	$319,716	$—	$—
Energy commodity derivatives contracts (current liabilities)	$(7,338)	$(7,338)	$—	$—
Long-term receivables	$5,108	$—	$—	$5,108
Debt	$(2,721,985)	$(2,721,985)	$—	$—

Distributions	12 Months Ended
Dec. 31, 2012
Distributions Made to Members or Limited Partners [Abstract]
Distributions

19.	Distributions

Distributions we paid during 2010, 2011 and 2012 were as follows (in thousands, except per unit amount):

Payment Date	Per Unit Cash Distribution Amount	Total Cash Distribution
2/12/2010	$0.35500	$75,779
5/14/2010	0.36000	76,847
8/13/2010	0.36625	82,393
11/12/2010	0.37250	83,798
Total	$1.45375	$318,817

2/14/2011	$0.37875	$85,398
5/13/2011	0.38500	86,807
8/12/2011	0.39250	88,498
11/14/2011	0.40000	90,189
Total	$1.55625	$350,892

2/14/2012	$0.40750	$92,177
5/15/2012	0.42000	95,004
8/14/2012	0.47125	106,597
11/14/2012	0.48500	109,707
Total	$1.78375	$403,485

Owners' Equity	12 Months Ended
Dec. 31, 2012
Stockholders' Equity Note [Abstract]
Owners' Equity
Owners’ Equity

The following table details the changes in the number of our limited partner units outstanding from January 1, 2010 through December 31, 2012.

Limited partner units outstanding on January 1, 2010	213,175,644
01/10—Settlement of 2007 award grants	280,634
01/10—Other(a)	6,420
07/10—Issuance of limited partner units	11,500,000
Limited partner units outstanding on December 31, 2010	224,962,698
01/11—Settlement of 2008 award grants	505,492
01/11—Other(a)	4,952
Limited partner units outstanding on December 31, 2011	225,473,142
01/12—Settlement of 2009 award grants	722,766
01/12—Other(a)	4,964
Limited partner units outstanding on December 31, 2012	226,200,872

(a)	Limited partner units issued to settle the equity-based retainer paid to independent directors of our general partner.

Our partnership agreement allows us to issue additional partnership securities for any partnership purpose at any time and from time to time for consideration and on terms and conditions as our general partner determines, all without approval by the limited partners.

Limited partners holding our limited partner units have the following rights, among others:

•	right to receive distributions of our available cash within 45 days after the end of each quarter;

•	right to elect the board members of our general partner;

•	right to remove Magellan GP, LLC as our general partner upon a 100% vote of outstanding unitholders;

•	right to transfer limited partner unit ownership to substitute limited partners;

•
right to receive an annual report, containing audited financial statements and a report on those financial statements by our independent public accountants, within 120 days after the close of the fiscal year end;

•	right to receive information reasonably required for tax reporting purposes within 90 days after the close of the calendar year;

•	right to vote according to the limited partners’ percentage interest in us at any meeting that may be called by our general partner; and

•	right to inspect our books and records at the unitholders’ own expense.
In the event of liquidation, we would distribute all property and cash in excess of that required to discharge all liabilities to the partners in proportion to the positive balances in their respective capital accounts. The limited partners' liability is generally limited to their investment.

Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Recognizable events

No recognizable events have occurred subsequent to December 31, 2012.

Non-recognizable events

On February 1, 2013, the compensation committee approved 224,349 phantom unit award grants pursuant to our long-term incentive plan. These award grants are performance-based and have a three-year vesting period that will end on December 31, 2015.

On January 31, 2013, we issued 478,566 limited partner units, of which 476,682 were issued to settle unit award grants to certain employees that vested on December 31, 2012 and 1,884 were issued to settle the equity-based retainer paid to one of the directors of our general partner.

On February 14, 2013, we paid cash distributions of $0.50 per unit on our outstanding limited partner units to unitholders of record at the close of business on February 6, 2013. The total distributions paid were $113.3 million.

On February 22, 2013, we announced an agreement to acquire approximately 800 miles of refined products pipeline from Plains All American Pipeline, L.P. for $190 million.  Subject to regulatory approvals, we expect the acquisition to close during the second quarter of 2013.  We expect to fund the acquisition with cash on hand and, if necessary, with borrowings under our revolving credit facility.

Summary Of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Basis of Presentation
Basis of Presentation. Our consolidated financial statements include our refined products, crude oil and marine storage segments. We consolidated all entities in which we have ownership interests, except four 50%-or-less-owned investments that we do not control and which we have determined are not variable interest entities. Accordingly, we apply the equity method of accounting for the following entities: (i) Osage; (ii) Texas Frontera, LLC ("Texas Frontera"); (iii) Double Eagle; and (iv) BridgeTex. We have eliminated all intercompany transactions

Use Of Estimates
Use of Estimates. The preparation of our consolidated financial statements in conformity with accounting principles generally accepted in the U.S. ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities that exist at the date of our consolidated financial statements, as well as their impact on the reported amounts of revenue and expense during the reporting periods. Actual results could differ from those estimates.

Cash Equivalents
Cash Equivalents. Cash and cash equivalents include demand and time deposits and highly marketable securities or funds that own highly marketable securities with original maturities of three months or less when acquired. We periodically assess the financial condition of the institutions where we hold these funds and at December 31, 2011 and 2012, we believed that our credit risk relative to these funds was minimal.

Accounts Receivable And Allowance For Doubtful Accounts
Accounts Receivable and Allowance for Doubtful Accounts. Accounts receivable represent valid claims against non-affiliated customers. We recognize accounts receivable when we sell products or render services, except tariff-related transportation services of our refined products pipeline, which we recognize when our customers' product enters our system, and collection of the receivable is probable. We extend credit terms to certain customers based on historical dealings and to other customers after a review of various credit indicators. We establish an allowance for doubtful accounts for all or any portion of an account where we consider collections to be at risk and evaluate reserves no less than quarterly to determine their adequacy. Judgments relative to at-risk accounts include the customers' current financial condition, the customers' historical relationship with us and current and projected economic conditions. We write off accounts receivable when we deem the account uncollectible.

Inventory Valuation
 Inventory Valuation. Inventory is comprised primarily of refined products, liquefied petroleum gases, transmix, crude oil and additives, which are stated and relieved at the lower of average cost or market. During 2012, we recorded a lower-of-average-cost-or-market adjustment of $2.0 million to our transmix inventory. This adjustment was recorded as a component of product purchases on the consolidated statement of income included with these financial statements. Our inventory also includes our pipeline over/short product.

Property, Plant and Equipment
Property, Plant and Equipment. Property, plant and equipment consist primarily of pipeline, pipeline-related equipment, storage tanks and processing equipment. We state property, plant and equipment at cost except for certain acquired assets recorded at fair value on their respective acquisition dates and impaired assets. We record impaired assets at fair value on the last impairment evaluation date for which an adjustment was required.

We depreciate most of our assets individually on a straight-line basis over their useful lives; however, we group the individual components of certain assets, such as some of our older tanks, together into a composite asset, and we depreciate those assets using a composite rate. We assign asset lives based on reasonable estimates when we place an asset into service. Subsequent events could cause us to change our estimates, which would affect the future calculation of depreciation expense. The range of depreciable lives by asset category is detailed in Note 7—Property, Plant and Equipment.

When we sell or retire property, plant and equipment, we remove its carrying value and the related accumulated depreciation from our accounts and record any associated gains or losses on our income statement in the period of sale or disposition.

We capitalize expenditures to replace existing assets and retire the replaced assets. We capitalize expenditures associated with existing assets when they improve the productivity or increase the useful life of the asset. We capitalize direct project costs such as labor and materials as incurred. Indirect project costs, such as overhead, are capitalized based on a percentage of direct labor charged to the respective capital project. We charge expenditures for maintenance, repairs and minor replacements to operating expense in the period incurred.

Asset Retirement Obligation
Asset Retirement Obligation.  We record the fair value of a liability related to the retirement of long-lived assets at the time we incur a legal obligation if the liability can be reasonably estimated.  When we initially record the liability, we increase the carrying amount of the related asset by the amount of the liability. Over time, we accrete the liability to its future value and record the accretion amount to operating expense.

Our operating assets generally consist of underground pipelines and related components along rights-of-way and above ground storage tanks and related facilities.  Our right-of-way agreements typically do not require the dismantling, removal and reclamation of the right-of-way upon permanent cessation of pipeline service.  Additionally, management is unable to predict when, or if, our pipelines, storage tanks and related facilities would become completely obsolete and require decommissioning.

Investments in Non-Controlled Entities
Investments in Non-Controlled Entities. We account for investments greater than 20% in affiliates that we do not control using the equity method of accounting. Under this method, an investment is recorded at our acquisition cost or capital contributions, plus equity in undistributed earnings or losses since acquisition or formation, plus interest capitalized, less distributions received and amortization of excess net investment. Excess net investment is the amount by which our initial investment exceeded our proportionate share of the book value of the net assets of the investment. We amortize excess net investment over the weighted-average depreciable asset lives of the equity investee as of the date of the equity investment. Our unamortized excess net investment was $16.5 million and $15.8 million at December 31, 2011 and 2012, respectively. We evaluate equity method investments for impairment annually or whenever events or circumstances indicate that there is an other-than-temporary loss in value of the investment. In the event that we determine that the loss in value of an investment is other-than-temporary, we would record a charge to earnings to adjust the carrying value to fair value.

Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets. We do not amortize goodwill, which represents the excess of fair value of the business acquired over the fair value of assets acquired and liabilities assumed. We evaluate goodwill for impairment annually and when events or changes in circumstances indicate that the fair value of a reporting unit with goodwill has been reduced below carrying value. Goodwill was $53.3 million at both December 31, 2011 and 2012. Our reported goodwill at December 31, 2012 included $38.4 million allocated to our refined products segment, $12.1 million allocated to our crude oil segment and $2.8 million allocated to our marine storage segment.

We base our determination of whether goodwill is impaired on management's estimate of the fair value of our reporting units using a discounted future cash flow (“DFCF”) model as compared to their carrying values. Critical assumptions used in our DFCF model included: (i) time horizon of 20 years, (ii) operating margin growth of 2.5%, (iii) annual maintenance capital spending growth of 2.5% and (iv) 11.0 times earnings before interest, taxes and depreciation and amortization multiple for terminal value. We use October 1 as our impairment measurement test date and have determined that our goodwill was not impaired as of October 1, 2010, 2011 or 2012. If impairment were to occur, we would charge the amount of the impairment against earnings in the period in which the impairment occurred. The amount of the impairment would be determined by subtracting the implied fair value of the reporting unit goodwill from the carrying amount of the goodwill.

Judgments and assumptions are inherent in management's estimates used to determine the fair value of our operating segments and are consistent with what management believes would be utilized by the primary market participant. The use of alternate judgments and assumptions could result in the recognition of different levels of impairment charges in our financial statements.

We amortize other intangible assets over their estimated useful lives of 4 years up to 25 years. The weighted-average asset life of our other intangible assets at December 31, 2012 was approximately 6 years. We adjust the useful lives if events or circumstances indicate there has been a change in the remaining useful lives. We review our other intangible assets for impairment whenever events or changes in circumstances indicate we should assess the recoverability of the carrying amount of the intangible asset.

Tank Bottom Inventory
Tank Bottom Inventory. A contract we have with a customer at our crude oil terminal in Cushing, Oklahoma requires us to maintain a minimum volume of crude oil in the tanks they utilize at that facility. Because of this contractual requirement, the crude oil we own at that facility is not sold in the normal course of our business; therefore, we classify these crude oil barrels as a long-term asset carried at cost adjusted for gains or losses on certain derivative contracts as described below.

Assets Held for Sale [Policy Text Block]
Assets Held for Sale. We classify long-lived assets to be disposed of through sales that meet specific criteria as held for sale. We cease depreciating those assets effective on the date the asset is classified as held for sale. We record those assets at the lower of their carrying value or the estimated fair value less the cost to sell. Until the assets are disposed of, an estimate of the fair value is re-determined when related events or circumstances change.

Impairment of Long-Lived Assets
Impairment of Long-Lived Assets. We evaluate our long-lived assets of identifiable business activities, other than those held for sale, for impairment when events or changes in circumstances indicate, in management's judgment, that the carrying value of such assets may not be recoverable. We base the determination of whether impairment has occurred on management's estimate of undiscounted future cash flows attributable to the assets as compared to the carrying value of the assets. We calculate the amount of the impairment recognized as the excess of the carrying amount of the asset over the fair value of the assets, as determined either through reference to similar asset sales or by estimating the fair value using a discounted cash flow approach.

Judgments and assumptions are inherent in management's estimate of undiscounted future cash flows used to determine recoverability of an asset and the estimate of an asset's fair value used to calculate the amount of impairment to recognize. The use of alternate judgments and assumptions could result in the recognition of different levels of impairment charges in the financial statements.
Impairments were not material in 2010, 2011 and 2012.

Debt Placement Costs
Debt Placement Costs. We capitalize costs incurred for debt borrowings when paid and amortize those costs over the life of the associated debt instrument using the effective interest method. When debt is retired before its scheduled maturity date, we write off any remaining placement costs associated with that debt.

Interest Capitalized
Interest Capitalized. During construction, we capitalize interest on all construction projects requiring a completion period of three months or longer and total project costs exceeding $0.5 million, based on the weighted-average interest rate of our debt.

Pension And Postretirement Medical And Life Benefit Obligations
Pension and Postretirement Medical and Life Benefit Obligations. We sponsor three pension plans that cover substantially all of our employees, a postretirement medical and life benefit plan for certain employees and a defined contribution plan. Our pension and postretirement benefit liabilities represent the funded status of the present value of benefit obligations of these plans.

We develop pension, postretirement medical and life benefits costs from actuarial valuations. We establish actuarial assumptions to anticipate future events and use those assumptions when calculating the expense and liabilities related to these plans. These factors include assumptions management makes concerning interest rates, expected investment return on plan assets, rates of increase in health care costs, turnover rates and rates of future compensation increases, among others. In addition, we use subjective factors such as withdrawal and mortality rates to develop actuarial valuations. Management reviews and updates these assumptions on an annual basis. The actuarial assumptions that we use may differ from actual results due to changing market rates or other factors. These differences could affect the amount of pension and postretirement medical and life benefit expense we have recorded or may record.

Paid-Time Off Benefits
Paid-Time Off Benefits. We recognize liabilities for paid-time off benefits when earned. Paid-time off liabilities were $11.9 million and $12.8 million at December 31, 2011 and 2012, respectively. These balances represented the remaining vested paid-time off benefits of employees. We reflect liabilities for paid-time off in the accrued payroll and benefits balances of the accompanying consolidated balance sheets.

Derivative Financial Instruments
Derivative Financial Instruments. We record derivative instruments on our balance sheets at fair value as either assets or liabilities. We account for derivatives that qualify for and are elected for treatment as normal purchases and sales using traditional accrual accounting.

For those instruments that qualify for hedge accounting, the accounting treatment depends on their intended use and their designation. We divide derivative financial instruments qualifying for hedge accounting treatment into two categories: (1) cash flow hedges and (2) fair value hedges. We execute cash flow hedges to hedge against the variability in cash flows related to a forecasted transaction and execute fair value hedges to hedge against the changes in the value of a recognized asset or liability. At inception of a hedged transaction, we document the relationship between the hedging instrument and the hedged item, the risk management objectives and the methods used for assessing and testing correlation and hedge effectiveness. We also assess, both at the inception of the hedge and on an on-going basis, whether the derivatives that are used in our hedging transactions are highly effective in offsetting changes in cash flows or fair value of the hedged item. If we determine that a derivative originally designated as a cash flow or fair value hedge is no longer highly effective, we discontinue hedge accounting prospectively and record the change in the fair value of the derivative in current earnings. The change in fair value of derivative financial instruments that either do not qualify for hedge accounting or are not designated as a hedging instrument is included in current earnings.

As part of our risk management process, we assess the creditworthiness of the financial and other institutions with which we execute financial derivatives. Such financial instruments involve the risk of non-performance by the counterparty, which could result in material losses to us.

We have entered into NYMEX commodity based futures contracts to hedge against price changes on a portion of the refined products we expect to sell in the future. Some of these contracts have qualified as cash flow or fair value hedges under Accounting Standards Codification ("ASC") No. 815, Derivatives and Hedging, while others have not. We record the effective portion of the gains or losses for those contracts that qualify as cash flow hedges in other comprehensive income and the ineffective portion in product sales revenues. We reclassify gains and losses from contracts that qualify as cash flow hedges from other comprehensive income to product sales revenues when the hedged transaction occurs and we terminate the derivative agreement. We record the effective portion of the gains or losses for those contracts that qualify as fair value hedges as adjustments to the assets or liabilities being hedged and the ineffective portions as adjustments to other income or expense. We recognize the change in fair value of those agreements that are not designated as hedges in product sales revenues, except for those undesignated agreements that economically hedge the inventories associated with our pipeline system overages or forecasted butane purchases. We record the change in fair value of those agreements in operating expenses and product purchases, respectively.

We use interest rate derivatives to help manage interest rate risk. We record any ineffectiveness on derivatives designated as hedging instruments and the change in fair value of interest rate derivatives that we do not designate as hedging instruments to other income or expense in our results of operations. For the effective portion of interest rate cash flow hedges, we record the noncurrent portion of unrealized gains or losses as an adjustment to other comprehensive income with the current portion recorded as an adjustment to interest expense. For the effective portion of fair value hedges on long-term debt, we record the noncurrent portion of gains or losses as an adjustment to long-term debt with the current portion recorded as an adjustment to interest expense.

See Comprehensive Income in this Note 2 for details of the derivative gains and losses included in accumulated other comprehensive loss.

Revenue Recognition
Revenue Recognition. We recognize pipeline transportation revenues when shipments are complete. For ammonia shipments and shipments of refined products under published tariffs that combine transportation and terminalling services, shipments are complete when customers take possession of their product from our system through tanker trucks, railcars or third-party pipelines. For all other shipments, where terminalling services are not included in the tariff, shipments are complete when the product arrives at the customer-designated delivery point. We recognize injection service fees associated with customer proprietary additives upon injection to the customer's product, which occurs at the time we deliver the product to our customers. We recognize leased tank storage, pipeline capacity leases, terminalling, throughput, ethanol loading and unloading services, laboratory testing, data services, pipeline operation fees and other miscellaneous service-related revenues upon completion of contract services. We recognize product sales upon delivery of the product to the customer. We increase or decrease, as appropriate, product sales for gains and losses associated with the period change in fair value of our NYMEX agreements that we do not designate as hedges, except for those undesignated agreements that economically hedge the inventories associated with our pipeline system overages (which are recorded as adjustments to operating expense), and for the ineffective portion of our NYMEX agreements that we designate as cash flow hedges. When the physical sale of hedged refined products occurs, we increase or decrease, as appropriate, product sales for the effective portion of the gains and losses of the associated derivative agreement. We record back-to-back purchases and sales of refined products where we are acting as an agent to facilitate refined products sales between a supplier and a customer on a net basis.

Deferred Transportation Revenues And Costs
Deferred Transportation Revenues and Costs. Generally, we invoice customers on our refined products pipeline for transportation services when their product enters our system. At each period end, we record all invoiced amounts associated with products that have not yet been delivered (in-transit products) as a deferred liability. Additionally, at each period end, we defer the direct costs we have incurred associated with these in-transit products until delivery occurs as a deferred asset. These deferred revenues and costs are determined using judgments and assumptions that management considers reasonable.

Pipeline Over/Short Product
Pipeline Over/Short Product. The tariffs we charge for our pipeline transportation systems are primarily regulated by the Federal Energy Regulatory Commission (“FERC”); however, certain tariffs are regulated by the Surface Transportation Board or state regulatory authorities. Our tariffs include provisions which allow us to deduct from our customer's inventory a small percentage of the products our customers transport on our pipeline systems. We refer to these product quantities as tender deductions. The purpose of these tender deductions is to help offset the product losses we sustain as a result of shrinkage, evaporation, protection of product quality and product measurement inaccuracies. We record these tender deductions as an increase of pipeline over/short product inventory and a reduction of operating expense. Each period end, we measure the volume of each type of product in our pipeline system which is compared to the volumes of our shippers' inventories (as adjusted for tender deductions).  To the extent that the product volumes in our pipeline system exceeds the volumes of our shippers' book inventories, we increase our product inventories and recognize a gain and to the extent the product in our pipeline system is less than our shippers' book inventories, we record a liability (for product owed to our shippers) and recognize a loss.  The product gains and losses we recognize are recorded based on period end product market prices and we include those gains or losses in operating expenses on our consolidated statements of income.

Excise Taxes Charged To Customers	Excise Taxes Charged to Customers. Revenues are recorded net of all amounts charged to our customers for excise taxes.
Equity-Based Incentive Compensation Awards
Equity-Based Incentive Compensation Awards. The compensation committee of our general partner (the “compensation committee") has approved incentive awards of phantom units representing limited partner interests in us to certain employees. The awards granted include performance-based awards and retention awards. The performance-based awards granted in 2010 contained partial distribution equivalent rights (with respect to distributions in excess of $1.42 per unit annually) and the performance-based awards granted in 2011 and 2012 contain full distribution equivalent rights. Other than certain awards granted to our executive officers, the retention awards granted do not contain distribution equivalent rights. Further, the compensation committee has issued phantom units with distribution equivalent rights to our independent directors who have deferred the receipt of board fees into the director deferred compensation plan.

Under ASC 718, Compensation-Stock Compensation, we classify unit awards as either equity or liabilities. Fair value for award grants classified as equity is determined on the grant date of the award, and we recognize this value as compensation expense ratably over the requisite service period, which is the vesting period of each unit award. We calculate the per unit fair value of equity awards as the closing price of our limited partner units on the grant date reduced by the present value of any projected per unit distributions during the requisite service period that will not be paid to the participant. Compensation expense for awards classified as equity is calculated as the number of unit awards classified as equity less estimated forfeitures, multiplied by the per unit grant date fair value of those awards, multiplied by the percentage of the requisite service period completed at each period end, multiplied by the expected payout percentage, less previously-recognized compensation expense. We re-measure unit awards classified as liabilities at fair value on the close of business at each reporting period end until settlement date. Fair value at each re-measurement date is the closing price of our limited partner units at each period end reduced by the present value of any projected per unit distributions during the remainder of the requisite service period that will not be paid to the participant. Compensation expense for unit awards classified as liabilities is the number of unit awards classified as liabilities less estimated forfeitures, multiplied by the re-measured per-unit fair value of the awards, multiplied by the percentage of the requisite service period completed at each period end, multiplied by the expected payout percentage, less previously-recognized compensation expense.

Performance-based awards include provisions that can result in payouts to the recipients from 0% up to 200% of the amount of the award. Additionally, these awards are also subject to personal and other performance components, which could increase or decrease the payout of the number of limited partner units by as much as 20%. Judgments and assumptions of the final award payouts are inherent in the accruals recorded for equity-based incentive compensation costs. The use of alternate judgments and assumptions could result in the recognition of different levels of equity-based incentive compensation costs.

Payouts related to retention awards are based solely on the completion of the requisite service period by the participant. Retention awards contain no provisions which would provide for a payout to the participant of anything other than the original number of units awarded.

The vesting period of the performance-based awards is three years. The vesting period for retention awards generally does not exceed three years; however, certain retention awards with a four-year vesting period have been granted. We use the risk-free interest rate as the discount rate in calculating fair value of the equity and liability awards. We settle vested non-director award grants by issuing new units, except for the associated tax withholding, which we settle by paying with cash on hand. Additionally, the distribution equivalent rights associated with the 2010 award grants were paid out in cash. Phantom units issued to our directors are settled in cash in January of the year following their death or resignation from the board.

Contingencies And Environmental
Contingencies and Environmental. Environmental expenditures are expensed or capitalized based on the nature of the expenditures. We expense expenditures that relate to an existing condition caused by past operations that do not contribute to current or future revenue generation. We record environmental liabilities assumed in a business combination at fair value. Otherwise, we record environmental liabilities on an undiscounted basis except for those instances where the amounts and timing of the future payments are fixed or reliably determinable. We use the risk-free interest rate to calculate the present value of discounted environmental liabilities.  We recognize liabilities for other commitments and contingencies when, after analyzing the available information, we determine it is probable that an asset has been impaired, or that a liability has been incurred and the amount of impairment or loss can be reasonably estimated. When we can estimate a range of probable loss, we accrue the most likely amount within that range, or if no amount is more likely than another, we accrue the minimum of the range of probable loss. We expense legal costs associated with loss contingencies as incurred.

We record environmental liabilities independently of any potential claim for recovery. Accruals related to environmental matters are generally determined based on site-specific plans for remediation, taking into account currently available facts, existing technologies and presently enacted laws and regulations. Accruals for environmental matters reflect our prior remediation experience and include an estimate for costs such as fees paid to contractors and outside engineering, consulting and law firms. Accruals for estimated losses from environmental remediation obligations generally are recognized no later than completion of the remediation feasibility study. Such accruals are adjusted as further information develops or circumstances change.

We maintain selective insurance coverage, which may cover all or portions of certain environmental expenditures. We recognize receivables in cases where we consider the realization of reimbursements of remediation costs as probable. We would sustain losses to the extent of amounts we have recognized as environmental receivables if the counterparties to those transactions were unable to perform their obligations to us.

At December 31, 2012, expected payments on our discounted environmental liabilities were $0.1 million in 2013, $0.1 million in 2014, $0.1 million in 2015, $1.1 million in 2016, less than $0.1 million in 2017 and $0.9 million for all periods thereafter. The table below sets forth the reconciliation of our undiscounted environmental liabilities to amounts reported on our consolidated balance sheets (in thousands). See Note 16–Commitments and Contingencies for a discussion of the changes in our environmental liabilities between December 31, 2011 and December 31, 2012.

	December 31,
	2011	2012
Aggregated undiscounted environmental liabilities	$55,012	$48,719
Amount of discount on environmental liabilities	(5,377)	(456)
Environmental liabilities, as reported	$49,635	$48,263

The determination of the accrual amounts recorded for environmental liabilities includes significant judgments and assumptions made by management. The use of alternate judgments and assumptions could result in the recognition of different levels of environmental remediation costs.

Income Taxes
Income Taxes. We are a partnership for income tax purposes and therefore have not been subject to federal or state income taxes. The tax on our net income is borne by the individual partners through the allocation of taxable income. Net income for financial statement purposes may differ significantly from taxable income of unitholders because of differences between the tax basis and financial reporting basis of assets and liabilities and the taxable income allocation requirements under our partnership agreement. The aggregate difference in the basis of our net assets for financial and tax reporting purposes cannot be readily determined because information regarding each partner's tax attributes is not available to us.

The amounts recognized as provision for income taxes in our results of operations reflects a partnership-level tax levied by the state of Texas. This tax is based on revenues less direct costs of sale for our assets apportioned to the state of Texas.

Net Income Per Unit
Net Income Per Unit. We calculate basic net income per limited partner unit for each period by dividing the limited partners' allocation of net income by the weighted-average number of limited partner units outstanding. Diluted net income per limited partner unit for each period is the same calculation as basic net income per limited partner unit, except the weighted-average limited partner units outstanding includes the dilutive effect of phantom unit grants associated with our long-term incentive plan in periods where contingent performance metrics have been met. The net income per unit amounts included in these financial statements have been retrospectively restated for all periods presented for the two-for-one split of our limited partner units, which was completed in October 2012.

Comprehensive Income
Comprehensive Income. We account for comprehensive income in accordance with ASC 220, Comprehensive Income. Comprehensive income was determined based on our net income adjusted for changes in other comprehensive income (loss) from our derivative hedging transactions, related amortization of realized gains/losses and adjustments to record our pension and postretirement benefit obligation liabilities at the funded status of the present value of the benefit obligations.

New Accounting Pronouncements
New Accounting Pronouncements

In February 2013, the Financial Accounting Standards Board ("FASB") issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. The amendments in ASU 2013-02 do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. ASU 2013-02 is effective for annual and interim periods beginning after December 15, 2012 and is to be applied prospectively. Our adoption of this standard will not have a material impact on our results of operations, financial position or cash flows.

In December 2011, the FASB issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. This ASU requires entities that have financial instruments and derivatives that are either: (i) offset in accordance with ASC Topic 210 or Topic 815 or (ii) are subject to an enforceable master netting arrangement or similar agreement to make additional disclosures of the gross and net amounts of those assets and liabilities, the amounts offset in accordance with ASC Topics 210 and 815, as well as qualitative disclosures of the entity's master netting arrangement or similar agreement. In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU 2013-01 clarify that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with ASC Topic 815, Derivatives and Hedging. ASU 2011-11 must be applied retrospectively and became effective for fiscal years beginning on or after January 1, 2013. Our adoption of these standards will not have a material impact on our results of operations, financial position or cash flows.

In September 2011, the FASB issued ASU No. 2011-8, Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment, which modifies the test for goodwill intangibles. Under this ASU, entities have the option to apply a qualitative assessment in determining whether goodwill is impaired. This ASU was effective for periods beginning after December 15, 2011. We elected not to adopt this standard for our 2012 annual goodwill impairment testing.

In June 2011, the FASB issued ASU No. 2011-5, Comprehensive Income, which requires either that the income statement include other comprehensive income or a separate comprehensive income statement be reported immediately after the income statement. The option to report other comprehensive income in the statement of owner's equity has been eliminated. This ASU was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, with early adoption permitted. We adopted this ASU in the first quarter of 2011, which had no impact on our results of operations, financial position or cash flows.

In May 2011, the FASB issued ASU No. 2011-4, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends ASC 820, Fair Value Measurement. This ASU amends ASC 820 and results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between GAAP and international financial reporting standards. The amendments in this ASU change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements; however, the amendment’s requirements do not extend the use of fair value accounting, and for many of the requirements, the FASB does not intend for the amendments to result in a change in the application of the requirements in the “Fair Value Measurement” Topic of the Codification. Additionally, ASU No. 2011-4 includes some enhanced disclosure requirements, including an expansion of the information required for Level 3 fair value measurements. This ASU was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Our adoption of this ASU in the first quarter of 2012 did not have a material impact on our results of operations, financial position or cash flows.

Summary Of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Reconciliation Of Environmental Liabilities

	December 31,
	2011	2012
Aggregated undiscounted environmental liabilities	$55,012	$48,719
Amount of discount on environmental liabilities	(5,377)	(456)
Environmental liabilities, as reported	$49,635	$48,263

Schedule of Accumulated Other Comprehensive Loss

	Derivative Gains (Losses)	Pension and Postretirement Liabilities	Accumulated Other Comprehensive Loss*
Balance, January 1, 2010	$1,743	$(9,744)	$(8,001)
Net loss on commodity cash flow hedges	(4,283)	—	(4,283)
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)	—	(164)
Reclassification of net loss on commodity cash flow hedges to product sales revenues	5,438	—	5,438
Reclassification of loss on discontinuance of commodity cash flow hedge to product sales revenues	591	—	591
Amortization of prior service credit and actuarial loss	—	106	106
Adjustment to recognize the funded status of postretirement plans	—	(4,783)	(4,783)
Balance, December 31, 2010	3,325	(14,421)	(11,096)
Net gain on commodity cash flow hedges	7,739	—	7,739
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)	—	(164)
Reclassification of net gain on commodity cash flow hedges to product sales revenues	(7,739)	—	(7,739)
Settlement cost and amortization of prior service credit and actuarial loss	—	1,117	1,117
Adjustment to recognize the funded status of postretirement plans	—	(37,058)	(37,058)
Balance, December 31, 2011	3,161	(50,362)	(47,201)
Net gain on interest rate cash flow hedges	10,977	—	10,977
Net gain on commodity cash flow hedges	2,912	—	2,912
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)	—	(164)
Reclassification of net gain on commodity cash flow hedges to product sales revenues	(2,760)	—	(2,760)
Amortization of prior service credit and actuarial loss	—	2,962	2,962
Adjustment to recognize the funded status of postretirement plans	—	(1,784)	(1,784)
Balance, December 31, 2012	$14,126	$(49,184)	$(35,058)

*	Includes amounts allocated to the non-controlling owners' interest.

Consolidated Statements Of Cash Flows (Tables)	12 Months Ended
Dec. 31, 2012
Supplemental Cash Flow Information [Abstract]
Consolidated Statement Of Cash Flows

	Year Ended December 31,
	2010	2011	2012
Restricted cash	$(14,379)	$14,379	$—
Trade accounts receivable and other accounts receivable	(17,173)	5,791	(10,867)
Inventory	(23,407)	(42,452)	36,972
Energy commodity derivatives contracts, net of derivatives deposits	3,694	(19,782)	16,097
Reimbursable costs	(590)	7,979	1,028
Accounts payable	7,794	20,226	(11,175)
Accrued payroll and benefits	2,093	(2,209)	2,250
Accrued interest payable	2,922	4,069	1,512
Accrued taxes other than income	5,378	617	5,519
Accrued product purchases	10,527	12,476	12,249
Current and noncurrent environmental liabilities	(2,038)	16,861	(1,372)
Other current and noncurrent assets and liabilities	8,998	(3,469)	(9,514)
Total	$(16,181)	$14,486	$42,699

Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Purchase Price Of The Fair Value Of The Assets Acquired And Liabilities Assumed

Purchase price	$291,292
Fair value of assets acquired (liabilities assumed):
Property, plant and equipment	$249,381
Other current assets	2,877
Goodwill	38,496
Other intangibles	3,898
Environmental liabilities	(375)
Other current liabilities	(2,985)
Total	$291,292

Pro Forma Consolidated Income Statement Information

	Year Ended December 31, 2010
	As Reported	Pro Forma Adjustments	Pro Forma
Revenues	$1,557,447	$36,483	$1,593,930
Net income	$311,580	$15,101	$326,681

Inventory (Tables)	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventory

	2011	2012
Refined petroleum products	$127,999	$88,630
Liquefied petroleum gases	55,490	45,657
Transmix	60,251	63,026
Crude oil	8,065	17,443
Additives	7,055	7,132
Total inventory	$258,860	$221,888

Product Sales Revenues (Tables)	12 Months Ended
Dec. 31, 2012
Product Sales Revenues [Abstract]
Disclosure Of Product Sales Revenues

	Year Ended December 31,
	2010	2011	2012
Physical sale of petroleum products	$784,839	$870,007	$833,581
NYMEX contract adjustments:
Change in value of NYMEX contracts that did not qualify for hedge accounting treatment and the effective portion of gains and losses of matured NYMEX contracts that qualified for hedge accounting treatment associated with our petroleum products blending and fractionation activities(1)	(10,751)	(4,330)	(30,270)
Change in value of NYMEX contracts that did not qualify for hedge accounting treatment associated with the Houston-to-El Paso pipeline section linefill working inventory(1)	(11,212)	(11,149)	(3,940)
Other	214	—	11
Total NYMEX contract adjustments	(21,749)	(15,479)	(34,199)
Total product sales revenues	$763,090	$854,528	$799,382

 (1) The associated petroleum products for these activities are, to the extent still owned as of the statement date, or were, to the extent no longer owned as of the statement date, classified as inventory in current assets on our consolidated balance sheets.

Property, Plant And Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, plant and equipment consisted of the following (in thousands):

	December 31,		Estimated Depreciable Lives
	2011	2012
Construction work-in-progress	$100,441	$247,571
Land and rights-of-way	74,509	83,014
Carrier property	1,915,688	1,835,265	6 – 59 years
Buildings	36,152	37,672	20 – 45 years
Storage tanks	958,112	975,277	10 – 40 years
Pipeline and station equipment	296,329	479,531	3 – 59 years
Processing equipment	602,113	645,140	3 – 56 years
Other	97,140	105,080	1 – 48 years
Total	$4,080,484	$4,408,550

Major Customers And Concentration Of Risks (Tables)	12 Months Ended
Dec. 31, 2012
Major Customers And Concentration Of Risks [Abstract]
Schedule Of Revenue Derived By Major Customers

	Year Ended December 31,
	2010	2011	2012
Customer A	11%	21%	14%
Customer B	13%	8%	7%
Total	24%	29%	21%

Employee Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Changes In Benefit Obligations And Plan Assets

	Pension Benefits		Other Postretirement Benefits
	2011	2012	2011	2012
Change in benefit obligation:
Benefit obligation at beginning of year	$71,946	$113,914	$18,910	$23,786
Service cost	9,628	12,222	430	396
Interest cost	4,343	4,862	999	821
Plan participants’ contributions	—	—	185	221
Actuarial loss	30,561	15,975	3,950	4,751
Benefits paid	(2,368)	(4,270)	(688)	(760)
Plan amendment	—	—	—	(16,020)
Settlement	(196)	—	—	—
Benefit obligation at end of year	113,914	142,703	23,786	13,195
Change in plan assets:
Fair value of plan assets at beginning of year	61,418	70,052	—	—
Employer contributions	9,389	13,336	503	539
Plan participants’ contributions	—	—	185	221
Actual return on plan assets	1,809	7,988	—	—
Benefits paid	(2,368)	(4,270)	(688)	(760)
Settlement	(196)	—	—	—
Fair value of plan assets at end of year	70,052	87,106	—	—
Funded status at end of year	$(43,862)	$(55,597)	$(23,786)	$(13,195)
Accumulated benefit obligation	$79,659	$101,233

Amounts Recognized In Consolidated Balance Sheets

	Pension Benefits		Other Postretirement Benefits
	2011	2012	2011	2012
Amounts recognized in consolidated balance sheet:
Current accrued benefit cost	$—	$—	$(568)	$(658)
Long-term pension and benefit cost	(43,862)	(55,597)	(23,218)	(12,537)
	(43,862)	(55,597)	(23,786)	(13,195)
Accumulated other comprehensive loss:
Net actuarial loss	42,451	51,899	7,688	11,418
Prior service cost (credit)	647	340	(424)	(14,473)
	43,098	52,239	7,264	(3,055)
Net amount recognized in consolidated balance sheet	$(764)	$(3,358)	$(16,522)	$(16,250)

Consolidated Net Periodic Benefit Costs

	Pension Benefits			Other Postretirement Benefits
	2010	2011	2012	2010	2011	2012
Components of net periodic pension and postretirement benefit expense:
Service cost	$6,720	$9,628	$12,222	$319	$430	$396
Interest cost	3,341	4,343	4,862	992	999	821
Expected return on plan assets	(3,552)	(4,357)	(5,066)	—	—	—
Amortization of prior service cost (credit)	307	307	307	(851)	(851)	(1,971)
Amortization of actuarial loss	517	1,424	3,605	133	167	1,021
Settlement cost	—	70	—	—	—	—
Net periodic expense	$7,333	$11,415	$15,930	$593	$745	$267

Other Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive Loss

	Pension Benefits		Other Postretirement Benefits
	2011	2012	2011	2012
Other changes in plan assets and benefit obligations recognized in other comprehensive loss:
Net actuarial loss	$33,108	$13,053	$3,950	$4,751
Plan amendment	—	—	—	(16,020)
Amortization of actuarial loss	(1,424)	(3,605)	(167)	(1,021)
Amortization of prior service credit (cost)	(307)	(307)	851	1,971
Recognition of settlement cost	(70)	—	—	—
Total recognized in other comprehensive loss	31,307	9,141	4,634	(10,319)
Net periodic expense	11,415	15,930	745	267
Total recognized in net periodic benefit cost and other comprehensive loss	$42,722	$25,071	$5,379	$(10,052)

Weighted-Average Rate Assumptions Used For Benefit Obligations

	Pension Benefits		Other Postretirement Benefits
	2011	2012	2011	2012
Discount rate—Salaried plan	4.39%	4.00%	n/a	n/a
Discount rate—USW plan	4.00%	3.39%	n/a	n/a
Discount rate—IUOE plan	4.37%	3.99%	n/a	n/a
Discount rate—Other Postretirement Benefits	n/a	n/a	4.38%	3.58%
Rate of compensation increase—Salaried plan	5.00%	5.00%	n/a	n/a
Rate of compensation increase—USW plan	4.50%	3.50%	n/a	n/a
Rate of compensation increase—IUOE plan	5.00%	5.00%	n/a	n/a

Weighted-Average Rate Assumptions Used For Net Pension And Other Postretirement Benefit Expense

	Pension Benefits			Other Postretirement Benefits
	2010	2011	2012	2010	2011	2012
Discount rate—Salaried plan	5.79%	5.54%	4.39%	n/a	n/a	n/a
Discount rate—USW plan	5.72%	5.07%	4.00%	n/a	n/a	n/a
Discount rate—IUOE plan	5.67%	5.52%	4.37%	n/a	n/a	n/a
Discount rate—Other Postretirement Benefits	n/a	n/a	n/a	5.97%	5.56%	3.75%
Rate of compensation increase—Salaried plan	5.00%	5.00%	5.00%	n/a	n/a	n/a
Rate of compensation increase—USW plan	4.50%	4.50%	3.50%	n/a	n/a	n/a
Rate of compensation increase—IUOE plan	5.00%	5.00%	5.00%	n/a	n/a	n/a
Expected rate of return on plan assets—Salaried plan	6.80%	6.80%	6.80%	n/a	n/a	n/a
Expected rate of return on plan assets—USW plan	6.80%	6.80%	6.80%	n/a	n/a	n/a
Expected rate of return on plan assets—IUOE plan	3.25%	3.25%	6.80%	n/a	n/a	n/a

Changes In Assumed Health Care Cost Trend Rates

	1% Increase	1% Decrease
Change in total of service and interest cost components	$138	$110
Change in postretirement benefit obligation	$2,441	$1,942

Fair Value Of Pension Plan Assets

Asset Category	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Domestic Equity Securities(a):
Small-cap fund	$1,342	$1,342	$—	$—
Mid-cap fund	1,343	1,343	—	—
Large-cap fund	10,477	10,477	—	—
International equity fund	5,642	5,642	—	—
Fixed Income Securities(a):
Short-term bond funds	2,751	2,751	—	—
Intermediate-term bond funds	10,168	10,168	—	—
Long-term investment grade bond fund	31,474	31,474	—	—
Other:
Short-term investment fund	6,455	6,455	—	—
Group annuity contract	400	—	—	400
Fair value of plan assets	$70,052	$69,652	$—	$400

(a) We hold equity and fixed income securities through investments in mutual funds, which are dedicated to each category as indicated.

The fair value of the pension plan assets at December 31, 2012 were as follows (in thousands):

Asset Category	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Domestic Equity Securities(a):
Small-cap fund	$1,726	$1,726	$—	$—
Mid-cap fund	1,708	1,708	—	—
Large-cap fund	12,810	12,810	—	—
International equity fund	8,019	8,019	—	—
Fixed Income Securities(a):
Short-term bond fund	2,824	2,824	—	—
Intermediate-term bond funds	16,677	16,677	—	—
Long-term investment grade bond fund	40,370	40,370	—	—
Other:
Short-term investment fund	2,614	2,614	—	—
Group annuity contract	358	—	—	358
Fair value of plan assets	$87,106	$86,748	$—	$358

(a) We hold equity and fixed income securities through investments in mutual funds, which are dedicated to each category as indicated.

Fair Value Of Annuity Contract With Unobservable Inputs

	2011	2012
Beginning balance	$432	$400
Actual return on plan assets:
Relating to assets still held at the reporting date	31	16
Purchases, issuances, sales and settlements:
Settlements	(63)	(58)
Ending balance	$400	$358

Schedule Of Investment Strategies For Pension Plan Assets

Asset Category	Fund’s Investment Strategy
Domestic Equity Securities:
Small-cap fund	Seeks to track performance of the Morgan Stanley Country Index (“MSCI”) US Small Cap 1750 Index
Mid-cap fund	Seeks to track performance of the MSCI US Mid Cap 450 Index
Large-cap fund	Seeks to track performance of the Standard & Poor’s 500 Index
International equity fund	Seeks long-term growth of capital by investing 80% of assets in international equities

Fixed Income Securities:
Short-term bond fund	Seeks current income with limited price volatility through investment in primarily high quality corporate bonds
Intermediate-term bond funds	Seeks to track performance of bond indexes representing fixed income securities having maturities greater than one year
Long-term investment grade bond fund	Seeks high and sustainable current income through investment in long-term high grade bonds

Other:
Short-term investment fund	Invests primarily in high quality commercial paper and government securities
Group annuity contract	Guarantees a specified return based on a specified index

Schedule Of Plan Asset Allocations

	2011		2012
	Actual(a)	Target	Actual(a)	Target
Equity securities	27%	30%	28%	30%
Debt securities	64%	67%	69%	67%
Other	9%	3%	3%	3%

(a)
Cash contributions of $9.4 million and $13.3 million were made to the pension plans during 2011 and 2012, respectively. Amounts contributed in 2011 and 2012 in excess of benefit payments made were to be invested in debt and equity securities over a twelve-month period, with the amounts that remained uninvested as of December 31, 2011 and 2012 scheduled for investment in accordance with the target. Excluding these uninvested cash amounts, the actual allocation percentages at December 31, 2011 would have been 30% equity securities and 70% debt securities and at December 31, 2012, would have been 29% equity securities and 71% debt securities. In 2013, we will invest these uninvested cash amounts to bring the total asset allocation in line with the target allocation.

Expected Benefit Payments

	Pension Benefits	Other Postretirement Benefits
2013	$4,590	$659
2014	$5,446	$663
2015	$5,053	$710
2016	$5,923	$673
2017	$8,662	$726
2018 through 2022	$50,959	$4,369

Debt (Tables)	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Consolidated Debt

			Weighted-Average Interest Rate at December 31, 2012 (a)
	December 31,
	2011	2012
Revolving credit facility	$—	$—	—%
$250.0 million of 6.45% Notes due 2014	249,844	249,905	6.3%
$250.0 million of 5.65% Notes due 2016	252,037	251,609	5.7%
$250.0 million of 6.40% Notes due 2018	263,477	261,411	5.3%
$550.0 million of 6.55% Notes due 2019	578,521	575,065	5.7%
$550.0 million of 4.25% Notes due 2021	558,932	558,088	4.0%
$250.0 million of 6.40% Notes due 2037	248,964	248,981	6.4%
$250.0 million of 4.20% Notes due 2042	—	248,349	4.2%
Total debt	$2,151,775	$2,393,408	5.3%

(a)
Weighted-average interest rate includes the impact of interest rate swaps, the amortization/accretion of discounts and premiums and the amortization/accretion of gains and losses realized on historical cash flow and fair value hedges (see Note 12—Derivative Financial Instruments for detailed information regarding fair value hedges and interest rate swaps).

Derivative Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule Of Forward Purchase And Sales Contracts

	Value	Barrels
Forward purchase contracts	$20.3	0.2
Forward sale contracts	$60.0	0.5

Schedule Of NYMEX Contracts And Butane Price Swap Purchase Agreements

Type of Contract/Accounting Methodology	Product Represented by the Contract and Associated Barrels	Maturity Dates
NYMEX - Cash Flow Hedges	0.2 million barrels of refined petroleum products	Between January and March 2013
NYMEX - Fair Value Hedges	0.7 million barrels of crude oil	Between April and November 2013
NYMEX - Economic Hedges	1.6 million barrels of refined petroleum products and crude oil	Between January and April 2013
Butane Futures Agreements - Economic Hedges	0.2 million barrels of butane	Between January and April 2013

Derivatives And Hedging-Fair Value Hedges

		Year Ended December 31, 2011
Derivative Instrument	Location of Gain Recognized on Derivative	Amount of Gain Recognized on Derivative	Amount of Interest Expense Recognized on Fixed-Rate Debt (Related Hedged Item)
Interest rate swap agreements	Interest expense	$1,275	$7,556

Derivatives And Hedging-Cash Flow Hedges

	Year Ended December 31, 2011
Derivative Instrument	Amount of Gain Recognized in AOCL on Derivative	Location of Gain Reclassified from AOCL into Income	Amount of Gain Reclassified from AOCL into Income
Interest rate swap agreements	$—	Interest expense	$164
NYMEX commodity contracts	7,739	Product sales revenues	7,739
Total cash flow hedges	$7,739	Total	$7,903

	Year Ended December 31, 2012
Derivative Instrument	Amount of Gain Recognized in AOCL on Derivative	Location of Gain Reclassified from AOCL into Income	Amount of Gain Reclassified from AOCL into Income
Interest rate swap agreements	$10,977	Interest expense	$164
NYMEX commodity contracts	2,912	Product sales revenues	2,760
Total cash flow hedges	$13,889	Total	$2,924

Derivatives And Hedging-Overall-Subsequent Measurement

		Amount of Gain (Loss) Recognized on Derivative
		Year Ended December 31,
Derivative Instrument	Location of Gain (Loss) Recognized on Derivative	2011	2012
NYMEX commodity contracts	Product sales revenues	$(23,218)	$(36,959)
NYMEX commodity contracts	Operating expenses	(331)	(2,055)
Butane futures agreements	Product purchases	(14)	1,203
	Total	$(23,563)	$(37,811)

Derivatives And Hedging-Designated

	December 31, 2011
	Asset Derivatives		Liability Derivatives
Derivative Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
NYMEX commodity contracts	Energy commodity derivatives contracts	$31	Energy commodity derivatives contracts	$—
NYMEX commodity contracts	Other noncurrent assets	—	Other noncurrent liabilities	6,457
		$31		$6,457

	December 31, 2012
	Asset Derivatives		Liability Derivatives
Derivative Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
NYMEX commodity contracts	Energy commodity derivatives contracts	$473	Energy commodity derivatives contracts	$207

Derivatives And Hedging-Nondesignated

	December 31, 2011
	Asset Derivatives		Liability Derivatives
Derivative Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
NYMEX commodity contracts	Energy commodity derivatives contracts	$6,403	Energy commodity derivatives contracts	$1,514
Butane futures agreements	Energy commodity derivatives contracts	28	Energy commodity derivatives contracts	34
	Total	$6,431	Total	$1,548
	December 31, 2012
	Asset Derivatives		Liability Derivatives
Derivative Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
NYMEX commodity contracts	Energy commodity derivatives contracts	$227	Energy commodity derivatives contracts	$8,954
Butane futures agreements	Energy commodity derivatives contracts	1,350	Energy commodity derivatives contracts	227
	Total	$1,577	Total	$9,181

Leases (Tables)	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Lessee, Future Minimum Rental Payments

2013	$3.8
2014	3.6
2015	3.0
2016	2.8
2017	2.7
Thereafter	18.4
Total	$34.3

Lessor, Future Minimum Payments Receivable

2013	$205.3
2014	200.0
2015	167.7
2016	115.9
2017	83.4
Thereafter	200.7
Total	$973.0

Long-Term Incentive Plan (Tables)	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Changes In Non-Vested Unit Awards

	Equity Method				Liability Method Performance-Based
	Performance-Based Awards		Retention Awards				Total Awards
	Number of Unit Awards	Weighted-Average Grant Date Fair Value	Number of Unit Awards	Weighted-Average Grant Date Fair Value	Number of Unit Awards	Weighted-Average Fair Value	Number of Unit Awards	Weighted-Average Fair Value
Non-vested units - 1/1/2012	548,024	$22.93	120,760	$20.55	137,008	$33.65	805,792	$24.39
Units granted during 2012	214,232	$33.57	7,016	$30.54	53,558	$33.57	274,806	$33.50
Units vested during 2012	(302,464)	$17.54	(61,990)	$17.77	(75,616)	$43.19	(440,070)	$21.98
Units forfeited during 2012	(15,702)	$25.59	(6,984)	$21.02	(3,925)	$43.19	(26,611)	$26.99
Non-vested units - 12/31/12	444,090	$31.24	58,802	$24.60	111,025	$43.19	613,917	$32.77

Total Non-Vested Unit Awards

Grant Date	Unit Awards Granted	Estimated Forfeitures	Adjustment to Unit Awards in Anticipation of Achieving Above- Target Financial Results	Total Unit Award Accrual	Vesting Date	Unrecognized Compensation Expense(a) (in millions)
Performance-Based Awards:
2011 Awards	302,022	14,043	215,984	503,963	12/31/2013	$5.2
2012 Awards	267,322	12,689	127,317	381,950	12/31/2014	9.0
Retention Awards:
2013 Vesting Date	1,764	106	—	1,658	12/31/2013	—	(b)
2014 Vesting Date	63,368	6,654	—	56,714	12/31/2014	0.9
Total	634,476	33,492	343,301	944,285		$15.1

(a) Unrecognized compensation expense will be recognized over the remaining vesting period of the awards.
(b) Less than $0.1 million.

Weighted-Average Grant Date Fair Values

	Equity Method
	Performance-Based Awards		Retention Awards		Liability Method Performance-Based
	Number of Unit Awards	Weighted-Average Grant Date Fair Value	Number of Unit Awards	Weighted-Average Grant Date Fair Value	Number of Unit Awards	Weighted-Average Fair Value
Units granted during 2010	326,260	$17.53	85,958	$17.47	81,566	$25.43
Units granted during 2011	281,180	$28.52	59,880	$23.96	70,296	$34.32
Units granted during 2012	214,232	$33.57	7,016	$30.54	53,558	$33.57

Vested Unit Awards

Grant Date	Vested Limited Partner Units	Vesting Date	Fair Value of Unit Awards on Vesting Date (in millions)*	Intrinsic Value of Unit Awards on Vesting Date (in millions)
2008 Awards	767,792	12/31/2010	$13.0	$21.7
2009 Awards	1,100,276	12/31/2011	$16.5	$37.9
2010 Awards	751,237	12/31/2012	$17.1	$32.5

* Represents the amount of the equity-based liabilities settled in January of the year following the vesting date.

Cash Flow Effects Of LTIP Settlements

	Settlement Date	Number of Limited Partner Units Issued, Net of Tax Withholdings	Minimum Tax Withholdings (in millions)	Employer Taxes (in millions)	Total Cash Taxes Paid (in millions)
2007 Awards	January 2010	280,634	$3.4	$0.5	$3.9
2008 Awards	January 2011	505,492	$7.4	$0.9	$8.3
2009 Awards	January 2012	722,766	$13.0	$1.3	$14.3

Equity-Based Incentive Compensation Expense

	Year Ended December 31, 2010			Year Ended December 31, 2011			Year Ended December 31, 2012
	Equity Method	Liability Method	Total	Equity Method	Liability Method	Total	Equity Method	Liability Method	Total
2007 awards	$—	$6	$6	$—	$—	$—	$—	$—	$—
2008 awards	6,763	3,802	10,565	—	—	—	—	—	—
2009 awards	2,800	2,189	4,989	4,418	4,264	8,682	—	—	—
2010 awards	1,842	669	2,511	3,100	1,562	4,662	4,937	3,723	8,660
2011 awards	—	—	—	2,839	841	3,680	5,062	2,094	7,156
2012 awards	—	—	—	—	—	—	3,426	1,101	4,527
Retention awards	828	—	828	686	—	686	693	—	693
Total	$12,233	$6,666	$18,899	$11,043	$6,667	$17,710	$14,118	$6,918	$21,036

Allocation of LTIP expense on our consolidated statements of income:
G&A expense			$16,474			$16,024			$18,587
Operating expense			2,425			1,686			2,449
Total			$18,899			$17,710			$21,036

Director Equity-Based Compensation Expense

	Year Ended December 31,
	2010	2011	2012
Phantom units earned	30,002	25,236	25,017

(in thousands)
Compensation - phantom unit expense	$449	$446	$523
Distribution equivalents	100	139	195
Changes in market value of phantom units	460	568	973
Total phantom units earned	1,009	1,153	1,691
Compensation paid in cash	306	292	345
Compensation paid in our limited partner units	140	140	170
Total director compensation	1,455	1,585	2,206
Distribution equivalents charged to partners' capital	(100)	(139)	(195)
Total director compensation expense	$1,355	$1,446	$2,011

Segment Disclosures (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Segment Reporting Information By Segment

	Year Ended December 31, 2010
	Refined Products	Crude Oil	Marine Storage	Intersegment Eliminations	Total
	(in thousands)
Transportation and terminals revenues	$631,872	$22,051	$139,676	$—	$793,599
Product sales revenues	759,062	214	3,814	—	763,090
Affiliate management fee revenue	—	758	—	—	758
Total revenues	1,390,934	23,023	143,490	—	1,557,447
Operating expenses	232,565	238	52,418	(3,009)	282,212
Product purchases	667,079	—	1,506	—	668,585
Equity earnings	—	(5,732)	—	—	(5,732)
Operating margin	491,290	28,517	89,566	3,009	612,382
Depreciation and amortization expense	77,170	3,444	25,045	3,009	108,668
G&A expenses	76,955	1,491	16,870	—	95,316
Operating profit (loss)	$337,165	$23,582	$47,651	$—	$408,398
Additions to long-lived assets	$242,523	$221,779	$45,183		$509,485

	As of December 31, 2010
Segment assets	$2,658,986	$406,344	$619,974		$3,685,304
Corporate assets					32,596
Total assets					$3,717,900
Goodwill	$38,369	$12,082	2,809		$53,260
Investments in non-controlled entities	$—	$22,934	794		$23,728

	Year Ended December 31, 2011
	Refined Products	Crude Oil	Marine Storage	Intersegment Eliminations	Total
	(in thousands)
Transportation and terminals revenues	$680,235	$61,205	$151,929	$—	$893,369
Product sales revenues	848,902	591	5,035	—	854,528
Affiliate management fee revenue	—	770	—	—	770
Total revenues	1,529,137	62,566	156,964	—	1,748,667
Operating expenses	250,794	(4,898)	63,438	(2,919)	306,415
Product purchases	704,313	—	1,957	—	706,270
Equity earnings	—	(6,761)	(2)	—	(6,763)
Operating margin	574,030	74,225	91,571	2,919	742,745
Depreciation and amortization expense	81,876	10,303	26,081	2,919	121,179
G&A expenses	80,746	1,773	16,150	—	98,669
Operating profit	$411,408	$62,149	$49,340	$—	$522,897
Additions to long-lived assets	$130,645	$45,124	$38,125		$213,894

	As of December 31, 2011
Segment assets	$2,736,522	$432,073	$638,451		$3,807,046
Corporate assets					237,955
Total assets					$4,045,001
Goodwill	$38,369	$12,082	$2,809		$53,260
Investments in non-controlled entities	$—	$24,936	$10,658		$35,594

	Year Ended December 31, 2012
	Refined Products	Crude Oil	Marine Storage	Intersegment Eliminations	Total
	(in thousands)
Transportation and terminals revenues	$723,835	$92,288	$154,621	$—	$970,744
Product sales revenues	790,116	—	9,266	—	799,382
Affiliate management fee revenue	—	1,734	214	—	1,948
Total revenues	1,513,951	94,022	164,101	—	1,772,074
Operating expenses	267,694	5,229	58,486	(2,955)	328,454
Product purchases	653,429	—	3,679	—	657,108
Equity earnings	—	(2,574)	(387)	—	(2,961)
Operating margin	592,828	91,367	102,323	2,955	789,473
Depreciation and amortization expense	86,218	12,228	26,611	2,955	128,012
G&A expenses	87,309	5,420	16,674	—	109,403
Operating profit	$419,301	$73,719	$59,038	$—	$552,058
Additions to long-lived assets	$127,744	$166,960	$56,485		$351,189

	As of December 31, 2012
Segment assets	$2,530,770	$875,005	$656,855		$4,062,630
Corporate assets					357,437
Total assets					$4,420,067
Goodwill	$38,369	$12,082	$2,809		$53,260
Investments in non-controlled entities	$—	$91,629	$15,727		$107,356

Quarterly Financial Data (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data

2011	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$442,897	$383,327	$435,510	$486,933
Total costs and expenses	$327,544	$256,104	$299,712	$349,173
Operating margin	$170,673	$184,611	$188,457	$199,004
Net income	$90,065	$102,999	$110,240	$110,262
Net income allocated to limited partners' interest	$90,128	$102,999	$110,240	$110,262
Basic and diluted net income per limited partner unit	$0.40	$0.46	$0.49	$0.49

2012
Revenues	$493,483	$449,527	$325,869	$503,195
Total costs and expenses	$372,318	$283,724	$248,334	$318,601
Operating margin	$178,067	$224,181	$138,527	$248,698
Net income	$93,524	$137,821	$50,522	$153,803
Basic and diluted net income per limited partner unit	$0.41	$0.61	$0.22	$0.68

Fair Value Disclosures (Tables)	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Carrying Amounts And Fair Values Of Our Financial Instruments

	December 31, 2011		December 31, 2012
Assets (Liabilities)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Cash and cash equivalents	$209,620	$209,620	$328,278	$328,278
Energy commodity derivatives deposits (current assets)	$26,917	$26,917	$18,304	$18,304
Energy commodity derivatives contracts (current assets)	$4,914	$4,914	$—	$—
Energy commodity derivatives contracts (current liabilities)	$—	$—	$(7,338)	$(7,338)
Energy commodity derivatives contracts (noncurrent liabilities)	$(6,457)	$(6,457)	$—	$—
Long-term receivables	$2,534	$2,510	$5,135	$5,108
Debt	$(2,151,775)	$(2,389,700)	$(2,393,408)	$(2,721,985)

Recurring Fair Value Measurements Of Our Commodity Contracts And Interest Rate Swaps

		Fair Value Measurements as of December 31, 2011 using:
Assets (Liabilities)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash equivalents	$172,164	$172,164	$—	$—
Energy commodity derivatives contracts (current assets)	$4,914	$4,914	$—	$—
Energy commodity derivatives contracts (noncurrent liabilities)	$(6,457)	$(6,457)	$—	$—
Long-term receivables	$2,510	$—	$—	$2,510
Debt	$(2,389,700)	$(2,389,700)	$—	$—

		Fair Value Measurements as of December 31, 2012 using:
Assets (Liabilities)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash equivalents	$319,716	$319,716	$—	$—
Energy commodity derivatives contracts (current liabilities)	$(7,338)	$(7,338)	$—	$—
Long-term receivables	$5,108	$—	$—	$5,108
Debt	$(2,721,985)	$(2,721,985)	$—	$—

Distributions (Tables)	12 Months Ended
Dec. 31, 2012
Distributions Made to Members or Limited Partners [Abstract]
Schedule of Distributions Made to Members or Limited Partners, by Distribution [Table Text Block]

Payment Date	Per Unit Cash Distribution Amount	Total Cash Distribution
2/12/2010	$0.35500	$75,779
5/14/2010	0.36000	76,847
8/13/2010	0.36625	82,393
11/12/2010	0.37250	83,798
Total	$1.45375	$318,817

2/14/2011	$0.37875	$85,398
5/13/2011	0.38500	86,807
8/12/2011	0.39250	88,498
11/14/2011	0.40000	90,189
Total	$1.55625	$350,892

2/14/2012	$0.40750	$92,177
5/15/2012	0.42000	95,004
8/14/2012	0.47125	106,597
11/14/2012	0.48500	109,707
Total	$1.78375	$403,485

Owners' Equity (Tables)	12 Months Ended
Dec. 31, 2012
Stockholders' Equity Note [Abstract]
Changes In Outstanding Limited Partner Units

Limited partner units outstanding on January 1, 2010	213,175,644
01/10—Settlement of 2007 award grants	280,634
01/10—Other(a)	6,420
07/10—Issuance of limited partner units	11,500,000
Limited partner units outstanding on December 31, 2010	224,962,698
01/11—Settlement of 2008 award grants	505,492
01/11—Other(a)	4,952
Limited partner units outstanding on December 31, 2011	225,473,142
01/12—Settlement of 2009 award grants	722,766
01/12—Other(a)	4,964
Limited partner units outstanding on December 31, 2012	226,200,872

(a)	Limited partner units issued to settle the equity-based retainer paid to independent directors of our general partner.

Organization And Description Of Business (Narrative) (Details)	1 Months Ended
	Aug. 31, 2012	Dec. 31, 2012 Osage Pipeline Co [Member]	Dec. 31, 2012 BridgeTex [Member]	Dec. 31, 2012 Double Eagle Pipeline Llc [Member] mi	Dec. 31, 2012 Texas Frontera Llc [Member]	Dec. 31, 2012 Refined Products [Member] mi state Terminal	Dec. 31, 2012 Crude Oil Pipeline and Terminals [Member] bbl mi	Dec. 31, 2012 Crude Oil Pipeline and Terminals [Member] Osage Pipeline Co [Member] mi	Dec. 31, 2012 Crude Oil Pipeline and Terminals [Member] BridgeTex [Member] mi	Dec. 31, 2012 Crude Oil Pipeline and Terminals [Member] Double Eagle Pipeline Llc [Member] mi	Dec. 31, 2012 Marine Storage [Member] bbl storage_facility state	Dec. 31, 2012 Marine Storage [Member] Texas Frontera Llc [Member] bbl
Organization and Description of Business [Line Items]
Length Of Pipeline						8,800
Number of Terminals Providing Distribution and Storage, Petroleum Pipeline System						49
Number of States in which Entities Petroleum Pipeline Covers						14
Number of Inland Terminals						27
Length of Ammonia Pipeline System						1,100
Length of Longhorn Crude Oil Pipeline							450
East Houston Barrels of Crude Storage							2,000,000
Corpus Christi Barrels of Condensate Storage							1,000,000
Total Cushing Crude Oil Storage Capacity							10,000,000
Equity Method Investment, Ownership Percentage		50.00%	50.00%	50.00%	50.00%			50.00%	50.00%	50.00%		50.00%
Length of Osage Pipeline								135
Construction Of Pipeline, Length				140					450	140
Length Of Petroleum Products Pipeline Connection										50
Number of States in which EntitiesPetroleum Terminals Covers											4
Number of Storage Facilities											5
Marine Storage Usable Capacity											25,000,000	800,000
Stockholders' Equity Note, Stock Split, Conversion Ratio1	2

Summary Of Significant Accounting Policies (Narrative) (Details) (USD $)	12 Months Ended												12 Months Ended
	Dec. 31, 2012 number_of_equity_investment	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Crude Oil Pipeline and Terminals [Member]	Dec. 31, 2011 Crude Oil Pipeline and Terminals [Member]	Dec. 31, 2010 Crude Oil Pipeline and Terminals [Member]	Dec. 31, 2012 Refined Products [Member]	Dec. 31, 2011 Refined Products [Member]	Dec. 31, 2010 Refined Products [Member]	Dec. 31, 2012 Marine Storage [Member]	Dec. 31, 2011 Marine Storage [Member]	Dec. 31, 2010 Marine Storage [Member]	Dec. 31, 2012 Transportation And Terminals [Member]	Dec. 31, 2011 Transportation And Terminals [Member]	Dec. 31, 2010 Transportation And Terminals [Member]	Dec. 31, 2012 2013 [Member]	Dec. 31, 2012 2014 [Member]	Dec. 31, 2012 2015 [Member]	Dec. 31, 2012 2016 [Member]	Dec. 31, 2012 2017 [Member]	Dec. 31, 2012 Thereafter [Member]	Dec. 31, 2012 Tank Bottom Inventory [Member] bbl	Dec. 31, 2011 Tank Bottom Inventory [Member]	Dec. 31, 2012 Minimum [Member]	Dec. 31, 2012 Maximum [Member]	Dec. 31, 2012 Performance-Based Awards [Member]	Dec. 31, 2012 Retention Awards [Member] Maximum [Member]	Sep. 30, 2010 Texas And Oklahoma Crude Oil Storage Facilities [Member]	Sep. 30, 2010 Texas And Oklahoma Crude Oil Storage Facilities [Member] Crude Oil Pipeline and Terminals [Member]	Sep. 30, 2010 Texas And Oklahoma Crude Oil Storage Facilities [Member] Refined Products [Member]
Summary of Significant Accounting Policies [Line Items]
Number of equity method ownership interests of 50% or less	4
Inventory Adjustments	$ 2,000,000
Anticipated tank liner replacements	3,900,000
Equity Method Investment, Description of Principal Activities	We account for investments greater than 20% in affiliates that we do not control using the equity method of accounting.
Equity investments, unamortized excess net investment	15,800,000	16,500,000
Equity investment impairments	0	0	0
Goodwill	53,260,000	53,260,000	53,260,000	12,082,000	12,082,000	12,082,000	38,369,000	38,369,000	38,369,000	2,809,000	2,809,000	2,809,000																38,500,000	6,100,000	32,400,000
Goodwill, Impaired, Method for Fair Value Determination, Time Horizon	20 years
Goodwill, Impaired, Method for Fair Value Determination, Operating Margin Growth	2.50%
Goodwill, Impaired, Method for Fair Value Determination, Maint Capital Growth	2.50%
Goodwill, Impaired, Method for Fair Value Determination	11
Intangible asset estimated useful life	6 years																							4 years	25 years
Impairments for intangible assets	0	0	0
Other intangible assets, amortization	1,900,000	2,800,000	2,000,000										583,000	583,000	583,000
Tank bottom inventory, barrels																						700,000
Tank bottom inventory	58,493,000	59,473,000
Fair value hedges against price changes in tank bottom inventory, barrels																						700,000
Unrealized Gain (Loss) on Commodity Contracts																						5,500,000	6,400,000
Long-live assets held for sale	0	0
Interest capitalization threshold for construction in process	500,000
Paid-time off liabilities	12,800,000	11,900,000
Distribution rights per unit	$ 1.42
Equity-based compensation, award payout percentage, minimum	0.00%
Equity-based compensation, award payout percentage, maximum	200.00%
Equity-based compensation, award payout, potential fluctuation in the payout amount of limited partner units awarded	20.00%
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period																										3 years	4 years
Expected payments on discounted environmental liabilities																$ 100,000	$ 100,000	$ 100,000	$ 1,100,000	$ 100,000	$ 900,000

Summary Of Significant Accounting Policies (Reconciliation Of Environmental Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Environmental Expense and Liabilities [Abstract]
Accrual for Environmental Loss Contingencies, Gross	$ 48,719	$ 55,012
Accrual for Environmental Loss Contingencies, Discount	(456)	(5,377)
Accrual for Environmental Loss Contingencies, Net	$ 48,263	$ 49,635

Summary Of Significant Accounting Policies (Amounts Included In Accumulated Other Comprehensive Loss) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Accumulated Other Comprehensive Income (Loss), Net of Tax [Roll Forward]
Balance	$ (47,201)	[1]	$ (11,096)	[1]	$ (8,001)	[1]
Net gain on interest rate cash flow hedges	10,977	[1]	0		0
Net gain (loss) on commodity cash flow hedges	2,912	[1]	7,739	[1]	(4,283)	[1]
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)	[1]	(164)	[1]	(164)	[1]
Reclassification of net loss on commodity cash flow hedges to product sales revenues	(2,760)	[1]	(7,739)	[1]	5,438	[1]
Reclassification of loss on discontinuance of commodity cash flow hedge to product sales revenues	0		0		591	[1]
Settlement cost and amortization of prior service credit and actuarial loss	2,962	[1]	1,117	[1]	106	[1]
Adjustment to recognize the funded status of postretirement plans	(1,784)	[1]	(37,058)	[1]	(4,783)	[1]
Balance	(35,058)	[1]	(47,201)	[1]	(11,096)	[1]
Derivative Gains (Losses) [Member]
Accumulated Other Comprehensive Income (Loss), Net of Tax [Roll Forward]
Balance	3,161		3,325		1,743
Net gain on interest rate cash flow hedges	10,977
Net gain (loss) on commodity cash flow hedges	2,912		7,739		(4,283)
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)		(164)		(164)
Reclassification of net loss on commodity cash flow hedges to product sales revenues	(2,760)		(7,739)		5,438
Reclassification of loss on discontinuance of commodity cash flow hedge to product sales revenues					591
Settlement cost and amortization of prior service credit and actuarial loss	0		0		0
Adjustment to recognize the funded status of postretirement plans	0		0		0
Balance	14,126		3,161		3,325
Pension And Postretirement Liabilities [Member]
Accumulated Other Comprehensive Income (Loss), Net of Tax [Roll Forward]
Balance	(50,362)		(14,421)		(9,744)
Net gain on interest rate cash flow hedges	0
Net gain (loss) on commodity cash flow hedges	0		0		0
Reclassification of net gain on interest rate cash flow hedges to interest expense	0		0		0
Reclassification of net loss on commodity cash flow hedges to product sales revenues	0		0		0
Reclassification of loss on discontinuance of commodity cash flow hedge to product sales revenues					0
Settlement cost and amortization of prior service credit and actuarial loss	2,962		1,117		106
Adjustment to recognize the funded status of postretirement plans	(1,784)		(37,058)		(4,783)
Balance	$ (49,184)		$ (50,362)		$ (14,421)

[1]	Includes amounts allocated to the non-controlling owners' interest.

Consolidated Statements Of Cash Flows (Consolidated Statements Of Cash Flows) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Supplemental Cash Flow Information [Abstract]
Restricted cash	$ 0	$ 14,379	$ (14,379)
Trade accounts receivable and other accounts receivable	(10,867)	5,791	(17,173)
Inventory	36,972	(42,452)	(23,407)
Energy commodity derivatives contracts, net of derivatives deposits	16,097	(19,782)	3,694
Reimbursable costs	1,028	7,979	(590)
Accounts payable	(11,175)	20,226	7,794
Accrued payroll and benefits	2,250	(2,209)	2,093
Accrued interest payable	1,512	4,069	2,922
Accrued taxes other than income	5,519	617	5,378
Accrued product purchases	12,249	12,476	10,527
Current and noncurrent environmental liabilities	(1,372)	16,861	(2,038)
Other current and noncurrent assets and liabilities	(9,514)	(3,469)	8,998
Changes in components of operating assets and liabilities	$ 42,699	$ 14,486	$ (16,181)

Consolidated Statements Of Cash Flows (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Supplemental Cash Flow Information [Abstract]
Increase (decrease) in long-term pension and benefits liability	$ 1.8	$ 37.1	$ 4.8

Acquisitions (Narrative) (Details) (USD $)	12 Months Ended			1 Months Ended		12 Months Ended			1 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Oct. 31, 2010 Texas And Oklahoma Crude Oil Storage Facilities [Member]	Sep. 30, 2010 Texas And Oklahoma Crude Oil Storage Facilities [Member] bbl mi	Dec. 31, 2011 2011 Acquisitions [Member]	Apr. 30, 2011 2011 Acquisitions [Member] mi	Jan. 31, 2011 2011 Acquisitions [Member] Southlake Texas Terminal [Member]	Apr. 30, 2010 2010 Acquisitions [Member]	Feb. 28, 2011 Non-Controlling Owners' Interest [Member] Magellan Crude Oil LLC [Member]	Dec. 31, 2012 Crude Oil Pipeline and Terminals [Member]	Dec. 31, 2011 Crude Oil Pipeline and Terminals [Member]	Dec. 31, 2010 Crude Oil Pipeline and Terminals [Member]	Sep. 30, 2010 Crude Oil Pipeline and Terminals [Member] Texas And Oklahoma Crude Oil Storage Facilities [Member]	Dec. 31, 2012 Refined Products [Member]	Dec. 31, 2011 Refined Products [Member]	Dec. 31, 2010 Refined Products [Member]	Sep. 30, 2010 Refined Products [Member] Texas And Oklahoma Crude Oil Storage Facilities [Member]
Business Acquisition [Line Items]
Acquisition Percentage								50.00%
Construction Of Pipeline, Length					100		38
Payments for Capital Improvements	$ 0	$ 17,807,000	$ 29,300,000			$ 17,800,000			$ 29,300,000
Acquisitions of businesses	0	0	291,292,000		291,300,000
Acquisition, market value										40,500,000
Barrels of crude oil acquired					7,800,000
Goodwill	53,260,000	53,260,000	53,260,000		38,500,000						12,082,000	12,082,000	12,082,000	6,100,000	38,369,000	38,369,000	38,369,000	32,400,000
Tank bottom inventory acquired, value				53,000,000
Acquisition-related expenses, reclassified			$ 600,000

Acquisitions (Purchase Price Of The Fair Value Of The Assets Acquired And Liabilities Assumed) (Details) (Texas And Oklahoma Crude Oil Storage Facilities [Member], USD $)
In Thousands, unless otherwise specified	Sep. 30, 2010
Texas And Oklahoma Crude Oil Storage Facilities [Member]
Business Acquisition [Line Items]
Purchase price	$ 291,292
Fair value of assets acquired (liabilities assumed):
Property, plant and equipment	249,381
Other current assets	2,877
Goodwill	38,496
Other intangibles	3,898
Environmental liabilities	(375)
Other current liabilities	(2,985)
Total	$ 291,292

Acquisitions (Proforma Consolidated Income Statement Information) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Business Combinations [Abstract]
Revenues	$ 503,195	$ 325,869	$ 449,527	$ 493,483	$ 486,933	$ 435,510	$ 383,327	$ 442,897	$ 1,772,074	$ 1,748,667	$ 1,557,447
Pro Forma Adjustments Revenues											36,483
Pro Forma Revenues											1,593,930
Net income	153,803	50,522	137,821	93,524	110,262	110,240	102,999	90,065	435,670	413,566	311,580
Pro Forma Adjustments Net income											15,101
Pro Forma Net income											$ 326,681

Inventory (Inventory) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Inventory Disclosure [Abstract]
Refined petroleum products	$ 88,630	$ 127,999
Liquefied petroleum gases	45,657	55,490
Transmix	63,026	60,251
Crude oil	17,443	8,065
Additives	7,132	7,055
Total inventory	$ 221,888	$ 258,860

Product Sales Revenues (Disclosure Of Product Sales Revenues) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Product Sales Revenue [Line Items]
Physical sale of petroleum products	$ 833,581		$ 870,007		$ 784,839
Total NYMEX contract adjustments	(34,199)		(15,479)		(21,749)
Total product sales revenues	799,382		854,528		763,090
Petroleum Products Blending And Fractionation Activities [Member]
Product Sales Revenue [Line Items]
Total NYMEX contract adjustments	(30,270)	[1]	(4,330)	[1]	(10,751)	[1]
Houston-To-El Paso Pipeline Section Line Fill And Working Inventory [Member]
Product Sales Revenue [Line Items]
Total NYMEX contract adjustments	(3,940)	[1]	(11,149)	[1]	(11,212)	[1]
Other Product Sale Revenue [Member]
Product Sales Revenue [Line Items]
Total NYMEX contract adjustments	$ 11		$ 0		$ 214

[1]	The associated petroleum products for these activities are, to the extent still owned as of the statement date, or were, to the extent no longer owned as of the statement date, classified as inventory in current assets on our consolidated balance sheets.

Property, Plant And Equipment (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment [Line Items]
Depreciation expense	$ 126,700,000	$ 118,900,000	$ 107,300,000
Interest Capitalized [Member]
Property, Plant and Equipment [Line Items]
Other property, plant and equipment	$ 24,300,000	$ 25,000,000

Property, Plant And Equipment (Property, Plant And Equipment) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Carrier Property [Member]	Dec. 31, 2011 Carrier Property [Member]	Dec. 31, 2012 Storage Tanks [Member]	Dec. 31, 2011 Storage Tanks [Member]	Dec. 31, 2012 Pipeline And Station Equipment [Member]	Dec. 31, 2011 Pipeline And Station Equipment [Member]	Dec. 31, 2012 Processing Equipment [Member]	Dec. 31, 2011 Processing Equipment [Member]	Dec. 31, 2012 Other [Member]	Dec. 31, 2011 Other [Member]	Dec. 31, 2012 Minimum [Member] Carrier Property [Member]	Dec. 31, 2012 Minimum [Member] Buildings [Member]	Dec. 31, 2012 Minimum [Member] Storage Tanks [Member]	Dec. 31, 2012 Minimum [Member] Pipeline And Station Equipment [Member]	Dec. 31, 2012 Minimum [Member] Processing Equipment [Member]	Dec. 31, 2012 Minimum [Member] Other [Member]	Dec. 31, 2012 Maximum [Member] Carrier Property [Member]	Dec. 31, 2012 Maximum [Member] Buildings [Member]	Dec. 31, 2012 Maximum [Member] Storage Tanks [Member]	Dec. 31, 2012 Maximum [Member] Pipeline And Station Equipment [Member]	Dec. 31, 2012 Maximum [Member] Processing Equipment [Member]	Dec. 31, 2012 Maximum [Member] Other [Member]
Property, Plant and Equipment [Line Items]
Construction work-in-progress	$ 247,571	$ 100,441
Land and rights-of-way	83,014	74,509
Buildings	37,672	36,152
Equipment					975,277	958,112	479,531	296,329	645,140	602,113
Other property, plant and equipment			1,835,265	1,915,688							105,080	97,140
Total	$ 4,408,550	$ 4,080,484
Estimated depreciable life, years													6 years	20 years	10 years	3 years	3 years	1 year	59 years	45 years	40 years	59 years	56 years	48 years

Major Customers And Concentration Of Risks (Details)	12 Months Ended
	Dec. 31, 2012 Employee	Dec. 31, 2011	Dec. 31, 2010
Concentration Risk [Line Items]
Entity-Wide Revenue, Major Customer, Percentage	10.00%
Major customer classification benchmark	The percentage of revenue derived by customers that accounted for 10% or more of consolidated total revenues
Major customers, accounts receivable payment period, days		3 days
Major customers percentage of consolidated total revenues	21.00%	29.00%	24.00%
Number of employees	1,339
Customer A [Member]
Concentration Risk [Line Items]
Major customers percentage of consolidated total revenues	14.00%	21.00%	11.00%
Customer B [Member]
Concentration Risk [Line Items]
Major customers percentage of consolidated total revenues	7.00%	8.00%	13.00%
Refined Products [Member]
Concentration Risk [Line Items]
Number of employees	768
Refined Products [Member] | United Steel Workers Union [Member]
Concentration Risk [Line Items]
Percentage of employees represented by a union	29.00%
Crude Oil Pipeline and Terminals [Member]
Concentration Risk [Line Items]
Number of employees	26
Crude Oil Pipeline and Terminals [Member] | United Steel Workers Union [Member]
Concentration Risk [Line Items]
Percentage of employees represented by a union	0.00%
Marine Storage [Member]
Concentration Risk [Line Items]
Number of employees	175
Marine Storage [Member] | International Union Of Operating Engineers [Member]
Concentration Risk [Line Items]
Percentage of employees represented by a union	16.00%

Employee Benefit Plans (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Number of Union Pension Plans		2
Defined contribution plan, expenses		$ 6,500,000	$ 6,200,000	$ 5,900,000
Defined benefit plan, assumed rate of increase in health care cost trend rate for 2013		7.50%
Defined benefit plan, assumed rate of decrease in health care cost trend rate by 2100		4.70%
Employee Decrease in Health Care Cost Trend, Age		65 years
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial loss		15,975,000	30,561,000
Plan Amendment		0	0
Amortization of net actuarial loss	4,100,000	3,605,000	1,424,000	517,000
Amortization of prior service cost (credit)	300,000	307,000	307,000	307,000
Contributions estimated to be paid		16,000,000
Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial loss		4,751,000	3,950,000
Plan Amendment		(16,020,000)	0
Amortization of net actuarial loss	1,200,000	1,021,000	167,000	133,000
Amortization of prior service cost (credit)	(3,700,000)	(1,971,000)	(851,000)	(851,000)
Contributions estimated to be paid		$ 700,000
Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Investment allocation		70.00%
Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Investment allocation		30.00%

Employee Benefit Plans (Changes In Benefit Obligations And Plan Assets) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Change in plan assets:
Fair value of plan assets at end of year	$ 87,106	$ 70,052
Pension Benefits [Member]
Change in benefit obligation:
Benefit obligation at beginning of year	113,914	71,946
Service cost	12,222	9,628	6,720
Interest cost	4,862	4,343	3,341
Plan participants’ contributions	0	0
Actuarial loss	15,975	30,561
Benefits paid	(4,270)	(2,368)
Plan amendment	0	0
Settlement	0	(196)
Benefit obligation at end of year	142,703	113,914	71,946
Change in plan assets:
Beginning balance	70,052	61,418
Employer contributions	13,336	9,389
Plan participants’ contributions	0	0
Actual return on plan assets	7,988	1,809
Benefits paid	(4,270)	(2,368)
Settlement	0	(196)
Fair value of plan assets at end of year	87,106	70,052	61,418
Funded status at end of year	(55,597)	(43,862)
Accumulated benefit obligation	101,233	79,659
Other Postretirement Benefits [Member]
Change in benefit obligation:
Benefit obligation at beginning of year	23,786	18,910
Service cost	396	430	319
Interest cost	821	999	992
Plan participants’ contributions	221	185
Actuarial loss	4,751	3,950
Benefits paid	(760)	(688)
Plan amendment	16,020	0
Settlement	0	0
Benefit obligation at end of year	13,195	23,786	18,910
Change in plan assets:
Beginning balance	0	0
Employer contributions	539	503
Plan participants’ contributions	221	185
Actual return on plan assets	0	0
Benefits paid	(760)	(688)
Settlement	0	0
Fair value of plan assets at end of year	0	0	0
Funded status at end of year	$ (13,195)	$ (23,786)

Employee Benefit Plans (Amounts Recognized In Consolidated Balance Sheets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Amounts recognized in consolidated balance sheet:
Long-term pension and benefit cost	$ (68,134)	$ (67,080)
Pension Benefits [Member]
Amounts recognized in consolidated balance sheet:
Current accrued benefit cost	0	0
Long-term pension and benefit cost	(55,597)	(43,862)
Total pension and benefit costs recognized in consolidated balance sheet	(55,597)	(43,862)
Accumulated other comprehensive loss:
Net actuarial loss	51,899	42,451
Prior service cost (credit)	340	647
Total pension and benefit costs included in accumulated other comprehensive loss	52,239	43,098
Net amount recognized in consolidated balance sheet	(3,358)	(764)
Other Postretirement Benefits [Member]
Amounts recognized in consolidated balance sheet:
Current accrued benefit cost	(658)	(568)
Long-term pension and benefit cost	(12,537)	(23,218)
Total pension and benefit costs recognized in consolidated balance sheet	(13,195)	(23,786)
Accumulated other comprehensive loss:
Net actuarial loss	11,418	7,688
Prior service cost (credit)	(14,473)	(424)
Total pension and benefit costs included in accumulated other comprehensive loss	(3,055)	7,264
Net amount recognized in consolidated balance sheet	$ (16,250)	$ (16,522)

Employee Benefit Plans (Consolidated Net Periodic Benefit Costs) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension Benefits [Member]
Components of net periodic pension and postretirement benefit expense:
Service cost		$ 12,222	$ 9,628	$ 6,720
Interest cost		4,862	4,343	3,341
Expected return on plan assets		(5,066)	(4,357)	(3,552)
Amortization of prior service cost (credit)	300	307	307	307
Amortization of net actuarial loss	4,100	3,605	1,424	517
Settlement		0	70	0
Net periodic expense		15,930	11,415	7,333
Other Postretirement Benefits [Member]
Components of net periodic pension and postretirement benefit expense:
Service cost		396	430	319
Interest cost		821	999	992
Expected return on plan assets		0	0	0
Amortization of prior service cost (credit)	(3,700)	(1,971)	(851)	(851)
Amortization of net actuarial loss	1,200	1,021	167	133
Settlement		0	0	0
Net periodic expense		$ 267	$ 745	$ 593

Employee Benefit Plans (Other Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive Loss) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Other changes in plan assets and benefit obligations recognized in other comprehensive loss:
Other Comprehensive Income (Loss), Amortization, Pension and Other Postretirement Benefit Plans, Net Prior Service Cost Recognized in Net Periodic Benefit Cost, before Tax	$ (2,962)	[1]	$ (1,117)	[1]	$ (106)	[1]
Pension Benefits [Member]
Other changes in plan assets and benefit obligations recognized in other comprehensive loss:
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net Unamortized Gain (Loss) Arising During Period, Net of Tax	13,053		33,108
Plan amendment	0		0
Other Comprehensive Income (Loss), Reclassification, Pension and Other Postretirement Benefit Plans, Net Gain (Loss) Recognized in Net Periodic Benefit Cost, Net of Tax	(3,605)		(1,424)
Other Comprehensive Income (Loss), Amortization, Pension and Other Postretirement Benefit Plans, Net Prior Service Cost Recognized in Net Periodic Benefit Cost, before Tax	(307)		(307)
Total recognized in other comprehensive loss	9,141		31,307
Net periodic expense	15,930		11,415		7,333
Total recognized in net periodic benefit cost and other comprehensive loss	25,071		42,722
Other Postretirement Benefits [Member]
Other changes in plan assets and benefit obligations recognized in other comprehensive loss:
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net Unamortized Gain (Loss) Arising During Period, Net of Tax	4,751		3,950
Plan amendment	(16,020)		0
Other Comprehensive Income (Loss), Reclassification, Pension and Other Postretirement Benefit Plans, Net Gain (Loss) Recognized in Net Periodic Benefit Cost, Net of Tax	(1,021)		(167)
Other Comprehensive Income (Loss), Amortization, Pension and Other Postretirement Benefit Plans, Net Prior Service Cost Recognized in Net Periodic Benefit Cost, before Tax	1,971		851
Total recognized in other comprehensive loss	(10,319)		4,634
Net periodic expense	267		745		593
Total recognized in net periodic benefit cost and other comprehensive loss	(10,052)		5,379
Recognition of settlement loss [Member] | Pension Benefits [Member]
Other changes in plan assets and benefit obligations recognized in other comprehensive loss:
Total recognized in other comprehensive loss	0		(70)
Recognition of settlement loss [Member] | Other Postretirement Benefits [Member]
Other changes in plan assets and benefit obligations recognized in other comprehensive loss:
Total recognized in other comprehensive loss	$ 0		$ 0

[1]	Includes amounts allocated to the non-controlling owners' interest.

Employee Benefit Plans (Weighted-Average Rate Assumptions Used For Benefit Obligations) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Discount Rate - Salaried Plan [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Benefit obligations, weighted-average rate assumptions	4.00%	4.39%
Discount Rate - USW [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Benefit obligations, weighted-average rate assumptions	3.39%	4.00%
Discount Rate - IUOE Plan [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Benefit obligations, weighted-average rate assumptions	3.99%	4.37%
Discount Rate - Other Postretirement Benefits Plan [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Benefit obligations, weighted-average rate assumptions	3.58%	4.38%
Rate Of Compensation Increase - Salaried Plan [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Benefit obligations, weighted-average rate assumptions	5.00%	5.00%
Rate Of Compensation Increase - USW Plan [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Benefit obligations, weighted-average rate assumptions	3.50%	4.50%
Rate Of Compensation Increase - IUOE Plan [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Benefit obligations, weighted-average rate assumptions	5.00%	5.00%

Employee Benefit Plans (Weighted-Average Rate Assumptions Used For Net Pension And Other Postretirement Benefit Expense) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Discount Rate - Salaried Plan [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Net pension and other postretirement benefit expense, weighted-average rate assumptions	4.39%	5.54%	5.79%
Discount Rate - USW [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Net pension and other postretirement benefit expense, weighted-average rate assumptions	4.00%	5.07%	5.72%
Discount Rate - IUOE Plan [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Net pension and other postretirement benefit expense, weighted-average rate assumptions	4.37%	5.52%	5.67%
Discount Rate - Other Postretirement Benefits Plan [Member] | Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Net pension and other postretirement benefit expense, weighted-average rate assumptions	3.75%	5.56%	5.97%
Rate Of Compensation Increase - Salaried Plan [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Net pension and other postretirement benefit expense, weighted-average rate assumptions	5.00%	5.00%	5.00%
Rate Of Compensation Increase - USW Plan [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Net pension and other postretirement benefit expense, weighted-average rate assumptions	3.50%	4.50%	4.50%
Rate Of Compensation Increase - IUOE Plan [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Net pension and other postretirement benefit expense, weighted-average rate assumptions	5.00%	5.00%	5.00%
Expected Rate Of Return On Plan Assets - Salaried Plan [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Net pension and other postretirement benefit expense, weighted-average rate assumptions	6.80%	6.80%	6.80%
Expected Rate Of Return On Plan Assets - USW Plan [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Net pension and other postretirement benefit expense, weighted-average rate assumptions	6.80%	6.80%	6.80%
Expected Rate Of Return On Plan Assets - IUOE Plan [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Net pension and other postretirement benefit expense, weighted-average rate assumptions	6.80%	3.25%	3.25%

Employee Benefit Plans (Changes In Assumed Health Care Cost Trend Rates) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Change in total service and interest cost components, 1% increase	$ 138
Change in total service and interest cost components, 1% decrease	110
Change in postretirement benefit obligation, 1% increase	2,441
Change in postretirement benefit obligation, 1% decrease	$ 1,942

Employee Benefit Plans (Fair Value Of Pension Plan Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	$ 87,106		$ 70,052
Quoted Prices In Active Markets For Identical Assets (Level 1) [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	86,748		69,652
Significant Unobservable Inputs (Level 3) [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	358		400
Small-Cap Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	1,726	[1]	1,342	[1]
Small-Cap Fund [Member] | Quoted Prices In Active Markets For Identical Assets (Level 1) [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	1,726	[1]	1,342	[1]
Mid-Cap Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	1,708	[1]	1,343	[1]
Mid-Cap Fund [Member] | Quoted Prices In Active Markets For Identical Assets (Level 1) [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	1,708	[1]	1,343	[1]
Large-Cap Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	12,810	[1]	10,477	[1]
Large-Cap Fund [Member] | Quoted Prices In Active Markets For Identical Assets (Level 1) [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	12,810	[1]	10,477	[1]
International Equity Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	8,019	[1]	5,642	[1]
International Equity Fund [Member] | Quoted Prices In Active Markets For Identical Assets (Level 1) [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	8,019	[1]	5,642	[1]
Short-Term Bond Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	2,824	[1]	2,751	[1]
Short-Term Bond Fund [Member] | Quoted Prices In Active Markets For Identical Assets (Level 1) [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	2,824	[1]	2,751	[1]
Intermediate-Term Bond Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	16,677	[1]	10,168	[1]
Intermediate-Term Bond Funds [Member] | Quoted Prices In Active Markets For Identical Assets (Level 1) [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	16,677	[1]	10,168	[1]
Long-Term Investment Grade Bond Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	40,370	[1]	31,474	[1]
Long-Term Investment Grade Bond Fund [Member] | Quoted Prices In Active Markets For Identical Assets (Level 1) [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	40,370	[1]	31,474	[1]
Short-Term Investment Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	2,614		6,455
Short-Term Investment Fund [Member] | Quoted Prices In Active Markets For Identical Assets (Level 1) [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	2,614		6,455
Group Annuity Contract [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	358		400
Group Annuity Contract [Member] | Quoted Prices In Active Markets For Identical Assets (Level 1) [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets			0
Group Annuity Contract [Member] | Significant Unobservable Inputs (Level 3) [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	$ 358		$ 400		$ 432

[1]	We hold equity and fixed income securities through investments in mutual funds, which are dedicated to each category as indicated.

Employee Benefit Plans (Fair Value Of Annuity Contract With Unobservable Inputs) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Purchases, issuances, sales and settlements:
Fair value of plan assets at end of year	$ 87,106	$ 70,052
Significant Unobservable Inputs (Level 3) [Member]
Purchases, issuances, sales and settlements:
Fair value of plan assets at end of year	358	400
Group Annuity Contract [Member]
Purchases, issuances, sales and settlements:
Fair value of plan assets at end of year	358	400
Group Annuity Contract [Member] | Significant Unobservable Inputs (Level 3) [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Beginning balance	400	432
Actual return on plan assets:
Relating to assets still held at the reporting date	16	31
Purchases, issuances, sales and settlements:
Settlements	(58)	(63)
Fair value of plan assets at end of year	$ 358	$ 400

Employee Benefit Plans (Investment Strategies) (Details)	12 Months Ended
Dec. 31, 2012
Small-Cap Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Asset Category	Small-cap fund
Fund's Investment Strategy	Seeks to track performance of the Morgan Stanley Country Index (“MSCI”) US Small Cap 1750 Index
Mid-Cap Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Asset Category	Mid-cap fund
Fund's Investment Strategy	Seeks to track performance of the MSCI US Mid Cap 450 Index
Large-Cap Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Asset Category	Large-cap fund
Fund's Investment Strategy	Seeks to track performance of the Standard & Poor’s 500 Index
International Equity Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Asset Category	International equity fund
Fund's Investment Strategy	Seeks long-term growth of capital by investing 80% of assets in international equities
Short-Term Bond Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Asset Category	Short-term bond fund
Fund's Investment Strategy	Seeks current income with limited price volatility through investment in primarily high quality corporate bonds
Intermediate-Term Bond Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Asset Category	Intermediate-term bond funds
Fund's Investment Strategy	Seeks to track performance of bond indexes representing fixed income securities having maturities greater than one year
Long-Term Investment Grade Bond Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Asset Category	Long-term investment grade bond fund
Fund's Investment Strategy	Seeks high and sustainable current income through investment in long-term high grade bonds
Short-Term Investment Fund [Member]
Defined Benefit Plan Disclosure [Line Items]
Asset Category	Short-term investment fund
Fund's Investment Strategy	Invests primarily in high quality commercial paper and government securities
Group Annuity Contract [Member]
Defined Benefit Plan Disclosure [Line Items]
Asset Category	Group annuity contract
Fund's Investment Strategy	Guarantees a specified return based on a specified index

Employee Benefit Plans (Target Allocation And Actual Weighted-Average Asset Allocation Of Plan Assets) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Defined benefit plan asset allocation [Line Items]
Cash contributions	$ 13.3		$ 9.4
Equity securities, actual weighted-average asset allocation excluding uninvested cash contributions	29.00%		30.00%
Debt securities, actual weighted-average asset allocation excluding uninvested cash contributions	71.00%		70.00%
Equity Securities [Member]
Defined benefit plan asset allocation [Line Items]
Actual plan asset allocation	28.00%	[1]	27.00%	[1]
Target plan asset allocation	30.00%		30.00%
Debt Securities [Member]
Defined benefit plan asset allocation [Line Items]
Actual plan asset allocation	69.00%	[1]	64.00%	[1]
Target plan asset allocation	67.00%		67.00%
Equity Securities, Other [Member]
Defined benefit plan asset allocation [Line Items]
Actual plan asset allocation	3.00%	[1]	9.00%	[1]
Target plan asset allocation	3.00%		3.00%

[1]	Cash contributions of $9.4 million and $13.3 million were made to the pension plans during 2011 and 2012, respectively. Amounts contributed in 2011 and 2012 in excess of benefit payments made were to be invested in debt and equity securities over a twelve-month period, with the amounts that remained uninvested as of December 31, 2011 and 2012 scheduled for investment in accordance with the target. Excluding these uninvested cash amounts, the actual allocation percentages at December 31, 2011 would have been 30% equity securities and 70% debt securities and at December 31, 2012, would have been 29% equity securities and 71% debt securities. In 2013, we will invest these uninvested cash amounts to bring the total asset allocation in line with the target allocation.

Employee Benefit Plans (Expected Benefit Payments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
2013	$ 4,590
2014	5,446
2015	5,053
2016	5,923
2017	8,662
2018 through 2022	50,959
Other Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
2013	659
2014	663
2015	710
2016	673
2017	726
2018 through 2022	$ 4,369

Related Party Transactions (Narrative) (Details) (USD $)	12 Months Ended												9 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Osage Pipeline Co [Member]	Dec. 31, 2011 Osage Pipeline Co [Member]	Dec. 31, 2010 Osage Pipeline Co [Member]	Dec. 31, 2012 Texas Frontera Llc [Member] bbl	Dec. 31, 2012 Double Eagle Pipeline Llc [Member] mi	Dec. 31, 2012 BridgeTex [Member]	Dec. 31, 2012 Targa Resource Partners L P [Member]	Dec. 31, 2011 Targa Resource Partners L P [Member]	Dec. 31, 2010 Targa Resource Partners L P [Member]	Sep. 30, 2011 Consultant [Member]	Dec. 31, 2012 Consultant [Member]	Dec. 31, 2011 Consultant [Member]
Related Party Transaction [Line Items]
Equity ownership percentage				50.00%			50.00%	50.00%	50.00%
Affiliate management fee revenue	$ 1,948,000	$ 770,000	$ 758,000	$ 800,000	$ 800,000	$ 800,000	$ 200,000		$ 900,000
Construction Of Refined Product Storage							800,000
Construction Funding Request							4,200,000	39,100,000	31,800,000
Construction Funding Request, Applied Against Capital Spending							1,700,000
Construction Of Pipeline, Length								140
Purchases from subsidiaries										27,400,000	11,700,000	1,800,000
Accounts Payable, Related Parties										100,000	0
Related Party Transaction, Expenses from Transactions with Related Party													300,000
Allocated Share-based Compensation Expense	$ 21,036,000	$ 17,710,000	$ 18,899,000											$ 500,000	$ 2,100,000

Debt (Narrative) (Details) (USD $)	12 Months Ended			1 Months Ended			12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Nov. 30, 2012 Senior Notes [Member] 4.20% Notes Due 2042 [Member]	Dec. 31, 2012 Senior Notes [Member] 4.20% Notes Due 2042 [Member]	Nov. 02, 2012 Senior Notes [Member] 4.20% Notes Due 2042 [Member]	Dec. 31, 2012 Revolving Credit Facility [Member]	Dec. 31, 2012 Revolving Credit Facility [Member] Maximum [Member]	Dec. 31, 2012 Revolving Credit Facility [Member] Minimum [Member]
Debt Instrument [Line Items]
Debt Instrument, Face Amount	$ 2,400,000,000	$ 2,100,000,000			$ 250,000,000	$ 250,000,000
Debt Instrument, Interest Rate, Stated Percentage					4.20%
Long-term Debt, Maturities, Repayments of Principal in Next Twelve Months	0
Long-term Debt, Maturities, Repayments of Principal in Year Two	250,000,000
Long-term Debt, Maturities, Repayments of Principal in Year Three	0
Long-term Debt, Maturities, Repayments of Principal in Year Four	250,000,000
Long-term Debt, Maturities, Repayments of Principal in Year Five	0
Long-term Debt, Maturities, Repayments of Principal after Year Five	1,900,000,000
Notes At Price				99.30%
After Underwriting Discounts				245,800,000
Line of Credit Facility, Expiration Date							Oct 1, 2016
Line of Credit Facility, Maximum Borrowing Capacity							800,000,000
Debt Instrument, Basis Spread on Variable Rate								1.75%	0.88%
Line of Credit Facility, Unused Capacity, Commitment Fee Percentage							0.20%	0.30%	0.13%
Letters of Credit Outstanding, Amount							5,600,000
Debt Instrument, Covenant Description							no greater than 5.0 to 1.0
Cash Payments for Interest	$ 123,300,000	$ 111,700,000	$ 101,300,000

Debt (Consolidated Debt) (Details) (USD $)	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2012 Revolving Credit Facility [Member]		Dec. 31, 2011 Revolving Credit Facility [Member]	Dec. 31, 2012 6.45% Notes Due 2014 [Member] Senior Notes [Member]		Dec. 31, 2011 6.45% Notes Due 2014 [Member] Senior Notes [Member]	Dec. 31, 2012 5.65% Notes Due 2016 [Member] Senior Notes [Member]		Dec. 31, 2011 5.65% Notes Due 2016 [Member] Senior Notes [Member]	Dec. 31, 2012 6.40% Notes Due 2018 [Member] Senior Notes [Member]		Dec. 31, 2011 6.40% Notes Due 2018 [Member] Senior Notes [Member]	Dec. 31, 2012 6.55% Notes Due 2019 [Member] Senior Notes [Member]		Dec. 31, 2011 6.55% Notes Due 2019 [Member] Senior Notes [Member]	Dec. 31, 2012 4.25% Notes Due 2021 [Member] Senior Notes [Member]		Dec. 31, 2011 4.25% Notes Due 2021 [Member] Senior Notes [Member]	Dec. 31, 2012 6.40% Notes Due 2037 [Member] Senior Notes [Member]		Dec. 31, 2011 6.40% Notes Due 2037 [Member] Senior Notes [Member]	Dec. 31, 2012 4.20% Notes Due 2042 [Member] Senior Notes [Member]		Nov. 02, 2012 4.20% Notes Due 2042 [Member] Senior Notes [Member]	Dec. 31, 2011 4.20% Notes Due 2042 [Member] Senior Notes [Member]
Debt Instrument [Line Items]
Long-term Debt	$ 2,393,408,000		$ 2,151,775,000	$ 0		$ 0	$ 249,905,000		$ 249,844,000	$ 251,609,000		$ 252,037,000	$ 261,411,000		$ 263,477,000	$ 575,065,000		$ 578,521,000	$ 558,088,000		$ 558,932,000	$ 248,981,000		$ 248,964,000	$ 248,349,000			$ 0
Long-term Debt, Weighted Average Interest Rate	5.30%	[1]		0.00%	[1]		6.30%	[1]		5.70%	[1]		5.30%	[1]		5.70%	[1]		4.00%	[1]		6.40%	[1]		4.20%	[1]
Debt Instrument, Face Amount	$ 2,400,000,000		$ 2,100,000,000				$ 250,000,000			$ 250,000,000			$ 250,000,000			$ 550,000,000			$ 550,000,000			$ 250,000,000			$ 250,000,000		$ 250,000,000
Debt Instrument, Interest Rate, Stated Percentage							6.45%			5.65%			6.40%			6.55%			4.25%			6.40%			4.20%
Debt Instrument, Consolidated Debt to EBITDA Ratio				5

[1]	Weighted-average interest rate includes the impact of interest rate swaps, the amortization/accretion of discounts and premiums and the amortization/accretion of gains and losses realized on historical cash flow and fair value hedges (see Note 12—Derivative Financial Instruments for detailed information regarding fair value hedges and interest rate swaps).

Derivative Financial Instruments (Narrative) (Details) (USD $)	12 Months Ended			12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Tank Bottom Inventory [Member] bbl	Dec. 31, 2012 Interest Expense [Member]	Dec. 31, 2012 Product Sales Revenues [Member]	Dec. 31, 2012 NYMEX Commodity Contracts [Member] bbl	Dec. 31, 2011 NYMEX Commodity Contracts [Member]	Dec. 31, 2012 NYMEX Commodity Contracts [Member] Tank Bottom Inventory [Member]	Dec. 31, 2011 NYMEX Commodity Contracts [Member] Tank Bottom Inventory [Member]	Dec. 31, 2012 NYMEX Commodity Contracts [Member] Other Current Assets [Member]	Dec. 31, 2012 Forward Starting Interest Rate Swap 4Q12 [Member]	Dec. 31, 2011 2011 Interest Rate Swap Agreements [Member]	Dec. 31, 2010 Year 2009 Interest Rate Swap [Member]	Dec. 31, 2010 June 2009 Interest Rate Swap [Member] Year 2009 Interest Rate Swap [Member]	Dec. 31, 2010 Aug 2009 Interest Rate Swap [Member] Year 2009 Interest Rate Swap [Member]
Derivative [Line Items]
Energy commodity derivatives contracts, net	$ 0	$ 4,914,000
Energy commodity derivatives deposits, net	18,304,000	26,917,000
Amount of gain reclassified from AOCL into income within twelve months				200,000	200,000
Debt Instrument, Face Amount	2,400,000,000	2,100,000,000									250,000,000	250,000,000	550,000,000
Fixed interest rate on fair value hedge											6.45%	6.40%	6.55%
Debt Instrument, Maturity Date											Jun 1, 2014	Jun 1, 2018	Jun 1, 2019
Amount of Gain (Loss) Recognized in AOCL on Derivative	13,889,000	7,739,000				2,912,000	7,739,000				11,000,000	5,900,000		9,600,000	6,600,000
Increase (Decrease) in Accrued Interest Receivable, Net												200,000		1,800,000	1,500,000
Derivative, Maturity Date											30 years
Amount of hedged derivative											250,000,000	100,000,000		150,000,000	100,000,000
Unrealized losses on fair value hedges						5,700,000	6,400,000
Unrealized gain (loss) on hedged item in fair value hedge offset amount								$ 5,500,000	$ 6,400,000	$ 200,000
Barrels of crude oil, designated as fair value hedges			700,000			700,000

Derivative Financial Instruments Derivative Financial Instruments (Schedule of Forward Purchase and Sales Contracts) (Details) (Forward Contracts [Member], USD $)
In Millions, unless otherwise specified	Dec. 31, 2012 bbl
Forward Contracts [Member]
Derivative [Line Items]
Purchase Commitment, Remaining Minimum Amount Committed	$ 20.3
Barrels Accounted for Forward Purchase Contract for Product Purchases	200,000
Supply Commitment, Remaining Minimum Amount Committed	$ 60
Barrels Accounted for Forward Sale Contract for Product Sales	500,000

Derivative Financial Instruments (Schedule Of NYMEX Contracts And Butane Price Swap Purchase Agreements) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
NYMEX - Cash Flow Hedges [Member]
Derivative [Line Items]
Barrels of Petroleum Products, Designated as Cash Flow Hedges	200,000
NYMEX - Fair Value Hedges [Member]
Derivative [Line Items]
Barrels of crude oil, designated as fair value hedges	700,000
NYMEX - Economic Hedges [Member]
Derivative [Line Items]
Barrels of petroleum products, used as economic hedges	1,600,000
Butane Price Swap Purchase Contracts [Member]
Derivative [Line Items]
Barrels of butane	200,000
Interest Expense [Member]
Derivative [Line Items]
Cash Flow Hedge Gain (Loss) to be Reclassified within Twelve Months	$ 0.2

Derivative Financial Instruments (Derivatives And Hedging-Fair Value Hedges) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivative Instruments, Gain (Loss) [Line Items]
Amount of Interest Expense Recognized on Fixed-Rate Debt (Related Hedged Item)	$ 117,981	$ 108,869	$ 96,379
Interest Rate Swap Agreements [Member] | Interest Expense [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of Gain Recognized on Derivative		1,275
Amount of Interest Expense Recognized on Fixed-Rate Debt (Related Hedged Item)		$ 7,556

Derivative Financial Instruments (Derivatives And Hedging-Cash Flow Hedges) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Derivative Instruments, Gain (Loss) [Line Items]
Amount of Gain (Loss) Recognized in AOCL on Derivative	$ 13,889	$ 7,739
Amount of Gain (Loss) Reclassified from AOCL into Income	2,924	7,903
Interest Rate Swap Agreements [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of Gain (Loss) Recognized in AOCL on Derivative	10,977	0
Interest Rate Swap Agreements [Member] | Interest Expense [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of Gain (Loss) Reclassified from AOCL into Income	164	164
NYMEX Commodity Contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of Gain (Loss) Recognized in AOCL on Derivative	2,912	7,739
NYMEX Commodity Contracts [Member] | Product Sales Revenues [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of Gain (Loss) Reclassified from AOCL into Income	$ 2,760	$ 7,739

Derivative Financial Instruments (Derivatives And Hedging-Overall-Subsequent Measurement) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Derivative Instruments, Gain (Loss) [Line Items]
Derivatives not designated as hedging	$ (37,811)	$ (23,563)
NYMEX Commodity Contracts [Member] | Product Sales Revenues [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivatives not designated as hedging	(36,959)	(23,218)
NYMEX Commodity Contracts [Member] | Operating Expenses [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivatives not designated as hedging	(2,055)	(331)
Butane Price Swap Purchase Contracts [Member] | Product Purchases [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivatives not designated as hedging	$ 1,203	$ (14)

Derivative Financial Instruments (Derivatives And Hedging-Designated) (Details) (Designated As Hedging Instrument [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Derivatives, Fair Value [Line Items]
Asset derivatives		$ 31
Liability derivatives		6,457
NYMEX Commodity Contracts [Member] | Energy Commodity Derivatives Contracts, Net [Member]
Derivatives, Fair Value [Line Items]
Asset derivatives	473	31
Liability derivatives	207	0
NYMEX Commodity Contracts [Member] | Other Assets [Member]
Derivatives, Fair Value [Line Items]
Asset derivatives		0
NYMEX Commodity Contracts [Member] | Other Noncurrent Liabilities [Member]
Derivatives, Fair Value [Line Items]
Liability derivatives		$ 6,457

Derivative Financial Instruments (Derivatives And Hedging-Nondesignated) (Details) (Not Designated As Hedging Instrument [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Derivatives, Fair Value [Line Items]
Asset derivatives	$ 1,577	$ 6,431
Liability derivatives	9,181	1,548
NYMEX Commodity Contracts [Member] | Energy Commodity Derivatives Contracts, Net [Member]
Derivatives, Fair Value [Line Items]
Asset derivatives	227	6,403
Liability derivatives	8,954	1,514
Butane Price Swap Purchase Contracts [Member] | Energy Commodity Derivatives Contracts, Net [Member]
Derivatives, Fair Value [Line Items]
Asset derivatives	1,350	28
Liability derivatives	$ 227	$ 34

Leases (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Leases [Abstract]
Total rent expense	$ 4.8	$ 4.6	$ 4

Leases (Lessee, future minimum rental payments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Leases [Abstract]
2013	$ 3.8
2014	3.6
2015	3
2016	2.8
2017	2.7
Thereafter	18.4
Total	$ 34.3

Leases (Lessor, future minimum payments receivable) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Leases [Abstract]
2013	$ 205.3
2014	200
2015	167.7
2016	115.9
2017	83.4
Thereafter	200.7
Total	$ 973

Long-Term Incentive Plan (Narrative) (Details)	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Payout Calculation Established Financial Metric	80.00%
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Payout Calculation Established Financial Metric and Personal Performance	20.00%
Limited partners' capital account, units issued	9,400,000
Limited partner unitholders, units remaining available	2,400,000
Performance-based awards, description of payout calculation	For performance-based awards, we base the payout calculation for 80% of the award solely on the attainment of a financial metric established by the compensation committee. We account for this portion of the award grants as equity. We base the payout calculation for the remaining 20% of the unit awards on both the attainment of a financial metric and the individual employee's personal performance as determined by the compensation committee.

Long-Term Incentive Plan (Changes In Non-Vested Unit Awards) (Details) (USD $)	12 Months Ended
Dec. 31, 2012
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Non-vested units - 1/1/2012	805,792
Units vested during 2012	(440,070)
Units forfeited during 2012	(26,611)
Non-vested units - 12/31/12	613,917
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Non-vested units - 1/1/2012	$ 24.39
Units vested during 2012	$ 21.98
Units forfeited during 2012	$ 26.99
Non-vested units - 12/31/12	$ 32.77
Equity Method [Member] | Performance-Based Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Non-vested units - 1/1/2012	548,024
Units vested during 2012	(302,464)
Units forfeited during 2012	(15,702)
Non-vested units - 12/31/12	444,090
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Non-vested units - 1/1/2012	$ 22.93
Units vested during 2012	$ 17.54
Units forfeited during 2012	$ 25.59
Non-vested units - 12/31/12	$ 31.24
Equity Method [Member] | Retention Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Non-vested units - 1/1/2012	120,760
Units vested during 2012	(61,990)
Units forfeited during 2012	(6,984)
Non-vested units - 12/31/12	58,802
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Non-vested units - 1/1/2012	$ 20.55
Units vested during 2012	$ 17.77
Units forfeited during 2012	$ 21.02
Non-vested units - 12/31/12	$ 24.6
Liability Method [Member] | Performance-Based Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Non-vested units - 1/1/2012	137,008
Units vested during 2012	(75,616)
Units forfeited during 2012	(3,925)
Non-vested units - 12/31/12	111,025
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Non-vested units - 1/1/2012	$ 33.65
Units vested during 2012	$ 43.19
Units forfeited during 2012	$ 43.19
Non-vested units - 12/31/12	$ 43.19
2012 Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Units granted during 2012	274,806
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Units granted during 2012	$ 33.5
2012 Awards [Member] | Equity Method [Member] | Performance-Based Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Units granted during 2012	214,232
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Units granted during 2012	$ 33.57
2012 Awards [Member] | Equity Method [Member] | Retention Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Units granted during 2012	7,016
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Units granted during 2012	$ 30.54
2012 Awards [Member] | Liability Method [Member] | Performance-Based Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Units granted during 2012	53,558
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Units granted during 2012	$ 33.57

Long-Term Incentive Plan (Total Non-Vested Unit Awards) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012
Long Term Incentive Plan [Line Items]
Unit Awards Granted	634,476
Estimated Forfeitures	33,492
Adjustment to Unit Awards in Anticipation of Achieving Above- Target Financial Results	343,301
Total Unit Award Accrual	944,285
Unrecognized Compensation Expense(a) (in millions)	$ 15.1	[1]
2011 Awards [Member] | Performance-Based Awards [Member]
Long Term Incentive Plan [Line Items]
Unit Awards Granted	302,022
Estimated Forfeitures	14,043
Adjustment to Unit Awards in Anticipation of Achieving Above- Target Financial Results	215,984
Total Unit Award Accrual	503,963
Vesting Date	12/31/2013
Unrecognized Compensation Expense(a) (in millions)	5.2	[1]
2012 Awards [Member] | Performance-Based Awards [Member]
Long Term Incentive Plan [Line Items]
Unit Awards Granted	267,322
Estimated Forfeitures	12,689
Adjustment to Unit Awards in Anticipation of Achieving Above- Target Financial Results	127,317
Total Unit Award Accrual	381,950
Vesting Date	12/31/2014
Unrecognized Compensation Expense(a) (in millions)	9	[1]
2013 Vesting Date [Member] | Retention Awards [Member]
Long Term Incentive Plan [Line Items]
Unit Awards Granted	1,764
Estimated Forfeitures	106
Adjustment to Unit Awards in Anticipation of Achieving Above- Target Financial Results	0
Total Unit Award Accrual	1,658
Vesting Date	12/31/2013
Unrecognized Compensation Expense(a) (in millions)	0	[1],[2]
2014 Vesting Date [Member] | Retention Awards [Member]
Long Term Incentive Plan [Line Items]
Unit Awards Granted	63,368
Estimated Forfeitures	6,654
Adjustment to Unit Awards in Anticipation of Achieving Above- Target Financial Results	0
Total Unit Award Accrual	56,714
Vesting Date	12/31/2014
Unrecognized Compensation Expense(a) (in millions)	0.9	[1]
Maximum [Member] | 2013 Vesting Date [Member] | Retention Awards [Member]
Long Term Incentive Plan [Line Items]
Unrecognized Compensation Expense(a) (in millions)	$ 0.1	[1],[2]

[1]	Unrecognized compensation expense will be recognized over the remaining vesting period of the awards.
[2]	Less than $0.1 million.

Long-Term Incentive Plan (Weighted-Average Grant Date Fair Values) (Details) (USD $)	12 Months Ended
Dec. 31, 2012
2010 Awards [Member] | Equity Method [Member] | Performance-Based Awards [Member]
Long Term Incentive Plan [Line Items]
Units granted during 2012	326,260
Weighted-Average Grant Date Fair Value	$ 17.53
2010 Awards [Member] | Equity Method [Member] | Retention Awards [Member]
Long Term Incentive Plan [Line Items]
Units granted during 2012	85,958
Weighted-Average Grant Date Fair Value	$ 17.47
2010 Awards [Member] | Liability Method [Member] | Performance-Based Awards [Member]
Long Term Incentive Plan [Line Items]
Units granted during 2012	81,566
Weighted-Average Grant Date Fair Value	$ 25.43
2011 Awards [Member] | Equity Method [Member] | Performance-Based Awards [Member]
Long Term Incentive Plan [Line Items]
Units granted during 2012	281,180
Weighted-Average Grant Date Fair Value	$ 28.52
2011 Awards [Member] | Equity Method [Member] | Retention Awards [Member]
Long Term Incentive Plan [Line Items]
Units granted during 2012	59,880
Weighted-Average Grant Date Fair Value	$ 23.96
2011 Awards [Member] | Liability Method [Member] | Performance-Based Awards [Member]
Long Term Incentive Plan [Line Items]
Units granted during 2012	70,296
Weighted-Average Grant Date Fair Value	$ 34.32
2012 Awards [Member]
Long Term Incentive Plan [Line Items]
Units granted during 2012	274,806
Weighted-Average Grant Date Fair Value	$ 33.5
2012 Awards [Member] | Equity Method [Member] | Performance-Based Awards [Member]
Long Term Incentive Plan [Line Items]
Units granted during 2012	214,232
Weighted-Average Grant Date Fair Value	$ 33.57
2012 Awards [Member] | Equity Method [Member] | Retention Awards [Member]
Long Term Incentive Plan [Line Items]
Units granted during 2012	7,016
Weighted-Average Grant Date Fair Value	$ 30.54
2012 Awards [Member] | Liability Method [Member] | Performance-Based Awards [Member]
Long Term Incentive Plan [Line Items]
Units granted during 2012	53,558
Weighted-Average Grant Date Fair Value	$ 33.57

Long-Term Incentive Plan (Vested Unit Awards) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2010 2008 Awards [Member]		Dec. 31, 2011 2009 Awards [Member]		Dec. 31, 2012 2010 Awards [Member]
Long Term Incentive Plan [Line Items]
Vested Limited Partner Units	440,070	767,792		1,100,276		751,237
Vesting Date		12/31/2010		12/31/2011		12/31/2012
Fair Value of Unit Awards on Vesting Date (in millions)		$ 13	[1]	$ 16.5	[1]	$ 17.1	[1]
Intrinsic Value of Unit Awards on Vesting Date (in millions)		$ 21.7		$ 37.9		$ 32.5

[1]	Represents the amount of the equity-based liabilities settled in January of the year following the vesting date.

Long-Term Incentive Plan (Cash Flow Effects Of LTIP Settlements) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 2007 Awards [Member]	Dec. 31, 2011 2008 Awards [Member]	Dec. 31, 2012 2009 Awards [Member]
Long Term Incentive Plan [Line Items]
Settlement Date	January 2010	January 2011	January 2012
Number of Limited Partner Units Issued, Net of Tax Withholdings	280,634	505,492	722,766
Minimum Tax Withholdings (in millions)	$ 3.4	$ 7.4	$ 13
Employer Taxes (in millions)	0.5	0.9	1.3
Total Cash Taxes Paid (in millions)	$ 3.9	$ 8.3	$ 14.3

Long-Term Incentive Plan (Equity-Based Incentive Compensation Expense) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	$ 21,036	$ 17,710	$ 18,899
Allocation of LTIP expense on Consolidated Statements of Income	21,036	17,710	18,899
Retention Awards [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	693	686	828
Equity Method [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	14,118	11,043	12,233
Equity Method [Member] | Retention Awards [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	693	686	828
Liability Method [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	6,918	6,667	6,666
G&A Expense [Member]
Long Term Incentive Plan [Line Items]
Allocation of LTIP expense on Consolidated Statements of Income	18,587	16,024	16,474
Operating Expenses [Member]
Long Term Incentive Plan [Line Items]
Allocation of LTIP expense on Consolidated Statements of Income	2,449	1,686	2,425
2007 Awards [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	0	0	6
2007 Awards [Member] | Equity Method [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	0	0	0
2007 Awards [Member] | Liability Method [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	0	0	6
2008 Awards [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	0	0	10,565
2008 Awards [Member] | Equity Method [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	0	0	6,763
2008 Awards [Member] | Liability Method [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	0	0	3,802
2009 Awards [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	0	8,682	4,989
2009 Awards [Member] | Equity Method [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	0	4,418	2,800
2009 Awards [Member] | Liability Method [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	0	4,264	2,189
2010 Awards [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	8,660	4,662	2,511
2010 Awards [Member] | Equity Method [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	4,937	3,100	1,842
2010 Awards [Member] | Liability Method [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	3,723	1,562	669
2011 Awards [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	7,156	3,680	0
2011 Awards [Member] | Equity Method [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	5,062	2,839	0
2011 Awards [Member] | Liability Method [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	2,094	841	0
2012 Awards [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	4,527	0	0
2012 Awards [Member] | Equity Method [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	3,426	0	0
2012 Awards [Member] | Liability Method [Member]
Long Term Incentive Plan [Line Items]
Equity-based incentive compensation expense	$ 1,101	$ 0	$ 0

Long-Term Incentive Plan (Director Equity-Based Compensation Expense) (Details) (Phantom Limited Partner Units Issued To Directors [Member], USD $)
In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Phantom Limited Partner Units Issued To Directors [Member]
Long Term Incentive Plan [Line Items]
Phantom units earned	25,017	25,236	30,002
Compensation - phantom unit expense	$ 523	$ 446	$ 449
Distribution equivalents	195	139	100
Changes in market value of phantom units	973	568	460
Total phantom units earned	1,691	1,153	1,009
Compensation paid in cash	345	292	306
Director Compensation Paid in Limited Partner Units	170	140	140
Total director compensation	2,206	1,585	1,455
Distribution equivalents charged to partners' capital	(195)	(139)	(100)
Total director compensation expense	$ 2,011	$ 1,446	$ 1,355

Segment Disclosures (Segment Reporting Information By Segment) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Transportation and terminals revenues									$ 970,744	$ 893,369	$ 793,599
Product sales revenues									799,382	854,528	763,090
Affiliate management fee revenue									1,948	770	758
Total revenues	503,195	325,869	449,527	493,483	486,933	435,510	383,327	442,897	1,772,074	1,748,667	1,557,447
Operating expenses									328,454	306,415	282,212
Product purchases									657,108	706,270	668,585
Equity earnings									(2,961)	(6,763)	(5,732)
Operating margin	248,698	138,527	224,181	178,067	199,004	188,457	184,611	170,673	789,473	742,745	612,382
Depreciation and amortization expense									128,012	121,179	108,668
G&A expenses									109,403	98,669	95,316
Operating profit									552,058	522,897	408,398
Additions to long-lived assets									351,189	213,894	509,485
Segment assets	4,062,630				3,807,046				4,062,630	3,807,046	3,685,304
Corporate assets	357,437				237,955				357,437	237,955	32,596
Total assets	4,420,067				4,045,001				4,420,067	4,045,001	3,717,900
Goodwill	53,260				53,260				53,260	53,260	53,260
Investment in non-controlled entities	107,356				35,594				107,356	35,594	23,728
Refined Products [Member]
Segment Reporting Information [Line Items]
Transportation and terminals revenues									723,835	680,235	631,872
Product sales revenues									790,116	848,902	759,062
Affiliate management fee revenue									0	0	0
Total revenues									1,513,951	1,529,137	1,390,934
Operating expenses									267,694	250,794	232,565
Product purchases									653,429	704,313	667,079
Equity earnings									0	0	0
Operating margin									592,828	574,030	491,290
Depreciation and amortization expense									86,218	81,876	77,170
G&A expenses									87,309	80,746	76,955
Operating profit									419,301	411,408	337,165
Additions to long-lived assets									127,744	130,645	242,523
Segment assets	2,530,770				2,736,522				2,530,770	2,736,522	2,658,986
Goodwill	38,369				38,369				38,369	38,369	38,369
Investment in non-controlled entities	0				0				0	0	0
Crude Oil Pipeline and Terminals [Member]
Segment Reporting Information [Line Items]
Transportation and terminals revenues									92,288	61,205	22,051
Product sales revenues									0	591	214
Affiliate management fee revenue									1,734	770	758
Total revenues									94,022	62,566	23,023
Operating expenses									5,229	(4,898)	238
Product purchases									0	0	0
Equity earnings									(2,574)	(6,761)	(5,732)
Operating margin									91,367	74,225	28,517
Depreciation and amortization expense									12,228	10,303	3,444
G&A expenses									5,420	1,773	1,491
Operating profit									73,719	62,149	23,582
Additions to long-lived assets									166,960	45,124	221,779
Segment assets	875,005				432,073				875,005	432,073	406,344
Goodwill	12,082				12,082				12,082	12,082	12,082
Investment in non-controlled entities	91,629				24,936				91,629	24,936	22,934
Marine Storage [Member]
Segment Reporting Information [Line Items]
Transportation and terminals revenues									154,621	151,929	139,676
Product sales revenues									9,266	5,035	3,814
Affiliate management fee revenue									214	0	0
Total revenues									164,101	156,964	143,490
Operating expenses									58,486	63,438	52,418
Product purchases									3,679	1,957	1,506
Equity earnings									(387)	(2)	0
Operating margin									102,323	91,571	89,566
Depreciation and amortization expense									26,611	26,081	25,045
G&A expenses									16,674	16,150	16,870
Operating profit									59,038	49,340	47,651
Additions to long-lived assets									56,485	38,125	45,183
Segment assets	656,855				638,451				656,855	638,451	619,974
Goodwill	2,809				2,809				2,809	2,809	2,809
Investment in non-controlled entities	15,727				10,658				15,727	10,658	794
Intersegment Elimination [Member]
Segment Reporting Information [Line Items]
Transportation and terminals revenues									0	0	0
Product sales revenues									0	0	0
Affiliate management fee revenue									0	0	0
Total revenues									0	0	0
Operating expenses									(2,955)	(2,919)	(3,009)
Product purchases									0	0	0
Equity earnings									0	0	0
Operating margin									2,955	2,919	3,009
Depreciation and amortization expense									2,955	2,919	3,009
G&A expenses									0	0	0
Operating profit									$ 0	$ 0	$ 0

Commitments And Contingencies (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Commitments And Contingencies [Line Items]
Income (Loss) from Equity Method Investments	$ (2,961,000)	$ (6,763,000)	$ (5,732,000)
Liabilities recognized for estimated environmental costs	48,263,000	49,635,000
Estimated environmental liabilities, years	10 years
Environmental expenses	12,000,000	23,100,000	11,800,000
Receivables from insurance carriers related to environmental matters	7,900,000	7,700,000
Revenues received from insurance carriers related to environmental matters	1,200,000	500,000	2,800,000
Texas Commission On Environmental Quality Fees [Member]
Commitments And Contingencies [Line Items]
Loss Contingency, Range of Possible Loss, Minimum	0
Loss Contingency, Range of Possible Loss, Maximum	14,300,000
Loss Contingency, Estimate of Possible Loss	10,900,000
Osage Complaint [Member]
Commitments And Contingencies [Line Items]
Equity Method Investment, Ownership Percentage	50.00%
MF Global Holdings Ltd. Bankruptcy [Member]
Commitments And Contingencies [Line Items]
Amount Owed On Transfer Of Existing Trading Positions	29,400,000
Amount Received From Existing Trading Positions	23,600,000
Remaining amount owed	5,800,000
Loss Contingency, Related Receivable Carrying Value, Settlement Amount	5,400,000
Loss Contingency, Related Receivable Carrying Value, Loss Amount	400,000
Long Term Receivables [Member]
Commitments And Contingencies [Line Items]
Receivables from insurance carriers related to environmental matters	5,100,000	2,500,000
Other Receivables [Member]
Commitments And Contingencies [Line Items]
Receivables from insurance carriers related to environmental matters	$ 2,800,000	$ 5,200,000

Quarterly Financial Data (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Quarterly Financial Information Disclosure [Abstract]
Revenues	$ 503,195	$ 325,869	$ 449,527	$ 493,483	$ 486,933	$ 435,510	$ 383,327	$ 442,897	$ 1,772,074	$ 1,748,667	$ 1,557,447
Total costs and expenses	318,601	248,334	283,724	372,318	349,173	299,712	256,104	327,544	1,222,977	1,232,533	1,154,781
Operating margin (loss)	248,698	138,527	224,181	178,067	199,004	188,457	184,611	170,673	789,473	742,745	612,382
Net income	153,803	50,522	137,821	93,524	110,262	110,240	102,999	90,065	435,670	413,566	311,580
Limited partners' interest					$ 110,262	$ 110,240	$ 102,999	$ 90,128	$ 435,670	$ 413,629	$ 311,977
Basic and diluted net income per limited partner unit	$ 0.68	$ 0.22	$ 0.61	$ 0.41	$ 0.49	$ 0.49	$ 0.46	$ 0.4	$ 1.92	$ 1.83	$ 1.42

Fair Value Disclosures (Carrying Amounts And Fair Values Of Our Financial Instruments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Derivative Assets, Commodity Contracts, Fair Value		$ 4,914
Derivative Financial Instruments, Current Liabilities, Fair Value Disclosure	(7,338)
Derivative Financial Instruments, Noncurrent Liabilities, Fair Value Disclosure		(6,457)
Receivables, Fair Value Disclosure	5,108	2,510
Long-term Debt, Fair Value	(2,721,985)	(2,389,700)
Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Cash and Cash Equivalents, Fair Value Disclosure	328,278	209,620
Derivative Assets, Commodity Deposits, Fair Value	18,304	26,917
Derivative Assets, Commodity Contracts, Fair Value	0	4,914
Derivative Financial Instruments, Current Liabilities, Fair Value Disclosure	(7,338)	0
Derivative Financial Instruments, Noncurrent Liabilities, Fair Value Disclosure	0	(6,457)
Receivables, Fair Value Disclosure	5,135	2,534
Long-term Debt, Fair Value	(2,393,408)	(2,151,775)
Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Cash and Cash Equivalents, Fair Value Disclosure	328,278	209,620
Derivative Assets, Commodity Deposits, Fair Value	18,304	26,917
Derivative Assets, Commodity Contracts, Fair Value	0	4,914
Derivative Financial Instruments, Current Liabilities, Fair Value Disclosure	(7,338)	0
Derivative Financial Instruments, Noncurrent Liabilities, Fair Value Disclosure	0	(6,457)
Receivables, Fair Value Disclosure	5,108	2,510
Long-term Debt, Fair Value	(2,721,985)	(2,389,700)
Fair Value, Inputs, Level 1 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Derivative Assets, Commodity Contracts, Fair Value		4,914
Derivative Financial Instruments, Current Liabilities, Fair Value Disclosure	(7,338)
Derivative Financial Instruments, Noncurrent Liabilities, Fair Value Disclosure		(6,457)
Receivables, Fair Value Disclosure	0	0
Long-term Debt, Fair Value	2,721,985	(2,389,700)
Fair Value, Inputs, Level 2 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Derivative Assets, Commodity Contracts, Fair Value		0
Derivative Financial Instruments, Current Liabilities, Fair Value Disclosure	0
Derivative Financial Instruments, Noncurrent Liabilities, Fair Value Disclosure		0
Receivables, Fair Value Disclosure	0	0
Long-term Debt, Fair Value	0	0
Fair Value, Inputs, Level 3 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Derivative Assets, Commodity Contracts, Fair Value		0
Derivative Financial Instruments, Current Liabilities, Fair Value Disclosure	0
Derivative Financial Instruments, Noncurrent Liabilities, Fair Value Disclosure		0
Receivables, Fair Value Disclosure	5,108	2,510
Long-term Debt, Fair Value	$ 0	$ 0

Fair Value Disclosures (Recurring Fair Value Measurements Of Our Commodity Contracts And Interest Rate Swaps) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Cash Equivalents, Fair Value Disclosure	$ 319,716	$ 172,164
Derivative Assets, Commodity Contracts, Fair Value		4,914
Derivative Financial Instruments, Current Liabilities, Fair Value Disclosure	(7,338)
Derivative Financial Instruments, Noncurrent Liabilities, Fair Value Disclosure		(6,457)
Receivables, Fair Value Disclosure	5,108	2,510
Long-term Debt, Fair Value	(2,721,985)	(2,389,700)
Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Cash Equivalents, Fair Value Disclosure	319,716	172,164
Derivative Assets, Commodity Contracts, Fair Value		4,914
Derivative Financial Instruments, Current Liabilities, Fair Value Disclosure	(7,338)
Derivative Financial Instruments, Noncurrent Liabilities, Fair Value Disclosure		(6,457)
Receivables, Fair Value Disclosure	0	0
Long-term Debt, Fair Value	2,721,985	(2,389,700)
Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Cash Equivalents, Fair Value Disclosure	0	0
Derivative Assets, Commodity Contracts, Fair Value		0
Derivative Financial Instruments, Current Liabilities, Fair Value Disclosure	0
Derivative Financial Instruments, Noncurrent Liabilities, Fair Value Disclosure		0
Receivables, Fair Value Disclosure	0	0
Long-term Debt, Fair Value	0	0
Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Cash Equivalents, Fair Value Disclosure	0	0
Derivative Assets, Commodity Contracts, Fair Value		0
Derivative Financial Instruments, Current Liabilities, Fair Value Disclosure	0
Derivative Financial Instruments, Noncurrent Liabilities, Fair Value Disclosure		0
Receivables, Fair Value Disclosure	5,108	2,510
Long-term Debt, Fair Value	$ 0	$ 0

Distributions (Distributions) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	0 Months Ended												12 Months Ended
	Nov. 14, 2012	Aug. 14, 2012	May 15, 2012	Feb. 14, 2012	Nov. 14, 2011	Aug. 12, 2011	May 13, 2011	Feb. 14, 2011	Nov. 12, 2010	Aug. 13, 2010	May 14, 2010	Feb. 12, 2010	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Distributions Made to Limited Liability Company (LLC) Member [Line Items]
Per unit cash distribution amount	$ 0.485	$ 0.47125	$ 0.42	$ 0.4075	$ 0.4	$ 0.3925	$ 0.385	$ 0.37875	$ 0.3725	$ 0.36625	$ 0.36	$ 0.355	$ 1.78375	$ 1.55625	$ 1.45375
Limited partner units	$ 109,707	$ 106,597	$ 95,004	$ 92,177	$ 90,189	$ 88,498	$ 86,807	$ 85,398	$ 83,798	$ 82,393	$ 76,847	$ 75,779	$ 403,485	$ 350,892	$ 318,817

Owners' Equity (Changes In Limited Partner Units Outstanding) (Details)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Partners' Capital Account, Units, Unit Based Compensation [Roll Forward]
Limited partner units outstanding	225,473,142		224,962,698		213,175,644
Partners' Capital Account, Units, Unit-based Compensation	722,766		505,492		280,634
Other limited partner units issued	4,964	[1]	4,952	[1]	6,420	[1]
Partners' Capital Account, Units, Sale of Units					11,500,000
Limited partner units outstanding	226,200,872		225,473,142		224,962,698
Limited Partners' Capital Account, Right to Receive Distribution in Cash, Period	45 days
Limited Partners' Capital Account, Removal of Magellan GP, LLC, Percentage Vote	100.00%
Limited Partners' Capital Account, Annual Report Available, Period	120 days
Limited Partners' Capital Account, Tax Reporting Information, Period	90 days

[1]	Limited partner units issued to settle the equity-based retainer paid to independent directors of our general partner.

Subsequent Events (Details) (USD $) In Thousands, except Share data, unless otherwise specified	0 Months Ended												12 Months Ended			0 Months Ended	1 Months Ended				0 Months Ended
	Nov. 14, 2012	Aug. 14, 2012	May 15, 2012	Feb. 14, 2012	Nov. 14, 2011	Aug. 12, 2011	May 13, 2011	Feb. 14, 2011	Nov. 12, 2010	Aug. 13, 2010	May 14, 2010	Feb. 12, 2010	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Feb. 13, 2013 Subsequent Event [Member]	Feb. 01, 2013 Subsequent Event [Member]	Jan. 31, 2013 Subsequent Event [Member]	Dec. 31, 2012 Double Eagle Pipeline Llc [Member]	Dec. 31, 2012 BridgeTex [Member]	Feb. 22, 2013 Plains All American Pipeline Acquisition [Member] Subsequent Event [Member] mi
Subsequent Event [Line Items]
Equity Method Investment, Ownership Percentage																			50.00%	50.00%
Phantom units earned																	224,349
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period																	3 years
Limited partner units issued																		478,566
Vested Limited Partner Units													440,070				476,682
Directors' Fees Paid In Limited Partners Units																	1,884
Date of cash distribution																Feb 14, 2013
Cash distribution per limited partner unit	$ 0.485	$ 0.47125	$ 0.42	$ 0.4075	$ 0.4	$ 0.3925	$ 0.385	$ 0.37875	$ 0.3725	$ 0.36625	$ 0.36	$ 0.355	$ 1.78375	$ 1.55625	$ 1.45375	$ 0.5
Distribution Made to Member or Limited Partner, Date of Record																Feb 6, 2013
Total cash distributions	$ 109,707	$ 106,597	$ 95,004	$ 92,177	$ 90,189	$ 88,498	$ 86,807	$ 85,398	$ 83,798	$ 82,393	$ 76,847	$ 75,779	$ 403,485	$ 350,892	$ 318,817	$ 113,300
Length of Petroleum Pipeline Acquired																					800
Acquisitions of businesses													$ 0	$ 0	$ 291,292						$ 190,000